As filed with the Securities and Exchange Commission on February 23, 2015

Securities Act File No. 333-201593

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1
Post-Effective Amendment No.

FULL CIRCLE CAPITAL CORPORATION

(Exact name of Registrant as specified in charter)

102 Greenwich Avenue, 2nd Floor
Greenwich, CT 06830

(Address of Principal Executive Offices)

Registrant’s telephone number, including Area Code: (203) 900-2100

John E. Stuart
Chairman
Full Circle Capital Corporation
102 Greenwich Avenue, 2nd Floor
Greenwich, CT 06830

(Name and address of agent for service)

COPIES TO:

Steven B. Boehm
John J. Mahon
Sutherland Asbill & Brennan LLP
700 Sixth Street, NW, Suite 700
Washington, DC 20001
(202) 383-0100

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box):

☐ when declared effective pursuant to section 8(c).

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Number Being Registered	Proposed Maximum Offering Price Per Share(1)	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Common Stock, $0.01 par value per share	11,949,034	$4.00	$47,796,136	$2,278.10	(3)
Rights to purchase common stock(2)	11,949,034	—	—	—

(1)	Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.
(2)	Evidencing the rights to subscribe for shares of common stock of the Registrant being registered herewith. Pursuant to Rule 457(g) of the Securities Act of 1933, no separate registration fee is required for the rights because the rights are being registered in the same registration statement as the common stock of the Registrant underlying the rights.
(3)	A filing fee of $3,275.83 was previously paid in connection with the registration of $28,191,230.58 of the Company’s common stock in connection with the initial filing of the Company’s Registration Statement on January 16, 2015. The offer and sale of shares of common stock pursuant to the basic subscription and over-subscription are being registered.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED [    ]   , 2015

Full Circle Capital Corporation

Up to Approximately 11,949,034 Shares of Common Stock Issuable upon
Exercise of Rights to Subscribe for Such Shares

We are an externally managed non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the “1940 Act.” Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

We are issuing non-transferable rights to our stockholders of record, or record date stockholders, as of [  ] p.m., New York City time, on March 6, 2015, or the record date, entitling any holders of rights, or rights holders, to subscribe for an aggregate of approximately 11,949,034 shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. The rights entitle the holders to purchase one new share of common stock for every one right held, which we refer to as the primary subscription right, and record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer. In addition, because the subscription price per share will be less than the net asset value per share, the offer will result in an immediate dilution of net asset value per share for all of our stockholders. This offering will also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for and what the net asset value of our common stock will be on the expiration date for the offer. Any such dilution will disproportionately affect non-exercising stockholders. Because the subscription price is substantially less than our current net asset value per share, all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors — Risks Related To This Offering — Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering” and “Dilution” in this prospectus for more information.

After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at the midpoint of the expected subscription price of $3.75 per share and our receipt of the estimated net proceeds from that sale, our “as adjusted” net asset value would have been approximately $107.9 million, or approximately $4.52 per share, representing an immediate dilution of approximately $0.97 per share to our existing stockholders.

The rights are non-transferable and will not be listed for trading on the NASDAQ Global Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Market under the symbol “FULL.” See “The Offering” for a complete discussion of the terms of this offer.

The subscription price is expected to be between $3.50 and $4.00 per share. The offer will expire at [  ] p.m., New York City time, on [  ], 2015, unless extended as described in this prospectus, which date we refer to as the expiration date. We, in our sole discretion, may extend the period for exercising the rights. You will have no right to rescind your subscriptions after receipt of your payment of the estimated subscription price except as described in this prospectus.

Our common stock is traded on the NASDAQ Global Market under the symbol “FULL.” On February 20, 2015, the last reported sales price on the NASDAQ Global Market for our common stock was $4.66 per share. We are required to determine the net asset value per share of our common stock on a quarterly basis. Our net asset value per share of our common stock as of December 31, 2014 was $5.48. As of December 31, 2014, 33% of our debt portfolio at fair value consisted of debt securities and asset-based revolving lines of credit for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold.

An investment in our common stock is subject to risks and involves a heightened risk of total loss of investment. In addition, the companies in which we invest are subject to special risks. For example, we invest in securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” and “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. See “Risk Factors” beginning on page 21 to read about factors you should consider, including the risk of leverage, before investing in our securities.

Neither the SEC nor any state securities commission has approved or disapproved of these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Please read this prospectus before investing and keep it for future reference. This prospectus contains important information about us that a prospective investor ought to know before investing in our common stock. We file annual, quarterly and current reports, proxy statements and other information with the SEC (http://www.sec.gov), which is available free of charge by contacting us by mail at 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830, by telephone at (203) 900-2100 or on our website at http://www.fccapital.com.

	Per Share(3)	Total(4)
Subscription price	$3.75	$44,808,878
Estimated sales load(1)	$0.15	$1,792,355
Proceeds before expenses, to us(2)	$3.60	$43,016,522
(1)	In connection with the offer, Ladenburg Thalmann & Co. Inc., the dealer manager for this offer, will receive a fee for its financial advisory, marketing and soliciting services equal to a maximum of 4% of the subscription price per share for each share issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege.
(2)	Before deduction of offering expenses incurred by us, estimated to be $613,223. The estimated total and per share dollar amount of proceeds of the rights offering after deduction of fees and expenses will be $42,403,299 and $3.55, respectively.
(3)	The estimated total and per share dollar amount of all fees and expenses of the rights offering that will be borne by shareholders will be $613,223 and $0.05, respectively.
(4)	Assumes all rights are exercised at the subscription price.

If you have any questions or need further information about this rights offering, please call [  ], our information agent for the rights offering, at [   ].

Ladenburg Thalmann

Prospectus dated             , 2015

You should rely on the information contained in this prospectus. We have not, and the dealer manager has not, authorized any other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. This prospectus will be amended to reflect material changes to the information contained herein.

i

SUMMARY

The following summary contains basic information about the rights offering pursuant to this prospectus. It is not complete and may not contain all the information that is important to you. For a more complete understanding of the rights offering pursuant to this prospectus, we encourage you to read this entire prospectus and the documents to which we have referred in this prospectus. The prospectus summarizes the material terms of all the documents which are referenced herein. Together, these documents describe the specific terms of this rights offering. You should carefully read the sections entitled “Risk Factors” and “Business” and our consolidated financial statements included in this prospectus.

Except where the context requires otherwise, the terms “Full Circle Capital,” the “Company,” or “we” refer to Full Circle Capital Corporation; “Full Circle Advisors” or our “investment adviser” refers to Full Circle Advisors, LLC; and “Full Circle Service Company” or our “administrator” refers to Full Circle Service Company, LLC.

THE RIGHTS OFFERING

The Offer

We are issuing to stockholders of record, or record date stockholders, on March 6, 2015, the record date, 11,949,034 non-transferable rights for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for one share of our common stock for every one right held (1 for 1), which we refer to as the primary subscription right. We will not issue fractional shares of our common stock upon the exercise of rights.

The rights are non-transferable and are not listed for trading on the NASDAQ Global Market or any other stock exchange. The rights may not be purchased or sold and there is no market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Market under the symbol “FULL.” See “The Offer.”

Subscription Price

The subscription price per share is expected to be between $3.50 and $4.00. See “The Offer — The Subscription Price.”

Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them (other than those rights which cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares of our common stock which were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Offer — Over-Subscription Privilege.”

FCA Investments LLC (“FCA Investments”) is a subsidiary of our investment adviser, Full Circle Advisors. Full Circle Advisors will commit, either directly or through FCA Investments, to over-subscribe for up to a total investment of $5.0 million in shares of our common stock and is currently obligated to over-subscribe for any such shares. Any over-subscription by Full Circle Advisors or FCA Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege. FCA Investments currently does not own any shares of our common stock. Full Circle Advisors currently owns 120 shares of our common stock. See “The Rights Offering — Over-Subscription Privilege”

Private Placement Transaction

Certain institutional and individual accredited investors intend to enter into a subscription agreement with us to purchase up to [    ] shares at $[    ] per share in a concurrent private placement transaction immediately following completion of this rights offering. We have agreed to reduce the number of shares such investors are committed to purchase in such concurrent private placement transaction by the number of shares each such institutional investor subscribes for in connection with this offering. We currently have shareholder approval to issue up to 25% of our pre-transaction shares outstanding at a price below our net asset value. The maximum number of shares of common stock we would issue in the private placement transaction will be less than 20% of the number of outstanding shares of our common stock prior to this offering and the private placement transaction to comply with our shareholder approval and NASDAQ requirements.

Purpose of the Offer

Our Board of Directors has determined that it would be in the best interest of Full Circle Capital and its stockholders to increase the capital available for making additional investments, as well as to generally enhance our liquidity. Making additional investments will reduce our risk exposure to any one particular investment. In addition, in order to remain relevant in the market, we must have sufficient liquidity available to remain a credible source of capital. The offering will increase the capital available for us to make additional investments. We believe that we will have limited capital available for new investments in 2015 unless we increase our present capital resources. However, we expect to have sufficient resources available from investment income to pay our current expenses for the foreseeable future. We do not currently intend to use the proceeds from this or any future rights offerings to maintain our distribution policy by providing funding for future distributions. This offering gives existing shareholders the right to purchase additional shares at a price that is expected to be below market, while providing us access to additional capital resources. All costs of this rights offering will be borne by our shareholders whether or not they exercise their subscription rights. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the fact that the net proceeds per share from the offering may be below our then current net asset value per share and the resulting effect that the offering will have on our net asset value per share;
•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;
•	the dilution in ownership and voting power to be experienced by non-exercising stockholders;
•	the dilutive effect the offering will have on the dividends per share we distribute subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;
•	the size of the offering in relation to the number of shares outstanding;
•	the fact that the rights are not listed on the NASDAQ Global Market;
•	the market price of our common stock, both before and after the announcement of the rights offering;
•	the general condition of the securities markets; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to our investment adviser.

We cannot provide you assurance of the amount of dilution, if any, that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, our investment adviser’s management fee is based upon our gross assets, which may include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer is in our best interest and in the best interests of our stockholders, we have retained Ladenburg Thalmann & Co. Inc., the dealer manager for this offering, to provide us with financial advisory, marketing and soliciting services relating to this offer, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act.

Non-Transferability of Rights

The rights are being issued in this offering only to holders of our common stock as of the record date and are non-transferable. Therefore, only the underlying shares of common stock, and not the rights, will be admitted for trading on the NASDAQ Global Market. See “The Offer — Non-Transferability of Rights.”

Use of Proceeds

We intend to use the net proceeds from this offering for the origination of new investments in accordance with our investment objective, and for working capital and other general corporate purposes. See “Use of Proceeds.”

Advisory Base Management Fees and Incentive Fees

Upon completion of this offering, for the periods commencing on April 1, 2015 and ending on June 30, 2015 and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors has agreed to waive the portion of the base management fees and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to our Investment Advisory Agreement to the extent required in order for Full Circle Capital to earn net investment income sufficient to support the distribution payment on the shares of our common stock outstanding on the relevant record date for each monthly distribution as then declared by our board of directors. The determination of the amount to be waived will be finalized as of the end of the fiscal year for each period, with such amounts being accrued on a quarterly basis. Net investment income is defined as net income before net realized gains (losses) and unrealized appreciation (depreciation), in each case, as determined in accordance with U.S. Generally Accepted Accounting Principles. Full Circle Advisors will not be entitled to recoup any amount of base management fees that it waives pursuant to this agreement. There can be no assurance that Full Circle Advisors will extend the waiver beyond June 30, 2016. Fee waivers may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Company to Full Circle Advisors. Even if Full Circle Advisors fully waives all base management fees and incentive fees to which it would otherwise be entitled, we cannot assure you that we will generate sufficient net investment income to support the above-referenced minimum monthly dividend amount. In addition, even with the waiver, there may be insufficient income to avoid a return of capital. The waiver is not a guarantee of a specific distribution level, as all distributions are subject to approval of our Board of Directors.

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our then current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience could be substantial. The offering will also have a dilutive effect on dividends per share of $0.20.

As of December 31, 2014, our net assets were $65.5 million, or approximately $5.48 per share. After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at a subscription price of $3.75 per share and our receipt of the estimated net proceeds from that sale, our “as adjusted” net asset value would have been approximately $107.9 million, or approximately $4.52 per share, representing an immediate dilution of approximately $0.97 per share to our existing stockholders.

The following table illustrates the dilutive effect of this offering on net asset value per share, and the dilutive effects of this offering on net investment income, net increase in net assets resulting from operations and distributions on a per share basis, assuming all rights are exercised at a subscription price of $3.75 per share:

	As of December 31, 2014 (unaudited)
	Actual	As Adjusted(4)
Net asset value per common share	$5.48	$4.52

	Actual		As Adjusted(4)
Net increase in net assets resulting from net investment income per common share	$0.35	(1)	$0.18	(2)
Net increase in net assets resulting from operations per common share	$(0.53)(1)		$(0.27)(2)
Distributions per common share	$0.40		$0.20	(3)

(1)	Basic and diluted, weighted average number of shares outstanding is 11,913,284.
(2)	Assumes that on July 1, 2014, the beginning of the indicated period, (a) all rights were exercised at a subscription price of $3.75 per share, and (b) 11,949,034 shares of our common stock were issued upon exercise of such rights. Also assumes 4% sales load on all shares and $613,223 of offering expenses.
(3)	Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.
(4)	Amounts do not reflect the issuance of any additional shares in the concurrent private placement. To the extent the rights offering is fully subscribed and we issue an additional [ ] shares in connection with the concurrent private placement, the issuance of such additional shares would have a further dilutive effect on our shareholders as follows:

As of December 31, 2014 (unaudited)
As Adjusted
Net asset value per common share

Six Months Ended December 30, 2014 (unaudited)
As Adjusted
Net increase in net assets resulting from net investment income per common share	$	[ ]
Net increase in net assets resulting from operations per common share	$	[ ]
Distributions per common share	$	[ ]

Amendments and Termination

We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby. If this rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments, without interest.

How to Obtain Subscription Information

•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or
•	Contact the information agent, [ ], toll-free at [ ]. Broker-dealers and nominees may call [ ].

How to Subscribe

•	Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering, or
•	If your shares are held in an account with your broker-dealer, trust company, bank or other nominee, which qualifies as an Eligible Guarantor Institution under Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), have your Eligible Guarantor Institution deliver a notice of guaranteed delivery to the subscription agent by the expiration date of the rights offering.

Subscription Agent

[                    ] will act as the subscription agent in connection with this offer.

Information Agent

[  ] will act as the information agent in connection with this offer. You may contact [  ] toll-free with questions at [  ]. Broker-dealers and nominees may call [  ].

Distribution Arrangements

Ladenburg Thalmann & Co. Inc. will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial advisory services and marketing assistance in connection with the offering and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for their financial advisory, marketing and soliciting services equal to [ ]% of the subscription price per share for shares issued pursuant to the exercise of rights, including pursuant to the over-subscription privilege. The dealer manager may reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember

Record Date	March 6, 2015
Subscription Period	from [ ], 2015 to [ ], 2015(1)
Expiration Date	[ ], 2015(1)
Deadline for Delivery of Subscription Certificates and
Payment for Shares(2)	[ ], 2015 at [5]pm EST(1)
Deadline for Delivery of Notice of Guaranteed Delivery(2)	[ ], 2015 at [5]pm EST(1)
Deadline for Delivery of Subscription Certificates and Payment for Shares pursuant to Notice of Guaranteed Delivery	[ ], 2015 at [5]pm EST(1)
Confirmations Mailed to Participants	[ ], 2015(1)
Final Payment for Shares	[ ], 2015(1)

(1)	Unless the offer is extended.
(2)	Participating rights holders must, by the expiration date of the offer (unless the offer is extended), either (i) deliver a subscription certificate and payment for shares or (ii) cause to be delivered on their behalf a notice of guaranteed delivery.

OVERVIEW

Full Circle Capital, a Maryland corporation formed in April 2010, is an externally managed non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940 (the “1940 Act”). Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Full Circle Advisors and Full Circle Service Company provides the administrative services necessary for us to operate.

We invest primarily in senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. In our lending activities, we focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Our investments generally range in size from $3 million to $10 million; however, we may make larger or smaller investments from time to time on an opportunistic basis. We focus primarily on senior secured loans and “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position provides us with greater control and security in the primary collateral of a borrower and helps mitigate risk against loss of principal should a borrower default. Our stretch senior secured loans typically possess a greater advance rate against the borrower’s assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. This stretch senior secured loan instrument can provide borrowers with a more efficient and desirable solution than a senior bank line combined with a separate second lien or mezzanine loan obtained from another source. We also may invest in mezzanine, subordinated or unsecured loans. In addition, we may acquire equity or equity related interests from a borrower along with our debt investment. We attempt to protect against risk of loss on our debt investments by investing in borrowers with cash flows to cover debt services, while frequently securing our loans against tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of our borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of our borrowers. We believe this allows us more options and greater likelihood of repayment from refinancing, asset sales of our borrowers and/or amortization.

We generally seek to invest in lower middle-market companies in areas that we believe have been historically under-serviced, especially during and after the 2008/2009 credit crisis. These areas include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because we believe there are fewer banks and specialty finance companies focused on lending to these lower middle-market companies, we believe we can negotiate more favorable terms on our debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of other transactions. We generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.

As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See “Material U.S. Federal Income Tax Considerations.”

Our headquarters are located at 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830 and our telephone number is (203) 900-2100.

About Our Investment Adviser and Administrator

We are managed by Full Circle Advisors, whose investment committee members have an average of approximately 19 years of experience financing and investing in lower middle-market companies. Full Circle Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Certain members of Full Circle Advisors’ investment committee also presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. The investment committee has to date originated approximately $428 million in loans and investments in 81 distinct borrowers since inception of Full Circle Funding, LP in 2005 and through activities at Full Circle Advisors since August 2010. The existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, have been fully committed and are no longer making investments in new opportunities. The Legacy Funds are expected to be wound down as their remaining investments mature. Full Circle Funding, LP and other affiliates of our investment adviser may manage other funds and accounts in the future.

We benefit from the proven ability of our investment adviser’s investment committee to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment committee members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is controlled and led by John E. Stuart, our Chairman, and Gregg J. Felton, our Chief Executive Officer and President. Mr. Stuart and Mr. Felton, who serves as Chief Investment Officer of Full Circle Advisors, are assisted by Lawrence Chua and Crandall Deery, who each serve as a Vice President of Full Circle Advisors. We consider Messrs. Stuart, Felton, Chua and Deery to be Full Circle Advisors’ investment committee. Under our investment advisory agreement with Full Circle Advisors (the “Investment Advisory Agreement”), we have agreed to pay Full Circle Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our net investment income and realized gains. See “Investment Advisory Agreement.”

We have also entered into an administration agreement (the “Administration Agreement”), under which we have agreed to reimburse Full Circle Service Company for our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Full Circle Service Company is controlled by Messrs. Stuart and Felton. See “Administration Agreement.”

Business Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Deliver Flexible Financing Solutions. We believe our ability to provide a broad range of flexible debt financing solutions to lower middle-market companies sets us apart from other capital providers. We offer to our portfolio companies debt financing facilities that, combined with our ability to recognize the underlying value and security of diverse types of traditional and non-traditional asset based collateral, we believe allows us to provide flexible facilities to fit the capital requirements of each borrower. We believe that our focus on providing senior secured and stretch senior loans provides a more efficient and less complicated capital structure and source of capital for borrowers. We also believe that it maximizes our control of and exposure to asset-based collateral coverage as security for our loans, thereby greatly reducing our risk of possible losses due to deterioration in a borrower’s performance.

•	Target Lower Middle-Market Companies. We generally provide capital to our portfolio companies for growth capital, acquisition financing and refinancing of existing debt facilities. We believe our target portfolio companies are generally involved in industries or markets that are under-followed or serviced because they are either less visible to mainstream institutions or investors, or are too small or localized for larger financial institutions or larger funds, particularly those that lack the requisite industry-specific knowledge and expertise. We believe there have historically been fewer banks and finance companies focused on lending to these types of lower middle-market companies. As a result, we believe we can negotiate terms on loans to these types of companies that generally possess better risk-adjusted return profiles than terms on loans to larger, more mainstream companies. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of transactions involving larger companies. We generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.
•	Focus on Senior Secured Lending and Structuring of Investments to Minimize Risk of Loss. We seek to structure our loan investments on a favorable loan-to-value (“LTV”) exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We generally seek to protect against risk of loss on our debt investments by securing most of our loans against a significant level of tangible or intangible assets of our borrowers, obtaining a favorable LTV ratio or other financial protections or credit enhancements, rather than lending predominantly against anticipated cash flows of borrowers. We believe this provides us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Structure Loans with Superior Security and Asset Protection. Our loan instruments and documentation focus on favorable lender protections with security over the collateral, financial and other covenants and rigorous reporting requirements on behalf of our borrowers. We monitor covenant and other loan compliance on a monthly and quarterly basis and personnel from our investment adviser will have periodic field exams performed at the borrower level. We utilize both term debt and revolving loan structures and, accordingly, often seek to maintain control of our borrowers’ cash receipts from revenues as additional security for our positions. In addition, we may seek credit enhancements, such as personal guarantees from a borrower’s principal owners or “make well” features to provide us with additional equity in the event of underperformance. We may also seek a pledge of stock or other assets from a borrower or its operating subsidiaries.
•	Pursue Attractive Risk Adjusted Returns. As of December 31, 2014, the weighted average annualized yield of the debt investments comprising our portfolio was approximately 10.23%. Debt securities on non-accrual status are included in the weighted average interest rate calculation and are treated as having 0.00% as their applicable interest rate for purposes of the calculation. 2% of the interest income earned during the three months ended December 31, 2014 was in the form of payment-in-kind, or “PIK” interest. In the future, a component of our interest may continue to be in the form of PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” As of December 31, 2014, 33% of our debt portfolio at fair value consisted of debt securities and asset-based revolving lines of credit for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. The

39 individual debt investments, from 27 distinct borrowers, included in our portfolio averaged a LTV ratio of approximately 60% as of December 31, 2014 (i.e., each $60 of loan value outstanding is secured by $100 of collateral value). Although it is subject to fluctuation, we believe this LTV ratio, which measures the aggregate amount of our loan positions against the aggregate amount of primary collateral value pledged by our borrowers as security against our loans, reflects the relative strength of the debt investments comprising our portfolio. Finally, our debt investments are designed to have strong protections beyond repayment from cash flow and asset liquidation coverage, including default penalties, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe this level of collateral protection helps minimize against the risk of loss, even if a loan goes into default.
•	Leveraging the Skill, Experience and Resources of Full Circle Advisors’ Investment Committee. Full Circle Advisors’ investment committee members have an average of approximately 19 years of experience financing and investing in lower middle-market companies. The investment committee members have broad investment and operational backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their expertise in analyzing, valuing, structuring, negotiating, closing, monitoring and restructuring transactions should provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience should also be valuable when we have to work with stressed and distressed credits.
•	Balanced Investing Across Industries with Expertise. While we seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets, we focus our investing activities on certain areas that we believe maintain favorable asset coverage positions, including the media, communications, business services and healthcare industries. We believe that the stable, long term asset values that may be found in many of the industries in which we invest can provide us with significant collateral protection on our loans, in contrast to taking some of the risks of repayment attendant to relying exclusively on a borrower’s current cash flows. Going forward, we intend to seek to maintain a balanced portfolio to mitigate the potential effects of negative economic events for particular companies, regions and industries.
•	Capitalize on Strong Transaction Sourcing Network. Our investment adviser’s investment committee seeks to leverage their extensive network of referral sources for investments in lower middle-market companies. We believe through their prior investment experience, the investment committee members have collectively developed a reputation in our target market and in the industries in which we invest as a responsive, efficient and reliable source of flexible financing.
•	Employ Disciplined Underwriting Policies and Rigorous Portfolio Management. We directly originate many of our investments, which, in our experience, generally allows us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment committee has developed an extensive underwriting due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In underwriting a potential borrower, we engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying a loan in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser will, depending on the borrower, analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

We believe that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of senior secured loans and other investments we may target. In particular, we believe that, despite a recent trend of slowing growth in loan demand, demand for financing from smaller to lower middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. While this has traditionally been an underserved market, we believe the supply-demand imbalance of loans to smaller borrowers was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. We believe that bank consolidations and regulations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders. Thus we believe that the current credit markets combined with certain long term trends associated with lending to lower middle-market companies provide an attractive market environment for our strategy.

•	Competitive Edge and Skill Set. Our core strength of providing efficient and flexible lending solutions to lower middle-market companies requires a market approach and skill set that we believe is generally not found in larger or more localized regional lenders. We believe that many of the companies we target operate in industries that are less visible or too specialized for larger mainstream institutions or investors, or alternatively, require too little funding or are too localized for larger financial institutions to consider, particularly in cases where those institutions lack the requisite industry-specific knowledge and expertise. From 1992 through 2013, the number of FDIC-insured commercial banks dropped 49%, from 11,463 to 5,876, while total assets at nearly half as many institutions grew nearly fourfold, from $3.5 trillion to $13.7 trillion. Coupled with a shift in their asset base towards real estate loans, at the expense of commercial and industrial (C&I) loans, we believe that many potential competitive bank lenders lack the personnel or lending experience required to address the very strong market demand for commercial and industrial lending.

Larger domestic banks reported having experienced stronger demand for debt capital during the fourth quarter of 2014. In a January 2015 Federal Reserve senior loan officer survey, domestic banks reported little change in their standards for C&I loans to firms of all sizes during the fourth quarter; however, bankers’ underwriting standards continue to favor larger clients to a greater degree than their smaller ones. While 10% of large banks reported easing of standards for large and middle market firms (defined as firms with annual sales of $50 million or more), only 5% reported having eased standards for small firms (defined as those with annual sales of less than $50 million). While 11% of respondents said they were easing terms on the maximum size of credit lines to large and middle-market firms, only 4% of respondents said that they were doing the same for small firms and 96% of respondents reported no change in terms offered to small firms. Regarding premiums charged on riskier loans, 14% of respondents reported easing terms to large and middle-market borrowers, while only 9% of respondents reported doing the same for small firms and the remaining respondents reported no change or tightening of pricing terms on riskier loans. As evidenced by the survey, large banks in particular are beginning to demand premium pricing for riskier loans, with 15% of them reporting tightening terms on pricing premiums for riskier large and middle-market borrowers and just 9% reporting tightening for riskier smaller borrowers, Finally, regarding loan covenants, 16% of survey respondents reported having eased standards for larger firms, while 9% reported doing the same for small firms.

Banks which reported having tightened either their standards or terms on C&I loans predominantly pointed to industry-specific problems as the main reason for having tightened their lending policies to nonfinancial businesses. Some survey respondents specifically noted their concerns about the oil and gas sector resulting from the sharp decline in the price of oil as a reason that they had tightened their lending policies. In addition, half of the banks reporting tightening indicated increased concerns about the effects of legislative changes, supervisory actions, or changes in accounting standards.

On balance, domestic banks expected improvements in delinquency and charge-off rates for most loan categories, with the notable exception of syndicated leveraged C&I loans. Most banks reported that they expected little change in the delinquency and charge-off rates on most types of C&I loans to firms of all sizes. The exception was syndicated leveraged loans, for which several large domestic and foreign banks anticipated credit quality to deteriorate somewhat this year.

We believe these bank lending market conditions will continue to exacerbate existing funding gaps for firms comprising our target market. Additionally, we believe our strengths include the ability to originate, underwrite and manage a more labor intensive portfolio consisting of debt investments in lower middle market companies, and to perform due diligence and manage portfolio activities on an ongoing basis.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has long been a combination of demand for capital and an underserved market for capital addressing lower middle-market borrowers. Further, we believe the supply-demand imbalance of smaller borrowers to lenders serving that market was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. We believe there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
º	larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;
º	the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the contraction of the securitization market or their own poor performance; and
º	the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market. With the decreased availability of debt capital for smaller to lower middle-market borrowers, combined with the significant demand for refinancing, we believe there are increased lending opportunities for us.
•	More Conservative Deal Structures. As a result of, and in the aftermath of, the 2008/2009 credit crisis, we believe lenders are mandating less leverage, more equity and tighter loan covenants than what had previously been customary. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions beneath loans, allows for greater cash flow for debt service, creating faster loan repayments despite overall higher debt costs to borrowers. We believe this aspect provides considerable cushion against underperformance and default of borrowers as well as faster de-risking of loan positions as credit statistics improve over the term of the loan facilities.
•	Attractive Return Profile. We believe the reduced access to, and reduced availability of, debt capital has decreased competition in smaller to lower middle-market lending which had already become less competitive and more fragmented prior to the credit crisis, resulting in a better market for loan pricing. We believe that the withdrawal of many traditional senior lenders from the market, combined with reduced advance rates and leverage levels, allows for stretch senior lenders to charge rates that typically reflect mezzanine or subordinated structures for entire facilities, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers. Our investment adviser’s investment committee has experienced this attractive return environment since the onset of the credit crisis in the second half of 2008, when transactions originated by them saw increased returns from interest and fees charged, as well as more meaningful warrant participations.

RISK FACTORS

The value of our assets, as well as the market price of our shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in us involves other risks, including the following:

•	We have a limited operating history as a business development company;
•	We are dependent upon Full Circle Advisors’ investment committee for our future success;
•	We operate in a highly competitive market for investment opportunities;
•	Our incentive fee structure and the formula for calculating the management fee may incentivize Full Circle Advisors to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so;
•	A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings;
•	Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments;
•	Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated;
•	Investing in lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect;
•	The lack of liquidity in our investments may adversely affect our business;
•	An extended continuation of the disruption in the capital markets and the credit markets could impair our ability to raise capital and negatively affect our business;
•	Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage;
•	We borrow money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us;
•	An inability to raise capital or access debt financing could negatively affect our business;
•	To the extent we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income;
•	There will be uncertainty as to the value of our portfolio investments;
•	We may experience fluctuations in our quarterly results;
•	We will become subject to corporate-level income tax on all of our income if we are unable to qualify as a RIC under Subchapter M of the Code, which would have a material adverse effect on our financial performance;
•	Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value;
•	Our common stock price may be volatile and may decrease substantially, and our stockholders may lose money in connection with an investment in our shares;
•	There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time;

•	Any amount that we use to service our indebtedness will not be available for distributions to our common stockholders;
•	Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock;
•	Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be diluted as a result of this rights offering;
•	The market price of our common stock may decline following this offering and our shares of common stock may continue to trade at discounts from net asset value; and
•	We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.

See “Risk Factors” beginning on page 21 of this prospectus, and the other information included in this prospectus for additional discussion of factors you should carefully consider before deciding to invest in our securities.

RECENT DEVELOPMENTS

Recent Portfolio Activity

On January 21, 2015, the Company partially exercised its warrant issued by Advanced Cannabis Solutions, Inc. in a cashless exercise in exchange for 660,263 shares of Advanced Cannabis Solutions, Inc. The cashless exercise reduced the amount of common shares underlying the remaining warrant by 1,215,000 leaving the Company with a warrant to purchase 185,000 shares in Advanced Cannabis Solutions, Inc. with a strike price of $4.00 per share.

On January 30, 2015, the Company funded $2.0 million of a $50.0 million second lien term loan with GK Holdings, Inc, an IT and business skill training company. The credit facility bears interest at one month LIBOR plus 9.50% with a LIBOR floor of 1.00% and has a final maturity of January 30, 2022.

Appointment of Chief Executive Officer

The Board of Directors (the “Board”) has appointed Gregg J. Felton as Chief Executive Officer in place of his previous position as Co-Chief Executive Officer of the Company, effective as of February 9, 2015. In connection with Mr. Felton’s appointment, John E. Stuart resigned his position as the Company’s Co-Chief Executive Officer, but continues to serve as Chairman of the Board.

Distributions

On February 20, 2014, the Board of Directors declared monthly distributions of $0.035, $0.035 and $0.035 per share payable on May 15, 2015 for holders of record at April 30, 2015, June 15, 2015 for holders of record at May 29, 2015 and July 15, 2015 for holders of record at June 30, 2015.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “Full Circle Capital,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in us.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	4.00	%(1)
Offering expenses borne by us (as a percentage of offering price)	1.37	%(2)
Dividend reinvestment plan expenses	None	(3)
Total stockholder transaction expenses (as a percentage of offering price)	5.37%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	3.48	%(4)
Incentive fees payable under our investment advisory agreement	2.50	%(5)
Interest payments on borrowed funds	5.94	%(6)
Other expenses	1.51	%(7)
Total annual expenses	13.43	%(8)(9)

EXAMPLE

The following example, required by the SEC, demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we assumed we would maintain our current amount of leverage and that our operating expenses would remain at the levels set forth in the table above and that we pay the transaction expenses set forth in the table above, including a sales load of 4% (the “dealer-manager fee”) to be paid by the shareholder by us with respect to the common stock sold by us in this offering.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$173	$375	$550	$892

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown.  Moreover, while the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. The incentive fee under the Investment Advisory Agreement, which, assuming a 5.0% annual return, would either not be payable or have a de minimis effect, is nonetheless included in the example for illustrative purposes with the contractual rate payable under the Advisory Agreement being applied directly to a 5.0% annual return. The resulting 1.0% annual expense is included in the example above for calculation purposes. If we achieve sufficient returns on our investments to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

(1)	Full Circle Capital has agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to a maximum of 4.0% of the aggregate subscription price for the shares issued pursuant to the offer. See “The Offer — Distribution Arrangements.”
(2)	Amount reflects estimated offering expenses of approximately $613,223, which assumes that the offer is fully subscribed. This amount includes the fee that we have agreed to pay to the subscription agent, estimated to be $[ ] plus reimbursement for its out-of-pocket expenses related to the offer. See “The Offer — Distribution Arrangements.”
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	Assumes gross assets, which equals total assets, as determined in accordance with GAAP, exclusive of temporary borrowings not made for investment purposes, of $130.4 million and net assets of $65.5 million which reflects actual amounts as of December 31, 2014. Our base management fee payable under the Investment Advisory Agreement is based on our gross assets, which equals the net assets of Full Circle Capital plus borrowings for investment purposes and other liabilities. Because we use borrowings for investment purposes, it has the effect of increasing our gross assets upon which our base management fee is calculated, while our net assets remain unchanged. Because the contractual base management fee of 1.75% of gross assets reflects an effective base management fee of 3.48% of net assets attributable to common stock in the table above, the fact that our base management fee is payable based upon our gross assets may encourage Full Circle Advisors to use leverage to make additional investments. See “Investment Advisory Agreement.”
(5)	Assumes that annual incentive fees earned by Full Circle Advisors remain consistent with the incentive fees earned by Full Circle Advisors during the six months ended December 31, 2014. The Company does not currently intend to pay an income incentive fee or a capital gains incentive fee based on income or gains derived from swaps or other derivatives.

Full Circle Advisors has not taken any incentive fees with respect to any swaps or derivatives to date. For purposes of computing the capital gains incentive fee, Full Circle Advisors will become entitled to a capital gains incentive fee only upon the termination or disposition of any swaps or derivatives, at which point all net gains and losses of the underlying loans constituting the reference assets of the swaps or derivatives will be realized. For purposes of computing our income incentive fee, Full Circle Advisors will not be entitled to a subordinated incentive fee with respect to swaps or derivatives. Any unrealized appreciation on such investments, if any, will be reflected in total assets in our consolidated balance sheet and included in the computation of our base management fee.

While the investment advisory agreement with Full Circle Advisors neither includes nor contemplates the inclusion of net unrealized gains in the calculation of the capital gains incentive fee, pursuant to an interpretation of the AICPA Technical Practice Aid for investment companies, we will accrue capital gains incentive fees on unrealized gains. This accrual will reflect the incentive fees that would be payable to Full Circle Advisors if our entire investment portfolio was liquidated at its fair value as of the balance sheet date even though Full Circle Advisors will not be entitled to an incentive fee with respect to unrealized gains unless and until such gains are actually realized.

For purposes of the asset coverage ratio test applicable to us as a BDC, we will treat the outstanding notional amount of any swaps or derivatives, less the total amount of cash collateral posted under any swaps or derivatives we hold (if any), as a senior security for the life of that instrument. We may, however, accord different treatment to any such swaps or derivatives in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC.

Further, for purposes of Section 55(a) under the 1940 Act, we will treat each loan underlying any swaps or derivatives as a qualifying asset if the obligor on such loan is an eligible portfolio company and as a non-qualifying asset if the obligor is not an eligible portfolio company. We may, however, accord different treatment to any swaps or derivatives in the future in accordance with any applicable new rules or interpretations adopted by the staff of the SEC. Incentive fees would increase if, and to the extent that, we earn greater interest income through our investments in portfolio companies or realize additional capital gains upon the sale of warrants or other equity investments in such companies.

The incentive fee consists of two parts. The first part, which is payable quarterly in arrears, equals 20.0% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.0% annualized) hurdle rate, which we refer to as the Hurdle, subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee is computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such

Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20.0% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20.0% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee Investment Income thereafter is paid to our investment adviser).

The second part of the incentive fee equals 20.0% of our “Incentive Fee Capital Gains,” if any, which equals our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee is payable, in arrears, at the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date). For a more detailed discussion of the calculation of this fee, see “Investment Advisory Agreement.”

(6)	Assumes we maintain our average level of outstanding borrowings for the six months ended December 31, 2014. As of December 31, 2014, our outstanding borrowings consisted of an average of $33.8 million outstanding under our senior secured credit facility (the “Credit Facility”) with Santander Bank, N.A., formerly known as Sovereign Bank, N.A. (“Santander Bank”), as administrative agent, and $33.6 million principal amount of Notes outstanding which includes $12.5 million in aggregate principal amount of Notes issued in July 2014. “Interest payments on borrowed funds” represents our expected interest expense for the next twelve months, as well as commitment, unused and other fees, plus underwriting discounts, fees and expenses, less premiums, associated with debt obligations which are amortized over the life of such obligations based on the average level of outstanding borrowings. Such expenses are borne directly or indirectly by our common shareholders. For the three months ended December 31, 2014, our effective annualized average interest rate, which includes all interest and related costs, was 7.29%. We may also issue preferred stock, which may be considered a form of leverage. While we have no present intent to do so during the twelve months following the date of this prospectus, in the event we were to issue preferred stock, our borrowing costs, and correspondingly our total annual expense, including our base management fee as a percentage of our net assets, would increase.
(7)	Assumes that the amount of our operating expenses remains consistent with the operating expenses incurred by us during the six months ended December 31, 2014, including the effect of the Expense Reimbursement.
(8)	The holders of shares of our common stock (and not the holders of our debt securities or preferred stock, if any) indirectly bear the cost associated with our annual expenses.
(9)	Includes all fees and expenses of our consolidated subsidiaries.

SELECTED FINANCIAL AND OTHER DATA

The selected financial and other data below should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto. Financial information at and for the fiscal year ended June 30, 2014 has been derived from our financial statements that were audited by KPMG LLP. Financial information at and for the fiscal years ended June 30, 2013, 2012 and 2011 and period from April 16, 2010 (inception) to June 30, 2010 has been derived from our financial statements that were audited by Rothstein Kass, an independent registered public accounting firm. The financial information at and for the three months ended December 31, 2014 and 2013 is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) which are necessary to present fairly the results for such interim periods. Our results for the interim period may not be indicative of our results for the full year. The historical information below may not be indicative of our future performance. The following data should be read in conjunction with our financial statements and related notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in this prospectus.

($ in thousands, except per share data)	Six Months Ended		Year Ended				Period from April 16, 2010 (inception) to June 30, 2010(1)
	December 31, 2014	December 31, 2013	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)
			(audited)	(audited)	(audited)	(audited)	(audited)
Income Statement Data:
Total investment income	$8,998	$7,215	$13,824	$12,046	$9,827	$7,960	$ —
Total expenses before incentive fees	4,418	3,281	6,282	5,325	4,109	3,043	13
Total incentive fees	916	790	1,511	1,340	1,198	1,130	—
Total gross expenses	5,334	4,071	7,793	6,665	5,307	4,173	13
Net investment income	4,195	3,144	6,031	5,381	4,834	4,334	(13)
Net increase (decrease) in net assets resulting from operations	$(6,344)	$(3,477)	$(7,622)	$3,801	$2,678	$2,882	$(13)
Per Share Data:
Net increase (decrease) in net assets resulting from net investment income per share	$0.35	$0.42	$0.71	$0.77	$0.78	$0.84	$(125.45)
Net increase (decrease) in net assets resulting from operations per share	$(0.53)	$(0.46)	$(0.88)	$0.54	$0.43	$0.56	$(125.45)
Distributions declared per share	$(0.402)	$(0.462)	$0.864	$0.924	$0.918	$0.751	$ —

($ in thousands, except per share data)	Six Months Ended		Year Ended				Period from April 16, 2010 (inception) to June 30, 2010(1)
	December 31, 2014	December 31, 2013	June 30, 2014	June 30, 2013	June 30, 2012	June 30, 2011(1)
			(audited)	(audited)	(audited)	(audited)	(audited)
Balance Sheet Data:
Total assets	$136,170	$104,169	$156,284	$113,064	$99,449	$88,495	$427
Total net assets	$65,539	$53,670	$72,980	$60,644	$53,443	$56,474	$(11)
Other Data:
Number of portfolio companies at period end	27	18	26	22	19	13	—
Purchase of loan originations	$65,145	$42,234	$125,920	$70,949	$55,032	$87,529 (4)	$ —
Loan repayments	$39,419	$48,246	$82,302	$58,108	$34,215	$32,490	$ —
Proceeds from loan sales	$12,465	$0	$ —	$ —	$3,500	$ —	$ —
Total return(2)	(37.87)%	(4.47)%	11.51%	15.12%	8.71%	(4.03)%	N/A
Weighted average yield on debt investments at period end(3)	10.23%	12.48%	11.27%	12.90%	12.93%	12.68%	N/A

(1)	We did not begin operations until August 31, 2010, the date of our initial public offering.
(2)	Total return equals the increase or decrease of ending market value over beginning market value, plus distributions, divided by the beginning market value, assuming dividend reinvestment at prices obtained under our dividend reinvestment plan.
(3)	Weighted average yield calculation includes the input of any loans on non-accrual status as of the end of each period.
(4)	Includes portfolio investments acquired in the initial public offering.

SELECTED QUARTERLY FINANCIAL DATA

The following table sets forth certain quarterly financial data for each of the quarters for the fiscal years ended June 30, 2014, 2013 and 2012, and the first and second quarters of the fiscal year ended June 30, 2015. This data is derived from our unaudited financial statements. Results for any quarter are not necessarily indicative of results for the full year or for any future quarter.

($ in thousands, except per share data)	2015		2014				2013				2012
	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Total investment income	$4,912	$4,087	$3,417	$3,192	$3,997	$3,218	$3,330	$2,843	$3,100	$2,773	$2,481	$2,389	$2,399	$2,558
Total expenses before incentive fee	$2,281	$2,137	$1,566	$1,433	$1,622	$1,659	$1,627	$1,203	$1,269	$1,227	$1.135	$992	$1,025	$956
Total incentive fee	$526	$390	$370	$352	$475	$315	$338	$328	$365	$308	$274	$278	$275	$372
Total gross expenses	$2,807	$2,527	$1,936	$1,785	$2,097	$1,974	$1,966	$1,531	$1,634	$1,535	$1,409	$1,270	$1,300	$1,328
Net investment income	$2,353	$1,842	$1,481	$1,406	$1,900	$1,244	$1,365	$1,312	$1,466	$1,238	$1,072	$1,119	$1,099	$1,544
Net increase (decrease) in net assets resulting from operations	$(6,573)	$229	$(7,527)	$3,382	$(1,220)	$(2,257)	$1,854	$1,481	$(428)	$895	$(698)	$1,524	$253	$1,599
Net increase in net assets resulting from net investment income per share	$0.19	$0.16	$0.15	$0.15	$0.25	$0.16	$0.18	$0.18	$0.22	$0.20	$0.17	$0.18	$0.18	$0.25
Net increase (decrease) in net assets resulting from operations per share	$(0.55)	$0.02	$(0.73)	$0.36	$(0.16)	$(0.30)	$0.24	$0.20	$(0.06)	$0.14	$(0.11)	$0.25	$0.04	$0.26

RISK FACTORS

Investing in our common stock involves a number of significant risks. In addition to the other information contained in this prospectus, you should consider carefully the following information before making an investment in our common stock. The risk factors described below are the principal risk factors associated with an investment in our common stock, as well as those factors generally associated with an investment company with investment objectives, investment policies, capital structure or trading markets similar to ours. Additional risks and uncertainties not presently known to us or not presently deemed material by us might also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

Our investment portfolio is recorded at fair value, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, its estimate of fair value and, as a result, there is uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board of Directors having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management, third party independent valuation firms and our audit committee, with the oversight, review and approval of our Board of Directors.

The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board of Directors. Certain factors that may be considered in determining the fair value of our investments include estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the net asset value understates the value of our investments will receive a lower price for their securities than the value of our investments might warrant.

Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.

Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on our investment adviser’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis is largely a function of our investment adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, our investment adviser’s investment committee may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

We may face increasing competition for investment opportunities.

We compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from federal government agencies through federal rescue programs such as the U.S. Department of Treasury’s Financial Stability Plan (formerly known as the Troubled Asset Relief Program) or the Small Business Administration. In addition, some of our competitors have higher risk tolerances or different risk assessments than we have. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle-market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market could force us to accept less attractive investment terms. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a business development company. We believe that certain of our competitors will make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies.

We are dependent upon Full Circle Advisors’ key personnel for our future success.

We depend on the diligence, skill and network of business contacts of Messrs. Stuart and Felton, who serve with Messrs. Chua and Deery as members of the investment committee of Full Circle Advisors. Messrs. Stuart and Felton, together with the other dedicated senior investment professionals available to Full Circle Advisors, evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of Messrs. Stuart and Felton and the other senior investment professionals available to Full Circle Advisors. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead Messrs. Stuart or Felton or any other such individual to terminate his relationship with us. The loss of Mr. Stuart, Mr. Felton or any of the other senior investment professionals who serve on Full Circle Advisors’ investment committee, could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations. In addition, we can offer no assurance that Full Circle Advisors will continue indefinitely as our investment adviser.

The members of Full Circle Advisors’ investment committee are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. We expect that Messrs. Stuart and Felton will dedicate a significant portion of their time to the activities of Full Circle Capital; however, they may be engaged in other business activities which could divert their time and attention in the future.

Our success depends on the ability of Full Circle Advisors to attract and retain qualified personnel in a competitive environment.

Our growth requires that Full Circle Advisors retain and attract new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, with which it competes for experienced personnel have greater resources than it has.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors, as well as the current and any future members of our investment adviser, Full Circle Advisors, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. In addition, certain members of Full Circle Advisors’ investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making new investments, any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. As a result, Full Circle Advisors may face conflicts in allocating investment opportunities between us and such other entities. Although Full Circle Advisors will endeavor to allocate investment opportunities in a fair and equitable manner, it is possible that, in the future, we may not be given the opportunity to participate in investments made by investment funds managed by our investment adviser or an investment manager affiliated with our investment adviser. In any such case, when Full Circle Advisors identifies an investment, it will be forced to choose which investment fund should make the investment. Full Circle Advisors has implemented an allocation policy to ensure the equitable distribution of such investment opportunities consistent with the requirements of the 1940 Act.

If our investment adviser forms other affiliates in the future, we may co-invest on a concurrent basis with such other affiliates, subject to compliance with applicable regulations and regulatory guidance and our allocation procedures. While we may co-invest with investment entities managed by Full Circle Advisors or its affiliates to the extent permitted by the 1940 Act and the rules and regulations thereunder, the 1940 Act imposes significant limits on co-investment. As a result, we and Full Circle Advisors have applied for exemptive relief from the SEC under the 1940 Act, which, if granted, would allow additional latitude to co-invest. However, there is no assurance when, or even if, we will obtain such relief. In the event the SEC does not grant us relief, we will be limited in our ability to invest in certain portfolio companies in which Full Circle Advisors or any of its respective affiliates are investing or are invested. Even if we are able to obtain exemptive relief, we will be unable to participate in certain transactions originated by Full Circle Advisors or its respective affiliates prior to receipt of such relief.

In the course of our investing activities, we pay management and incentive fees to Full Circle Advisors and reimburse Full Circle Advisors for certain expenses it incurs. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Full Circle Advisors will have interests that differ from those of our stockholders, giving rise to a conflict. Full Circle Advisors is not reimbursed for any performance-related compensation for its employees.

We have entered into a royalty-free license agreement with our investment adviser, pursuant to which Full Circle Advisors grants us a non-exclusive royalty-free license to use the name “Full Circle.” Under the license agreement, we have the right to use the “Full Circle” name for so long as Full Circle Advisors or one of its affiliates remains our investment adviser. In addition, we will pay Full Circle Service Company, an affiliate of Full Circle Advisors, our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of our Chief Financial Officer and any administrative support staff. These arrangements create conflicts of interest that our Board of Directors must monitor.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chairman, Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

There are potential conflicts of interest between us and FC Capital Investment Partners (“FCIP”) which could impact our investment returns.

FCIP is a multiple series private fund for which we serve as the managing member and investment adviser. Certain of our officers serve or may serve in an investment management capacity to FCIP. As a result, investment professionals may allocate such time and attention as is deemed appropriate and necessary to carry out operations of FCIP. In this respect, they may experience diversions of their attention from us and potential conflicts of interest between their work for us and their work for FCIP in the event that the interests of FCIP run counter to our interests.

FCIP invests in the same or similar asset classes that we target. These investments may be made at the direction of the same individuals acting in their capacity on behalf of us and FCIP. As a result, there may be conflicts in the allocation of investment opportunities between us and FCIP. We may or may not participate in investments made by funds managed by us or one of our affiliates.

If FCIP grows, we may have to register as a registered investment adviser, which would subject us to increased regulatory burdens.

Our incentive fee structure and the formula for calculating the management fee may incentivize Full Circle Advisors to pursue speculative investments, use leverage when it may be unwise to do so, or refrain from delevering when it would otherwise be appropriate to do so.

The incentive fee payable by us to Full Circle Advisors may create an incentive for Full Circle Advisors to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. In addition, our base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage our investment adviser to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from delevering when it would otherwise be appropriate to do so. Under certain circumstances, the use of leverage may increase the Company’s likelihood of default, which would impair the value of our securities. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce Full Circle Advisors to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our net investment income used to calculate the income portion of our investment fee, however, will include accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash. In addition, the “catch-up” portion of the incentive fee may encourage Full Circle Advisors to accelerate or defer interest payable by portfolio companies from one calendar quarter to another, potentially resulting in fluctuations in timing and distribution amounts.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Full Circle Advisors with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear his or her share of the management and incentive fee of Full Circle Advisors as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.

In addition, if we repurchase our debt securities that are outstanding and such repurchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the income incentive fee payable to our investment adviser under the Investment Advisory Agreement.

A general increase in interest rates will likely have the effect of making it easier for our investment adviser to receive incentive fees, without necessarily resulting in an increase in our net earnings.

Given the structure of our Investment Advisory Agreement with Full Circle Advisors, any general increase in interest rates will likely have the effect of making it easier for Full Circle Advisors to meet the quarterly hurdle rate for payment of income incentive fees under the Investment Advisory Agreement without any additional increase in relative performance on the part of our investment adviser. In addition, in view of the catch-up provision applicable to income incentive fees under the Investment Advisory Agreement, our investment adviser could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in our investment adviser’s income incentive fee resulting from such a general increase in interest rates.

Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.

Our investment adviser has the right, under the Investment Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If our investment adviser resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations as well as our ability to pay distributions are likely to be adversely affected and the market price of our shares may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.

We have a limited operating history as a business development company.

As a result of our limited operating history as a business development company, we are subject to many of the business risks and uncertainties associated with recently formed businesses, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially.

Our investment adviser may not be able to achieve the same or similar returns as those achieved by Messrs. Stuart and Felton while they were employed at prior positions.

Although in the past Messrs. Stuart and Felton held senior positions at a number of investment firms, their track record and achievements are not necessarily indicative of future results that will be achieved by our investment adviser. We cannot assure you that we will be able to achieve the results realized by prior vehicles managed by Messrs. Stuart or Felton

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

We have elected to be treated as a business development company under the 1940 Act. The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a business development company. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a business development company, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a business development company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. As of December 31, 2014, we had approximately $33.6 million principal amount of Notes outstanding and had approximately $33.8 million outstanding under our Credit Facility. If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board of Directors determines that such sale is in the best interests of Full Circle Capital and its stockholders, and its stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Directors, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.

We borrow money, which magnifies the potential for gain or loss on amounts invested and increases the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We borrow from and issue senior debt securities to banks, insurance companies and/or other lenders. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to our investment adviser, Full Circle Advisors, is payable based on our gross assets, including those assets acquired through the use of leverage, Full Circle Advisors has a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Full Circle Advisors.

As a business development company, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ depends on our investment adviser’s and our Board of Directors’ assessment of market and other factors at the time of any proposed borrowing.

In addition, the Credit Facility and Notes impose, and any other debt facility into which we may enter would likely impose, financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. For example, the Credit Facility requires us to maintain a minimum balance sheet leverage ratio and subjects us to prepayment fees in certain circumstances.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below.

Assumed Return on Our Portfolio(1)(2) (net of expenses)	-10.0%	-5.0%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	-26.20%	-16.40%	-6.60%	3.21%	13.01%

(1)	Assumes $128.5 million in total portfolio assets, $67.4 million in senior securities, $65.5 million in net assets, and an average cost of funds of 7.29%. Actual interest payments may be different.
(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2014 total assets of at least 3.36%.

Pending legislation may allow us to incur additional leverage.

As a BDC, under the 1940 Act we generally are not permitted to incur indebtedness unless immediately after such borrowing we have an asset coverage for total borrowings of at least 200% (i.e., the amount of debt may not exceed 50% of the value of our assets). Recent legislation introduced in the U.S. House of Representatives, if passed, would modify this section of the 1940 Act and increase the amount of debt that BDCs may incur by modifying the asset coverage percentage from 200% to 150%. As a result, we may be able to incur additional indebtedness in the future and therefore your risk of an investment may increase.

An inability to raise capital or access debt financing could negatively affect our business.

We will need to periodically access the capital markets to raise cash to fund new investments. We have elected to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund investment originations. As a result, we must continue to borrow from financial institutions and issue additional securities to fund our growth. Unfavorable economic or capital market conditions may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. Over the past several years, the capital markets and the credit markets have been experiencing extreme volatility and disruption and, accordingly, there has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our Board of Directors is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.

Under Maryland General Corporation Law and our charter, our Board of Directors is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors will be required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a business development company. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock. The issuance of preferred shares convertible into shares of common stock may also reduce the net income and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on your investment in our common stock.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.

Our Board of Directors has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

Although we have elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to continue to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose in a timely manner.

If we fail to qualify for RIC tax treatment for any reason and become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

There is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a monthly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. See “Regulation as a Business Development Company.”

Any amounts that we use to service our indebtedness will not be available for distributions to our common stockholders.

Although we have no current intention to do so, we may in the future issue debt securities and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities representing indebtedness so long as our asset coverage ratio with respect thereto, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities representing indebtedness, is at least 200% after each issuance of such senior securities. If the value of our assets declines, we may be unable to satisfy these tests. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when doing so may be disadvantageous. Any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual “payment-in-kind,” or PIK, interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discounts or increases in loan balances as a result of contractual PIK arrangements will be included in income before we receive any corresponding cash payments. We are also required to include in income certain other amounts that we do not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. In addition, since our incentive fee is payable on our income recognized, rather than cash received, we may be required to pay advisory fees on income before or without receiving cash representing such income. The base management fee we pay to our adviser may also increase in the event that the accrual of non-cash income results in an increase to the fair value of our investments. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities in order to pay advisory fees. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations.”

We may in the future choose to pay dividends in our own stock, in which case you may be required to pay tax in excess of the cash you receive.

We may distribute taxable dividends that are payable in part in our stock. Under certain applicable provision of the Code and the Treasury regulations, distributions payable in cash or in shares of stock at the election of shareholders are treated as taxable dividends. The Internal Revenue Service has issued private rulings indicating that this rule will apply even if the total amount of cash that may be distributed is limited to no more than 20% of the total distribution. Under these rulings, if too many shareholders elect to receive their distributions in cash, each such shareholder would receive a pro rata share of the total cash to be distributed and would receive the remainder of their distribution in shares of stock. If we decide to make any distributions consistent with these rulings that are payable in part in our stock, taxable stockholders receiving such dividends will be required to include the full amount of the dividend (whether received in cash, our stock, or combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of our current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock.

Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.

We and our portfolio companies are subject to applicable local, state and federal laws and regulations, including, without limitation, federal immigration laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our stockholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our investment adviser’s investment committee to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of Full Circle Capital or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board of Directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our independent directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws provide that the Maryland Control Share Acquisition Act shall not restrict acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction.

We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board of Directors in three classes serving staggered three-year terms, and authorizing our Board of Directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our charter without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

We incur significant costs as a result of being a publicly traded company.

As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended, or the Exchange Act, as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the Securities and Exchange Commission.

Terrorist attacks, acts of war or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.

Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

Uncertainty about the credit rating of the United States and financial stability and credit rating of several countries in the European Union (EU) could have a significant adverse effect on our business, results of operations and financial condition.

Due to federal budget deficit concerns, S&P downgraded the federal government’s credit rating from AAA to AA+ for the first time in history on August 5, 2011. Further, Moody’s and Fitch have warned that they may downgrade the federal government’s credit rating. Further downgrades or warnings by S&P or other rating agencies, and the government’s credit and deficit concerns in general, could cause interest rates and borrowing costs to rise, which may negatively impact both the perception of credit risk associated with our debt portfolio and our ability to access the debt markets on favorable terms. In addition, a decreased credit rating could create broader financial turmoil and uncertainty, which may weigh heavily on our financial performance and the value of our common stock.

In 2010, a financial crisis emerged in Europe, triggered by high budget deficits and rising direct and contingent sovereign debt in Greece, Ireland, Italy, Portugal and Spain, which created concerns about the ability of these nations to continue to service their sovereign debt obligations. Risks and ongoing concerns resulting from the debt crisis in Europe could have a detrimental impact on the global economic recovery, sovereign and non-sovereign debt in these countries and the financial condition of European financial institutions. Market and economic disruptions have affected, and may continue to affect, consumer confidence levels and spending, personal bankruptcy rates, levels of incurrence and default on consumer debt and home prices, among other factors. We cannot assure you that the market disruptions in Europe, including the increased cost of funding for certain governments and financial institutions, will not spread, and we cannot assure you that future assistance packages will be available, or if available, sufficient to stabilize the affected countries and markets in Europe or elsewhere. To the extent uncertainty regarding any economic recovery in Europe continues to negatively impact consumer confidence and consumer credit factors, our business and results of operations could be significantly and adversely affected.

On December 18, 2013, the U.S. Federal Reserve announced that it would scale back its bond-buying program, or quantitative easing, which is designed to stimulate the economy and expand the Federal Reserve’s holdings of long-term securities until key economic indicators, such as the unemployment rate, show signs of improvement. The Federal Reserve signaled it would reduce its purchases of long-term Treasury bonds and would scale back on its purchases of mortgage-backed securities. It is unclear what effect, if any, the incremental reduction in the rate of the Federal Reserve’s monthly purchases will have on the value of our investments. However, it is possible that absent continued quantitative easing by the Federal Reserve, these developments, along with the European sovereign debt crisis, could cause interest rates and borrowing costs to rise, which may negatively impact our ability to access the debt markets on favorable terms.

A failure or the perceived risk of a failure to raise the statutory debt limit of the United States could have a material adverse effect on our business, financial condition and results of operations.

As has been widely reported, the United States Treasury Secretary has stated that the federal government may not be able to meet its debt payments in the relatively near future unless the federal debt ceiling is raised. If legislation increasing the debt ceiling is not enacted and the debt ceiling is reached, the federal government may stop or delay making payments on its obligations. A failure by Congress to raise the debt limit would increase the risk of default by the United States on its obligations, as well as the risk of other economic dislocations.

If the U.S. government fails to complete its budget process or to provide for a continuing resolution before the expiration of the current continuing resolution, another federal government shutdown may result. Such a failure or the perceived risk of such a failure, consequently, could have a material adverse effect on the financial markets and economic conditions in the United States and throughout the world. It could also limit our ability and the ability of our portfolio companies to obtain financing, and it could have a material adverse effect on the valuation of our portfolio companies. Consequently, the continued uncertainty in the general economic environment, including the recent government shutdown and potential debt ceiling implications, as well in specific economies of several individual geographic markets in which our portfolio companies operate, could adversely affect our business, financial condition and results of operations.

The failure in cyber security systems, as well as the occurrence of events unanticipated in the Company’s disaster recovery systems and management continuity planning could impair the Company’s ability to conduct business effectively.

The occurrence of a disaster such as a cyber attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Company’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Company’s ability to conduct business and on the Company’s results of operations and financial condition, particularly if those events affect the Company’s computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Company’s managers were unavailable in the event of a disaster, the Company’s ability to effectively conduct its business could be severely compromised.

We depend heavily upon computer systems to perform necessary business functions. Despite the Company’s implementation of a variety of security measures, its computer systems could be subject to cyber attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, the Company may experience threats to its data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, the Company’s computer systems and networks, or otherwise cause interruptions or malfunctions in its operations, which could result in damage to the Company’s reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss.

Risks Relating to Our Investments

Our investments are very risky and highly speculative, and the lower middle-market companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We invest primarily in senior secured term loans, mezzanine debt and select equity investments issued by leveraged companies.

Senior Secured Loans.  There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Loans.  Our mezzanine debt investments are generally subordinated to senior loans and are generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely in many cases result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.

Equity Investments.  When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in lower middle-market companies involves a number of significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;
•	they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;
•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;
•	they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
•	a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the loan balance and due at the end of the loan term. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Investing in lower middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

Our portfolio consists primarily of debt and equity investments in privately owned lower middle-market companies. Investing in lower middle-market companies involves a number of significant risks. Typically, the debt in which we invest is not initially rated by any rating agency; however, we believe that if such investments were rated, they would be below investment grade. Compared to larger publicly owned companies, these lower middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.

Most of the loans in which we invest are not structured to fully amortize during their lifetime. Accordingly, if a borrower has not previously pre-paid its loan to us, a significant portion of the principal amount due on such a loan may be due at maturity. As of December 31, 2014, none of the Level 3 debt instruments in our portfolio, on a fair value basis, will fully amortize prior to maturity. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us or we have not elected to enter into a new loan agreement providing for an extended maturity, the loan will go into default, which will require Full Circle Capital to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive Full Circle Capital from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments.

Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We invest primarily in privately held companies. Generally, little public information exists about these companies, and we are required to rely on the ability of Full Circle Advisors’ investment committee to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured term debt issued by lower middle-market companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.

Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.

Certain loans that we make are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.

Capital markets have recently been in a period of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.

The global capital markets have recently been in a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. While recent indicators suggest improvement in the capital markets, we cannot provide any assurance that these conditions will not worsen. Under current conditions, we and other companies in the financial services sector may have to access, if available, alternative markets for debt and equity capital. Equity capital may be difficult to raise because as a business development company we are generally not able to issue additional shares of our common stock at a price less than net asset value. In addition, our ability to incur indebtedness (including by issuing preferred stock) is limited by applicable regulations such that our asset coverage, as defined in the 1940 Act, must equal at least 200% immediately after each time we incur indebtedness. The debt capital that will be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Uncertainty relating to the LIBOR calculation process may adversely affect the value of our portfolio of the LIBOR-indexed, floating-rate debt securities.

Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (“BBA”) in connection with the calculation of LIBOR across a range of maturities and currencies may have been under-reporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

Actions by the BBA, regulators or law enforcement agencies may result in changes to the manner in which LIBOR is determined. Uncertainty as to the nature of such potential changes may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities. In addition, any further changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities or the value of our portfolio of LIBOR-indexed, floating-rate debt securities.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

In recent years, the economy was in the midst of a recession and in a difficult part of a credit cycle. Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the values of our investments. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments at fair value. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

The lack of liquidity in our investments may adversely affect our business.

Generally, we invest in companies whose securities are not publicly traded, and whose securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments will usually be subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (i) increase or maintain in whole or in part our equity ownership percentage; (ii) exercise warrants, options or convertible securities that were acquired in the original or a subsequent financing; or (iii) attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other opportunities, we are subject to business development company requirements that would prevent such follow-on investments, or the follow-on investment would affect our RIC tax status.

Our portfolio may lack diversification among portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

Our portfolio may hold a limited number of portfolio companies. For example, the 5 largest investments in our portfolio as of December 31, 2014, represented 36% of the portfolio assets of the Company. Beyond the asset diversification requirements associated with our qualification as a RIC under the Code, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of industries, which may subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.

Our portfolio may be concentrated in a limited number of industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize.

As of December 31, 2014, our investments in the business services industry (such as companies that provide services related to data and information, information retrieval, asset recovery and energy efficiency services) represented approximately 41% of the fair value of our portfolio, our investments in the media industry represented approximately 16% of the fair value of our portfolio, and our investments in the health care industry represented approximately 11% of the fair value of our portfolio. In addition, we may from time to time invest a relatively significant percentage of our portfolio in industries we do not necessarily target. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.

Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of our investments.

Defaults by our portfolio companies will harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a business development company, we are required to carry our investments at fair value as determined in good faith by our Board of Directors. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments or repay our Credit Facility, depending on future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock. The investments in our portfolio have historically experienced only limited prepayments.

Because we use debt to finance our investments, changes in interest rates will affect our cost of capital and net investment income.

Because we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. Our investment adviser does not have significant experience with utilizing these techniques and did not implement these techniques to any significant extent with the Legacy Portfolio. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase in the amount of incentive fees payable to our investment adviser with respect to our pre-incentive fee net investment income.

We may not realize gains from our equity investments.

Certain investments that we may make include warrants or other equity securities. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We often seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these puts rights for the consideration provided in our investment documents if the issuer is in financial distress.

Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates possible investments in debt securities of foreign companies. Our investment adviser does not have significant experience with investments in foreign securities and did not acquire such investments to any significant extent in connection with its management of the Legacy Portfolio. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although all of our investments are U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Risks Relating to this Offering

Shares of closed-end investment companies, including business development companies, may trade at a discount to their net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. Our common stock is currently trading below net asset value, and we cannot predict whether, in the future, our common stock will trade at, above or below net asset value.

Our common stock price may be volatile and may decrease substantially, and our stockholders may lose money in connection with an investment in our shares.

The trading price of our common stock may fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;
•	changes in regulatory policies or tax guidelines with respect to RICs or business development companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of Full Circle Advisors’ key personnel;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the event our common stock price decreases, our stockholders may lose money.

In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

We will have broad discretion over the use of proceeds of this offering and will use proceeds in part to satisfy operating expenses.

We will have significant flexibility in applying the proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree, or for purposes other than those contemplated at the time of this offering. We will also pay operating expenses, and may pay other expenses such as due diligence expenses of potential new investments, from net proceeds. Our ability to achieve our investment objective may be limited to the extent that net proceeds of this offering, pending full investment, are used to pay operating expenses.

Your economic and voting interest in us, as well as your proportionate interest in our net asset value, may be substantially diluted as a result of this rights offering.

Stockholders who do not fully exercise their rights should expect that they will, at the completion of the offer, own a substantially smaller proportional interest in us, including with respect to voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offer. To the extent that Full Circle Advisors is allocated shares in the over-subscription, its percentage interest in the Company will increase.

In addition because the subscription price is less than our net asset value per share, our stockholders will experience substantial immediate dilution of the aggregate net asset value of their shares as a result of the offer. This offering will also cause substantial dilution in the dividends per share we are able to distribute subsequent to completion of the offering since the number of outstanding shares will increase. See “Dilution.”

The market price of our common stock may decline following this offering and our shares of common stock may continue to trade at discounts from net asset value.

Shares of closed-end investment companies frequently trade at a market price that is less than the net asset value that is attributable to those shares. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. It is not possible to predict whether any shares of common stock or rights will trade at, above, or below net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after this offering.

We may terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you except to return your subscription payments, without interest.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby. If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments, without interest.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about Full Circle Capital, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;
•	our business prospects and the prospects of our portfolio companies;
•	the impact of investments that we expect to make;
•	our contractual arrangements and relationships with third parties;
•	the dependence of our future success on the general economy and its impact on the industries in which we invest;
•	the ability of our portfolio companies to achieve their objectives;
•	our expected financings and investments;
•	the adequacy of our cash resources and working capital; and
•	the timing of cash flows, if any, from the operations of our portfolio companies.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;
•	a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities;
•	interest rate volatility could adversely affect our results, particularly when we elect to use leverage as part of our investment strategy;
•	risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and
•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus. However, we will update this prospectus to reflect any material changes to the information contained herein. The forward-looking statements in this prospectus are excluded from the safe harbor protection provided by Section 27A of the Securities Act and Section 21E of the Exchange Act.

THE OFFER

Purpose of the Offer

Our Board of Directors has determined that it would be in the best interests of Full Circle Capital and its stockholders to increase the capital available for making additional investments, as well as to pay operating expenses and generally enhance our liquidity. Making additional investments will reduce our risk exposure to any one particular investment. In addition, in order to remain relevant in the market, we believe that we must have sufficient liquidity available to remain a credible source of capital. The offering will increase the capital available for us to make additional investments. The offering gives existing stockholders the right to purchase additional shares at a price that is expected to be below market without incurring any commission or charge, while providing us access to such additional capital resources. We do not currently intend to use the proceeds from this or any future rights offerings to maintain our distribution policy by providing for future distributions. All costs of this offering will be borne by our shareholders whether or not they exercise their subscription rights. In connection with the approval of this rights offering, our Board of Directors considered, among other things, the following factors:

•	the subscription price relative to the market price and to our net asset value per share, including the likelihood that the net proceeds per share may be below our then current net asset value per share;
•	the increased capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objective;
•	the dilution to be experienced by non-exercising stockholders;
•	the dilutive effect, if any, the offering will have on the dividends per share we distribute subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer manager;
•	the size of the offering in relation to the number of shares outstanding;
•	the fact that the rights are not listed on the NASDAQ Global Market during the subscription period;
•	the market price of our common stock, both before and after the announcement of the rights offering;
•	the general condition of the securities markets; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to Full Circle Advisors.

We cannot assure you of the amount of dilution, if any, that a stockholder will experience, that the current offering will be successful, or that by increasing the size of our available equity capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to Full Circle Advisors is based upon our gross assets, which may include any cash or cash equivalents that we have not yet invested in the securities of portfolio companies.

In determining that this offer was in our best interest and in the best interests of our stockholders, we have retained Ladenburg Thalmann & Co. Inc., the dealer manager for this offering, to provide us with financial advisory, marketing and soliciting services relating to this offering, including advice with respect to the structure, timing and terms of the offer. In this regard, our Board of Directors considered, among other things, using a fixed pricing versus variable pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the effect on us if this offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offer, provided that our Board of Directors must determine that each subsequent rights offering is in the best interest of our stockholders. Any such future rights offering will be made in accordance with the 1940 Act.

Terms of the Offer

We are issuing to record date stockholders non-transferable rights to subscribe for up to approximately 11,949,034 shares. Each record date stockholder is being issued one non-transferable right for each whole share owned on the record date. The rights entitle each holder, or rights holder, to acquire at the subscription price to be determined by an authorized committee of our board of directors one share for every one right held (1 for 1), which we refer to as the primary subscription right. Rights may be exercised at any time during the subscription period, which commences on March 6, 2015, the record date, and ends at [5:00 p.m.], New York City time, on [  ], 2015, the expiration date, unless extended by us.

The rights are non-transferable and are not listed for trading on the NASDAQ Global Market or any other exchange. The shares of our common stock issued pursuant to an exercise of rights will be listed on the NASDAQ Global Market under the symbol “FULL.” The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “ — Foreign Stockholders.”

We will not issue fractional shares upon the exercise of rights; accordingly, rights may be exercised only in multiples of one.

Shares for which there is no subscription during the primary subscription will be offered, by means of the over-subscription privilege, to rights holders who fully exercise the rights issued to them pursuant to this offering (other than those rights that cannot be exercised because they represent in the aggregate the right to acquire less than one share) and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro-rata allocations. See “ — Over-Subscription Privilege” below.

For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by [  ] or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.

There is no minimum number of rights which must be exercised in order for the offer to close.

Over-Subscription Privilege

Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, to rights holders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the basic subscription. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all right holders’ over-subscription requests will be honored in full. If rights holder requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among rights holders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis. The formula to be used in allocating the remaining shares is as follows:

Stockholder’s Record Date Position

Total Record Date Position of All Over-Subscribers

 x Remaining Shares

However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription was exercised in full. We will not offer or sell in connection with this offer any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

FCA Investments is a subsidiary of our investment adviser, Full Circle Advisors. Full Circle Advisors has committed, either directly or through FCA Investments, to over-subscribe for up to a total investment of $5.0 million in shares of our common stock and is currently obligated to over-subscribe for any such shares. Any over-subscription by Full Circle Advisors or FCA Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege. FCA Investments currently does not own any shares of our common stock. Full Circle Advisors currently owns 120 shares of our common stock.

Private Placement Transaction

Certain institutional and individual accredited investors intend to enter into a subscription agreement with us to purchase up to [    ] shares at $[   ] per share in a concurrent private placement transaction immediately following completion of this rights offering. We have agreed to reduce the number of shares such investors are committed to purchase in such concurrent private placement transaction by the number of shares each such institutional investor subscribes for in connection with this offering. We currently have shareholder approval to issue up to 25% of our pre-transaction shares outstanding at a price below our net asset value. The maximum number of shares of common stock we would issue in the private placement transaction will be less than 20% of the number of outstanding shares of our common stock prior to this offering and the private placement transaction to comply with our shareholder approval and NASDAQ requirements.

Subscription Price

The subscription price for the shares to be issued pursuant to the offer is expected to be between $3.50 and $4.00 per share. See “— Payment for Shares” below. Rights holders who exercise their rights will have no right to rescind a purchase after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this offer after the rights have been distributed.

Expiration of the Offer

The offer will expire at [5:00 p.m.], New York City time, on [ ], 2015, the expiration date, unless extended by us. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.

Our Board of Directors may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our Board of Directors determines that doing so is in the best interest of our stockholders. For example, our Board of Directors may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock on the NASDAQ Global Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the NASDAQ Global Market or the financial markets generally. The foregoing are not the only circumstances under which this offer may be extended, and our Board of Directors is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.

Any extension of the offer will be followed as promptly as practicable by announcement thereof, and in no event later than [9:00 a.m.], New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.

Advisory Base Management Fees and Incentive Fees

Upon completion of this offering, for the periods commencing on April 1, 2015 and ending on June 30, 2015 and commencing on July 1, 2015 and ending on June 30, 2016, Full Circle Advisors has agreed to waive the portion of the base management fees and incentive fees that Full Circle Advisors would otherwise be entitled to receive pursuant to our Investment Advisory Agreement to the extent required in order for Full

Circle Capital to earn net investment income sufficient to support the distribution payment on the shares of our common stock outstanding on the relevant record date for each monthly distribution as then declared by our board of directors. The determination of the amount to be waived will be finalized as of the end of the fiscal years for each period, with such amounts being accrued on a quarterly basis. Net investment income is defined as net income before net realized gains (losses) and unrealized appreciation (depreciation), in each case, as determined in accordance with U.S. Generally Accepted Accounting Principles. Full Circle Advisors will not be able to recoup any amount of base management fees that it waives pursuant to this agreement. There can be no assurance that Full Circle Advisors will extend the waiver beyond June 30, 2016. Fee waivers may not be made for the purpose or effect of increasing the amount of the incentive fee to be paid by the Company to Full Circle Advisors. Even if Full Circle Advisors fully waives all base management fees and incentive fees to which it would otherwise be entitled, we cannot assure you that we will generate sufficient net investment income to support the above-referenced minimum monthly dividend amount. In addition, even without the waiver, there may be insufficient income to avoid a return of capital. The waiver is not a guarantee of a specific distribution level, as all distributions are subject to the approval of our Board of Directors.

Dilutive Effects

Any stockholder who chooses not to participate in the offering should expect to own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their basic subscription rights. Further, because the net proceeds per share from the offering may be lower than our then current net asset value per share, the offering may reduce our net asset value per share. The amount of dilution, if any, that a stockholder may experience could be substantial. The offering will also have a dilutive effect on dividends per share of $0.20.

As of December 31, 2014, our net assets were $65.5 million, or approximately $5.48 per share. After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at a subscription price of $3.75 per share and our receipt of the estimated net proceeds from that sale, our “as adjusted” net asset value would have been approximately $107.9 million, or approximately $4.52 per share, representing an immediate dilution of approximately $0.97 per share to our existing stockholders.

The following table illustrates the dilutive effect of this offering on net asset value per share, and the dilutive effects of this offering on net investment income, net increase in net assets resulting from operations and distributions on a per share basis, assuming all rights are exercised at a subscription price of $3.75 per share:

	As of December 31, 2014 (unaudited)
	Actual	As Adjusted(4)
Net asset value per common share	$5.48	$4.52

	Six Months Ended December 31, 2014 (unaudited)
	Actual		As Adjusted(4)
Net increase in net assets resulting from net investment income per common share	$0.35	(1)	$0.18 (2)
Net increase in net assets resulting from operations per common share	$(0.53)(1)		$(0.27)(2)
Distributions per common share	$0.40		$0.20	(3)

(1)	Basic and diluted, weighted average number of shares outstanding is 11,913,284.
(2)	Assumes that on July 1, 2014, the beginning of the indicated period, (a) all rights were exercised at a subscription price of $3.75 per share, and (b) 11,949,034 shares of our common stock were issued upon exercise of such rights. Also assumes 4% sales load on all shares and $613,223 of offering expenses.
(3)	Assumes actual cash distributions divided by adjusted shares, including shares issued upon exercise of rights.

(4)	Amounts do not reflect the issuance of any additional shares in the concurrent private placement. To the extent the rights offering is fully subscribed and we issue an additional [] shares in connection with the concurrent private placement, the issuance of such additional shares would have a further dilutive effect on our shareholders as follows:

As of December 31, 2014 (unaudited)
As Adjusted
Net asset value per common share	$ [ ]

Six Months Ended December 30, 2014 (unaudited)
As Adjusted
Net increase in net assets resulting from net investment income per common share	$	[ ]
Net increase in net assets resulting from operations per common share	$	[ ]
Distributions per common share	$	[ ]

Shares of business development companies have in the past frequently traded at discounts to their net asset values. This characteristic of business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below our net asset value.

Amendments and Waivers; Termination

We reserve the right to amend the terms and conditions of the offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.

We will decide all questions as to the validity, form and eligibility (including times of receipt, beneficial ownership and compliance with other procedural matters) in our sole discretion, and our determination shall be final and binding. The acceptance of subscription certificates and the subscription price also will be determined by us. Alternative, conditional or contingent subscriptions will not be accepted. We reserve the right to reject any exercise if such exercise is not in accordance with the terms of the offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We, in our sole discretion, may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, all rights will expire without value and we will promptly arrange for the refund, without interest, of all funds received from holders of rights. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated interest-bearing account at a negotiated rate. All such interest shall be payable to us even if we determine to terminate the offering and return your subscription payment.

Information Agent

[  ] will act as the information agent in connection with the offering. The information agent will receive for its services a fee estimated to be approximately $[  ] plus reimbursement of all out-of-pocket expenses related to the offering. [  ] can be contacted at the below address:

[  ]

[Address]

Toll-free: [  ]
Broker-dealers and nominees may call [  ]

Subscription Agent

[                    ] will act as the subscription agent in connection with this offer. The subscription agent will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[  ] plus reimbursement for all out-of-pocket expenses related to the offer.

Completed subscription certificates must be sent together with full payment of the subscription price for all shares subscribed for in the primary subscription and pursuant to over-subscription privilege to the subscription agent by one of the methods described below. Alternatively, an Eligible Guarantor Institution may send notices of guaranteed delivery by facsimile to which must be received by the subscription agent at or prior to [5:00] p.m., New York City time, on the expiration date of the rights offering. Facsimiles should be confirmed by telephone at [  ]. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, at or prior to [5:00] p.m., New York City time, on the expiration date of the rights offering or by the close of business on the second business day after the expiration date of the rights offering following timely receipt of a notice of guaranteed delivery. See “ —  Payment for Shares” below. In this prospectus, close of business means [5:00] p.m., New York City time, on the relevant date.

Subscription Certificate

Delivery Method	Address/Number
By Notice of Guaranteed Delivery:	Contact an Eligible Guarantor Institution, which may include a commercial bank or trust company, a member firm of a domestic stock exchange or a savings bank or credit union, to notify us of your intent to exercise the rights.
By First Class Mail Only(Not Overnight /Express Mail):	[ ]
Full Circle Capital Rights Offering
Attn: [ ]
[Address]
[ ]
Full Circle Capital Rights Offering
Attn: [ ]
[Address]

Delivery to an address other than one of the addresses listed above will not constitute valid delivery.

Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates or notices of guaranteed delivery may be directed to the information agent at its telephone number and address listed below:

[  ]
[Address]

Toll-free: [  ]
Broker-dealers and nominees may call [  ]

Stockholders may also contact their broker-dealers or nominees for information with respect to the offer.

Non-Transferability of Rights

The rights are not transferable and are not listed for trading on the NASDAQ Global Market or any other stock exchange. The rights may not be purchased or sold and there is no market for trading the rights. The shares of common stock to be issued pursuant to this offering will be listed for trading on the NASDAQ Global Market under the symbol “FULL.”

Methods for Exercising Rights

Rights are evidenced by subscription certificates that, except as described below under “ —  Foreign Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the subscription price by the expiration date of the rights offering. Rights may also be exercised by contacting your broker, trustee or other nominee, who can arrange, on your behalf, to guarantee delivery of payment and delivery of a properly completed and duly executed subscription certificate pursuant to a notice of guaranteed delivery by the close of business on the second business day after the expiration date. A fee may be charged for this service. Completed subscription certificates and related payments must be received by the subscription agent prior to [5:00] p.m., New York City time, on or before the expiration date (unless payment is effected by means of a notice of guaranteed delivery as described below under “ —  Payment for Shares”) at the offices of the subscription agent at the address set forth above. Fractional shares will not be issued upon the exercise of rights.

Exercise of the Over-Subscription Privilege

Record date stockholders who fully exercise all rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated to record date stockholders, and the number of remaining shares issued to some or all rights holders participating in the over-subscription privilege may be reduced as described under “ —  Over-Subscription Privilege” above.

Record Date Stockholders Whose Shares Are Held By a Nominee

Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment by one of the methods set forth under “ —  Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “ — Payment for Shares” below.

All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and the subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.

We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Foreign Stockholders

Subscription certificates will not be mailed to foreign stockholders. Foreign stockholders will receive written notice of this offer. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.

Payment for Shares

Participating rights holders may choose between the following methods of payment:

(1)	A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on the subscription price of $[ ] per share. To be accepted, the payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, at or prior to [5:00] p.m., New York City time, on the expiration date.
(2)	A participating rights holder may request an Eligible Guarantor Institution as that term is defined in Rule 17Ad-15 under the Exchange Act to send a notice of guaranteed delivery by facsimile or otherwise guaranteeing delivery of (a) payment of the full subscription price for the shares subscribed for in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege and (b) a properly completed and duly executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless a properly completed and duly executed subscription certificate and full payment for the shares is received by the subscription agent at or prior to 5:00 p.m., New York City time, on [ ], 2015, (or, if the offer is extended, by the close of business on the second business day after the extended expiration date).

All payments by a participating rights holder must be in U.S. dollars by money order or check or bank draft drawn on a bank or branch located in the U.S. and payable to [                     ]. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.

The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment prior to [5:00 p.m.], New York City time, on the expiration date or the date guaranteed payments are due under a notice of guaranteed delivery (as applicable). Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

On a date within business [  ] days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (1) the number of shares purchased pursuant to the primary subscription, (2) the number of shares, if any, acquired pursuant to the over-subscription privilege, (3) the per share and total purchase price for the shares, and (4) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable. No interest will be paid on any amounts refunded.

Whichever of the two methods described above is used, issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the primary subscription or over-subscription privilege does not make payment of any amounts due by the expiration date, the date guaranteed payments are due under a notice of guaranteed delivery or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (1) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (2) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription and/or the over-subscription privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

Participating rights holders will have no right to rescind their subscription after receipt of their payment for shares by the subscription agent, except as provided below under “— Notice of Net Asset Value Decline.”

Notice of Net Asset Value Decline

We will suspend the offer until we amend this prospectus if, subsequent to the effective date of this prospectus, our net asset value declines more than 15% from our net asset value as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.

Delivery of Stock Certificates

Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offer credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to all other stockholders, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to 15 days from the date of receipt of the payment.

Federal Income Tax Consequences of the Offer

For federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized if the rights expire without exercise.

A record date stockholder’s basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (1) or (2) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.

The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.

A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.

The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are U.S. persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.

ERISA Considerations

Stockholders who are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, or ERISA (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts should be aware that additional contributions of cash to a retirement plan (other than rollover contributions or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under Section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold or transferred by a retirement plan.

Retirement plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under Section 511 of the Code. If any portion of an individual retirement account is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor. ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules that may impact the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisers regarding the consequences of their exercise of rights under ERISA and the Code.

Distribution Arrangements

Ladenburg Thalmann & Co. Inc., which is a broker-dealer and member of the Financial Industry Regulatory Authority, will act as dealer manager for this offering. Ladenburg Thalmann & Co. Inc. will be an “underwriter” within the meaning of Section 2(a)(11) of the Securities Act with respect to this offering. Under the terms and subject to the conditions contained in the dealer management agreement, the dealer manager will provide financial advisory and marketing services in connection with this offering and will solicit the exercise of rights and participation in the over-subscription privilege. This offering is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for its financial advisory, marketing and soliciting services equal to [  ]% of the aggregate subscription price for shares issued pursuant to this offering. In addition, we have agreed to reimburse the dealer manager an aggregate amount up to $[  ] for its expenses incurred in connection with this offering.

The dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees equal to [  ]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer manager.

We have agreed to indemnify the dealer manager for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the dealer manager agreement. Because Ladenburg Thalmann & Co. Inc. will be an underwriter, Ladenburg Thalmann & Co. Inc. will be subject to the prospectus delivery requirements of the Securities Act and will be subject to certain statutory liabilities, including, but not limited to, under the Securities Act and the Exchange Act.

We have also agreed not to directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any of our equity or equity related securities or securities convertible into such securities, other than the rights, the shares and the common stock issued in connection with the reinvestment of dividends or distributions, for a period of [ ] days from the date of the dealer manager agreement without the prior consent of the dealer manager.

The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, NY 10002.

Prior to the expiration of this offering, the dealer manager may independently offer for sale shares of our common stock at prices it sets. Such offers for sale by the dealer manager neither relate to nor will be made as part of this rights offering. The dealer manager may realize profits or losses independent of any fees described in this prospectus.

This offering is being conducted in compliance with Rule 5110 of the Conduct Rules of the Financial Industry Regulatory Authority.

Additional Dealer Manager Compensation

The dealer manager and/or its affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation.

Ladenburg Thalmann & Co. Inc. served as underwriter for our initial public offering, November 2012 offering of common stock, June 2013 offering of the Notes, and January 2014 offering of common stock. For the forgoing offerings, we paid aggregate underwriting discounts and commissions of approximately $3.7 million.

The principal business address of Ladenburg Thalmann & Co. Inc. is 570 Lexington Avenue, 12th Floor, New York, New York 10022.

Certain Effects of this Offer

Full Circle Advisors will benefit from this offer because a portion of the investment advisory fee we pay to Full Circle Advisors is based on our gross assets. See “Investment Advisory Agreement.” It is not possible to state precisely the amount of additional compensation Full Circle Advisors will receive as a result of this offer because it is not known how many shares will be subscribed for and because the net proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. However, assuming (1) all rights are exercised, (2) the average value of our gross assets, excluding proceeds from this offer, remains at approximately $130.4 million, (3) a subscription price of $3.75 per share and (4) all of the net proceeds from the offer are invested in additional portfolio companies, and after giving effect to dealer manager fees and other expenses related to this offer, Full Circle Advisors would receive additional annualized base advisory fees of approximately $0.7 million. Full Circle Advisors will not receive an administrative fee related to this offering. Two of our directors who voted to authorize this offer are interested persons of Full Circle Advisors. The other directors who approved this offer are not affiliated with Full Circle Advisors.

As a result of the terms of this offer, stockholders who do not fully exercise their rights will own, upon completion of this offer, a smaller proportional interest in us than they owned prior to the offer, including with respect to voting rights. To the extent that Full Circle Advisors exercises its oversubscription privilege and receives an allocation of shares, its ownership interest in the Company will increase. In addition, because the net proceeds per share from this offering may be less than the net asset value per share, based on our current market price, the offering may result in an immediate dilution of net asset value per share for all of our stockholders. If the subscription price per share is substantially less than the then current net asset value per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. If the subscription price is less than our then current net asset value per share, then all stockholders will experience a decrease in the net asset value per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering may also cause dilution in the dividends per share we are able to distribute subsequent to completion of the offering. See “Dilution.”

USE OF PROCEEDS

Assuming this offer is fully subscribed at a subscription price of $3.75, the net proceeds of the offer will be approximately $42.4 million, after deducting dealer manager fees of approximately $1.8 million and other expenses related to this offer payable by us estimated at approximately $0.6. There can be no assurance that all the rights will be exercised in full, and our net proceeds could be substantially lower if only a portion of the rights are exercised.

We intend to use the net proceeds from the sale of our common stock pursuant to this prospectus for the origination of new investments in accordance with our investment objective, and for working capital and other general corporate purposes.

We estimate that it will take three to six months for us to substantially invest the net proceeds of this offering, depending on the availability of attractive opportunities and market conditions. However, we can offer no assurance that we will be able to achieve this goal.

Pending these uses, we will invest such net proceeds primarily in cash, cash equivalents, and U.S. government securities or other high-quality debt investments that mature in one year or less consistent with our business development company election and our election to be taxed as a RIC, at yields significantly below those we expect to earn on our other portfolio investments. The management fee payable by us to our investment adviser may not be reduced while our assets are invested in these temporary investments.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is traded on the NASDAQ Global Market under the symbol “FULL.” The following table sets forth, for each fiscal quarter during the last two fiscal years and the current fiscal year, the net asset value (“NAV”) per share of our common stock, the high and low sales prices for our common stock, the premium (discount) of sales prices to NAV per share and distributions per share.

		Price Range		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Cash Distributions per Share(3)
	NAV(1)	High	Low
Fiscal 2015
Third Quarter (through February 20, 2015	*	$5.00	$4.22	*	*	$0.105
Second Quarter	$5.48	6.58	4.43	20%	(19)%	0.201
First Quarter	6.24	7.98	6.05	28%	(3)%	0.201
Fiscal 2014
Fourth Quarter	6.38	8.35	7.35	31%	15%	0.201
Third Quarter	7.20	9.59	6.67	33%	(7)%	0.201
Second Quarter	7.09	8.60	6.73	21%	(5)%	0.201
First Quarter	7.48	8.75	7.65	17%	2%	0.231
Fiscal 2013
Fourth Quarter	8.01	8.10	7.48	1%	(7)%	0.231
Third Quarter	8.00	8.04	7.30	1%	(9)%	0.231
Second Quarter	8.03	8.50	6.68	6%	(17)%	0.231
First Quarter	$8.51	$8.25	$7.60	(3)%	(11)%	$0.231

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low sales prices. The net asset values shown are based on outstanding shares at the end of each period.
(2)	Calculated as the respective high or low sales price less NAV, divided by NAV.
(3)	Represents the cash distribution declared in the specified quarter. Our monthly distributions, if any, will be determined by our Board of Directors on a quarterly basis.
*	Not determinable at the time of filing.

On February 20, 2015, the last reported sales price of our common stock was $4.66 per share.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount from net asset value or at premiums that are unsustainable over the long term are separate and distinct from the risk that our net asset value will decrease. Since our initial public offering in September 2010, our shares of common stock have traded at both a discount and premium to the net assets attributable to those shares. As of February 20, 2015, our shares of common stock traded at a discount equal to approximately 15% of the net assets attributable to those shares based upon our net asset value as of December 31, 2014. It is not possible to predict whether the shares offered hereby will trade at, above, or below net asset value.

We currently intend to distribute a minimum of 90% of our ordinary income and net realized short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders. The amount of our distributions is determined by our Board of Directors. To the extent our taxable earnings for any fiscal year fall below the total amount of our distributions for that fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Thus, the source of a distribution to our stockholders may be the original capital invested by the stockholder rather than our taxable ordinary income or capital gains. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains.

There can be no assurance that we will achieve investment results or maintain a tax status that will permit any particular level of dividend payment. Our ability to make distributions is limited by the asset coverage requirements under the 1940 Act. For a more detailed discussion, see “Regulation as a Business Development Company.”

We have adopted a dividend reinvestment plan. If your shares of common stock are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional shares of common stock, unless you opt out of our dividend reinvestment plan by delivering a written notice to our dividend paying agent. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan.

CAPITALIZATION

The following table sets forth:

•	the actual capitalization of Full Circle Capital at December 31, 2014;
•	the pro forma capitalization of Full Circle Capital reflecting the sale of 11,949,034 shares of our common stock in this offering, assuming all rights are exercised at a subscription price of $3.75 and our receipt of the estimated net proceeds from that sale.

This table should be read in conjunction with the “Use of Proceeds” section and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and financial statements and notes thereto.

	As of December 31, 2014 Actual (unaudited)	Pro Forma As Adjusted(1) (unaudited)
	(in thousands)	(in thousands)
Assets:
Cash	$2,595	$44,998
Investments at fair value	$128,460	$128,460
Other assets	$5,115	$5,115
Total assets	$136,170	$178,573
Liabilities:
Notes	$33,815	$33,815
Line of Credit	$33,818	$33,818
Other liabilities	$2,997	$2,997
Total liabilities	$70,630	$70,630
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 11,949,034 shares issued and outstanding, 23,898,068 shares issued and outstanding, as adjusted, respectively	$119	$238
Paid-in Capital in excess of par value	$95,805	$138,089
Distributions in excess of Net Investment Income	$(739)	$(739)
Accumulated Net Realized Losses	$(6,162)	$(6,162)
Accumulated Net Unrealized Losses	$(23,484)	$(23,484)
Total stockholders’ equity	$65,539	$107,942

(1)	Amounts do not reflect the issuance of any additional shares in the concurrent private placement. To the extent the rights offering is fully subscribed and we issue an additional [ ] shares in connection with the concurrent private placement, the issuance of such additional shares would affect the as adjusted capitalization as follow:

Pro Forma As Adjusted (unaudited)
(in thousands)
Assets:
Cash	$	[ ]
Investments at fair value	$	[ ]
Other assets	$	[ ]
Total assets	$	[ ]
Liabilities:
Notes	$	[ ]
Line of Credit	$	[ ]
Due to Broker	$	[ ]
Other liabilities	$	[ ]
Total liabilities	$	[ ]
Stockholders’ equity:
Common stock, par value $0.01 per share; 100,000,000 shares authorized, 11,949,034 shares issued and outstanding, [ ] shares issued and outstanding, as adjusted, respectively	$	[ ]
Paid-in Capital in excess of par value	$	[ ]
Distributions in excess of Net Investment Income	$	[ ]
Accumulated Net Realized Gains (Losses)	$	[ ]
Accumulated Net Unrealized Losses	$	[ ]
Total stockholders’ equity	$	[ ]

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Selected Financial and Other Data and our Financial Statements and notes thereto appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements and Projections” appearing elsewhere herein.

Overview

We are an externally managed non-diversified closed-end management investment company formed in April 2010, and have elected to be regulated as a business development company under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Full Circle Advisors, and Full Circle Service Company provides the administrative services necessary for us to operate.

We invest primarily in senior secured loans and, to a lesser extent, second liens loans, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. In our lending activities, we focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Our investments generally range in size from $3 million to $10 million; however, we may make larger or smaller investments from time to time on an opportunistic basis. We focus primarily on senior secured loans and “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position provides us with greater control and security in the primary collateral of a borrower and helps to mitigate risk against loss of principal should a borrower default. Our stretch senior secured loans typically possess a greater advance rate against the borrower’s assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. This stretch senior secured loan instrument can provide borrowers with a more efficient and desirable solution than a senior bank line combined with a separate second lien or mezzanine loan obtained from another source. We also may invest in mezzanine, subordinated or unsecured loans. In addition, we may acquire equity or equity related interests from a borrower along with our debt investment. We attempt to protect against risk of loss on our debt investments by investing in borrowers with cash flows to cover debt service, while frequently securing our loans against tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of our borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of our borrowers. We believe this allows us more options and greater likelihood of repayment from refinancing, asset sales of our borrowers and/or amortization.

We generally seek to invest in lower middle-market companies in areas that we believe have been historically under-serviced, especially during and after the 2008/2009 credit crisis. These areas include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because we believe there are fewer banks and specialty finance companies focused on lending to these lower middle-market companies, we believe we can negotiate more favorable terms on our debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of other transactions. We generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.

On June 4, 2014, we formed FC Capital Investment Partners (“FCIP”), a multiple series private fund, for which we serve as the managing member and investment adviser. FCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company agreement dated June 13, 2014. FCIP closed its first series on June 17, 2014, raising approximately $5.6 million in equity capital from investors. FCIP closed its second series on September 25, 2014, raising approximately $10.0 million in equity capital from investors. We have no equity interest in FCIP. We may co-invest in certain portfolio investments from time to time with one or more series issued by FCIP where we determine that the aggregate available investment opportunity exceeds what we believe would be appropriate for us to acquire directly, subject to certain conditions. In addition, we expect to receive certain fees or other distributions from FCIP in connection with the services we provide to each series it may issue. Such fees may include management fees, incentive fees and administration fees and could be offset by expense caps or waivers in the future. During the three and six months ended December 31, 2014, we recognized $18,440 and $29,490, respectively, in management fee income related to the services performed for FCIP.

On July 14, 2014, we sold 506,000 shares of our common stock at $7.40 per share in a direct registered offering to certain investors for total gross proceeds of approximately $3.7 million.

On July 14, 2014, we closed an offering of our 8.25% fixed-rate notes due 2020 (the “Notes”). The Notes offering consisted of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol “FULLL.”

Exemptive Relief

On December 4, 2014, we filed an exemptive application with the SEC to permit us to co-invest with funds or entities managed by our investment adviser in certain negotiated transactions where co-investing would otherwise be prohibited under the 1940 Act. Any such order will be subject to certain terms and conditions. Furthermore, there is no assurance when, or even if, this application for exemptive relief will be granted by the SEC.

Critical Accounting Policies

The preparation of financial statements and related disclosures in conformity with generally accepted accounting principles in the United States (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the periods reported. Actual results could materially differ from those estimates. We have identified the following items as critical accounting policies.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Full Circle West, Inc., FC New Media Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., and FC Takoda Holdings, LLC, our only wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Valuation of Investments in Securities at Fair Value — Definition and Hierarchy

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, Full Circle Capital’s Board of Directors uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board of Directors. Unobservable inputs reflect the Board of Directors’ assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Board of Directors. Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Board of Directors in accordance with a documented valuation policy that has been reviewed and approved by the Board of Directors and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including, the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board of Directors in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls, is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

Net change in realized gain (loss) and net change in unrealized gain (loss) on investments

Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

From time to time, the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Statements of Operations as an increase in the Change in Unrealized Gain (Loss) on Investments.

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio consists primarily of private debt instruments. Investments for which market quotations are readily available (“Level 2 Debt”) are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments (“Level 3 Debt”) market quotations are not available and other techniques are used to determine fair value. The Company considers its Level 3 debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Company’s Board of Directors considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, the financial condition of the borrower, economic conditions, success and prepayment fees, and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Company’s Board of Directors will evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, work performed by third-party valuation agents, if applicable, and other data as may be acquired and analyzed by Management and the Company’s Board of Directors.

Investments in Private Companies

The Company’s Board of Directors determines the fair value of its investments in private companies where no market quotations are readily available by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. These nonpublic investments are included in Level 3 of the fair value hierarchy.

Warrants

The Company’s Board of Directors ascribes value to warrants based on fair value analyses that may include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Fair Value

The Company’s assets measured at fair value on a recurring basis subject to the requirements of ASC Topic 820 at December 31, 2014 and June 30, 2014, were as follows:

As of December 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$9,652,500	$114,444,456	$124,096,956
Limited Liability Company Interests, at fair value	—	—	1,675,856	1,675,856
Investments in Warrants, at fair value	—	—	2,686,966	2,686,966
	$—	$9,652,500	$118,807,278	$128,459,778

As of June 30, 2014

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$7,175,000	$111,079,608	$118,254,608
Limited Liability Company Interests, at fair value	—	—	3,875,583	3,875,583
Investments in Warrants, at fair value	—	—	3,060,421	3,060,421
U.S. Treasury Securities, at fair value(1)	25,000,147	—	—	25,000,147
	$25,000,147	$7,175,000	$118,015,612	$150,190,759

(1)	U.S. Treasury Securities were purchased and temporarily held in connection with compliance with RIC diversification requirements under Subchapter M of the Code.

During the six months ended December 31, 2014 and the year ended June 30, 2014, there were no transfers in or out of levels.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if the Company otherwise believes that the issuer of the loan will not be able to make contractual interest payments, the Company may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. The Company may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in, or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

Dividend income is recorded on the ex-dividend date.

Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income as earned, usually when paid. Other fee income, including annual fees and monitoring fees are included in Other Income.

Use of Estimates

The preparation of the financial statements of Full Circle Capital in conformity with GAAP requires the Company to make estimates and assumptions that affect the amounts disclosed in the financial statements of Full Circle Capital. Actual results could differ from those estimates.

Current Market Conditions and Market Opportunity

We believe that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of senior secured loans and other investments we may target. In particular, we believe that, despite an overall fall off in loan demand due to the depressed economic conditions, demand for financing from smaller to lower middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. We believe that bank consolidations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders.

We believe there has long been a combination of demand for capital and an underserved market for capital addressing lower middle-market borrowers. We believe there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:

º	larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;
º	the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the closing off of the securitization market or their own poor performance, and
º	the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

With the decreased availability of debt capital for smaller to lower middle-market borrowers, combined with the significant demand for refinancing, we believe there are increased lending opportunities for us. As always, we remain cautious in selecting new investment opportunities, and will only deploy capital in deals which are consistent with our disciplined philosophy of pursuing superior risk-adjusted returns.

Operating Expense Reimbursement

Our investment adviser has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses that exceed 1.50% of our net assets, beginning with our fiscal quarter ending September 30, 2014 through the end of our fiscal year 2015. For our fiscal year 2016 and beyond, our investment adviser has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, that exceed 1.75% of our net assets.

Portfolio Composition and Investment Activity

Our portfolio of investments consists primarily of senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

The following is a summary of our quarterly investment activity since the completion of our initial public offering. Such amounts are not inclusive of our holdings of United States Treasury Bills.

Time Period	Acquisitions(1) (dollars in millions)	Dispositions(2) (dollars in millions)		Weighted Average Interest Rate of Portfolio at End of Period(3)
Legacy Portfolio Acquisition (August 31, 2010)	$72.3	$	N/A	12.10%
August 31, 2010 through September 30, 2010	0.4		1.4	12.16%
October 1, 2010 through December 31, 2010	3.7		10.1	12.09%
January 1, 2011 through March 31, 2011	4.0		19.9	12.39%
April 1, 2011 through June 30, 2011	9.6		1.2	12.68%
Fiscal 2011	90.0		32.6
July 1, 2011 through September 30, 2011	27.7		15.9	12.89%
October 1, 2011 through December 31, 2011	5.9		9.4	13.04%
January 1, 2012 through March 31, 2012	6.7		5.7	12.98%
April 1, 2012 through June 30, 2012	15.0		7.1	12.93%
Fiscal 2012	55.3		38.1
July 1, 2012 through September 30, 2012	11.4		8.1	12.84%
October 1, 2012 through December 31, 2012	29.1		25.1	12.55%
January 1, 2013 through March 31, 2013	22.4		12.1	12.69%
April 1, 2013 through June 30, 2013	12.2		12.8	12.90%
Fiscal 2013	75.1		58.1
July 1, 2013 through September 30, 2013	20.0		10.1	12.81%
October 1, 2013 through December 31, 2013	22.4		38.1	12.48%
January 1, 2014 through March 31, 2014	33.0		20.9	11.41%
April 1, 2014 through June 30, 2014	57.1		13.2	11.27%
Fiscal 2014	132.5		82.3
July 1, 2014 through September 30, 2014	36.5		28.7	10.53%
October 1, 2014 through December 31, 2014	28.7		23.2	10.23%
Fiscal 2015 to date	65.2		51.9
Since inception	$418.1		$263.0	N/A

(1)	Includes new deals, additional fundings, refinancings (inclusive of those on revolving credit facilities) and payment in kind “PIK” interest.
(2)	Includes scheduled principal payments, prepayments, sales and repayments (inclusive of those on revolving credit facilities).
(3)	For transactions in the secondary market, the interest rate used for the weighted average interest rate reflects the effective yield on the loan at the purchase price. Weighted average is based upon the stated coupon rate and face value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0.00% as their applicable interest rate for purposes of this calculation.

Portfolio Activity for the Six Months ended December 31, 2014

The primary investment activities for the six months ended December 31, 2014 were fundings and repayments under the revolving credit facilities and the funding of the following loan facilities:

On July 23, 2014, the Company closed on approximately $0.4 million of a $3.0 million senior secured revolving line of credit to Medinet Investments, LLC, a medical liability claims factoring company.

On August 13, 2014, the Company funded approximately $0.9 million of a $1.25 million revolving loan and $4.0 million of a $5.75 million senior secured term loan facility to U.S. Oilfield Company, LLC, an oil and gas field services company. The Company funded an additional $1.9 million, net, during September 2014 under the credit facility. The credit facility bears interest at one month LIBOR plus 12.50% and has a final maturity of August 13, 2017.

On August 21, 2014, the Company purchased approximately $4.0 million of a $210 million senior secured note to US Shale Solutions, Inc., an oil and gas field services company.

On September 3, 2014, the senior secured credit facility with US Path Labs, LLC, a healthcare services company, was paid off at par plus accrued interest and fees for total proceeds of $3,594,076.

On September 22, 2014, the Company sold $4,937,500 of the senior secured term loan to Dynamic Energy Services International, LLC for $4,851,094 plus accrued interest.

On September 22, 2014, the Company sold $4,000,000 of the subordinated term loan to RCS Capital Corporation, for $4,060,000 plus accrued interest. On September 24, 2014, the Company sold an additional $3,500,000 of the subordinated term loan to RCS Capital Corporation for $3,552,500 plus accrued interest.

On September 25, 2014, the Company purchased $10.0 million of an $80.0 million senior secured note to Good Technology Corporation, a mobile device management company, for $7.7 million. As part of the transaction, the Company also purchased 2,032,520 warrants for $2.3 million.

During the quarter ended September 30, 2014, the senior secured term loan with PEAKS Trust 2009-1 was partially prepaid at par plus accrued interest for total proceeds of $2,695,387.

On October 16, 2014 the Company increased the size of the revolving loan to U.S. Oilfield Company, LLC to $1.75 million. On November 6, 2014, the senior secured term loan B to U.S. Oilfield Company, LLC was increased to $7.25 million. This increase was funded by a third party.

On October 9, 2014, the Company funded a $2.75 million senior secured credit facility to Ads Direct Media, Inc., an internet advertising agency.

On October 10, 2014, the Company funded $6.0 million of a $60 million second lien secured loan to Bioventus LLC, a specialty pharmaceutical company.

On October 15, 2014, the senior secured credit facility with Esselte Holdings Inc., Esselte AB was paid off in full at par plus accrued interest for total proceeds of $1,758,967.

On December 17, 2014, the Company funded $4.5 million of a senior secured mortgage term loan to Luling Lodging, LLC, a hotel operator.

On December 22, 2014, the senior secured credit facility with GW Power, LLC and Greenwood Fuels WI, LLC, was partially prepaid at par plus prepayment fees for total proceeds of $700,000.

On December 24, 2014, the senior secured credit facility and revolving term loan with CPX, Inc. were paid off in full at par plus accrued interest for total proceeds of $2,745,452.

During the quarter ended December 31, 2014, the senior secured term loan with PEAKS Trust 2009-1 was partially prepaid at par plus accrued interest for total proceeds of $3,239,450.

The following is a reconciliation of the investment portfolio for the six months ended December 31, 2014, and for the year ended June 30, 2014:

	Six Months Ended December 31, 2014 (Unaudited)	Year Ended June 30, 2014
Beginning Investment Portfolio	$150,190,759	$88,174,501
Portfolio Investments Acquired(1)	65,144,849	132,503,963
Treasury Purchases(2)	—	71,000,730
Amortization and Accretion of Fixed Income Premiums and Discounts	547,966	466,184
Portfolio Investments Repaid	(51,884,209)	(82,301,503)
Sales and Maturities of Treasury Securities(1)	(25,000,000)	(46,000,000)
Net Unrealized Appreciation (Depreciation)	(9,639,794)	(12,704,614)
Net Realized Losses	(899,793)	(948,502)
Ending Investment Portfolio	$128,459,778	$150,190,759

(1)	Includes PIK interest.
(2)	U.S. Treasury Securities were purchased and temporarily held in connection with complying with RIC diversification requirements under Subchapter M of the Code.

During the six months ended December 31, 2014, we recorded net unrealized depreciation of $9,639,794. This consisted of $5,125,514 of net unrealized depreciation on debt investments and $4,514,280 of net unrealized depreciation on equity investments.

Portfolio Classifications

The following table shows the fair value of our portfolio of investments by asset class as of December 31, 2014, and June 30, 2014, excluding United States Treasury Bills. At December 31, 2014, we did not hold United States Treasury Bills. At June 30, 2014, we held approximately $25.0 million in United States Treasury Bills.

	December 31, 2014 (Unaudited)		June 30, 2014
	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio
Senior Secured Loans	$118.2	92.0%	$110.5	88.3%
Subordinated Secured Loans	5.9	4.6	7.7	6.2
Limited Liability Company Interests	1.7	1.3	3.9	3.1
Warrants	2.7	2.1	3.1	2.4
Total	$128.5	100.0%	$125.2	100.0%

At December 31, 2014, the 27 borrowers whose debt investments are included in the table above averaged a loan to value ratio of approximately 60% (i.e., each $60 of loan value outstanding is secured by $100 of collateral value). At June 30, 2014, the 26 borrowers whose debt investments are included in the table above averaged a loan to value ratio of approximately 60% (i.e., each $60 of loan value outstanding is secured by $100 of collateral value).

The following table shows the fair value of our portfolio of investments by industry, as of December 31, 2014, and June 30, 2014, excluding United States Treasury Bills. At December 31, 2014, we did not hold United States Treasury Bills. At June 30, 2014, we held approximately $25.0 million in United States Treasury Bills.

	December 31, 2014 (Unaudited)		June 30, 2014
	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio	Investments at Fair Value (dollars in millions)	Percentage of Total Portfolio
Building Cleaning and Maintenance Services	$10.9	8.5%	$7.9	6.3%
Mobile Device Management	10.2	7.9	—	—
Consumer Financing	10.0	7.8	16.5	13.2
Oil and Gas Field Services	9.5	7.4	4.8	3.9
Radio Broadcasting	9.5	7.4	2.5	2.0
Real Estate Management Services	8.5	6.6	8.7	6.9
Wireless Communications	7.6	5.9	8.3	6.7
Maritime Security Services	6.7	5.2	7.1	5.7
Television Programming	6.5	5.1	7.2	5.7
Specialty Pharmaceutical	5.9	4.6	—	—
Electric Services	5.3	4.1	5.9	4.8
Healthcare Billing and Collections	4.6	3.7	5.4	4.4
Real Estate – Hotel	4.5	3.5	—	—
Energy Efficiency Services	4.0	3.1	4.0	3.2
Food Distributors and Wholesalers	4.0	3.1	3.9	3.1
Cable TV/Broadband Services	3.6	2.8	6.1	4.9
Biological Products	3.5	2.7	3.5	2.8
Munitions	2.9	2.2	4.1	3.3
Information and Data Services	2.8	2.2	2.7	2.1
Internet Advertising	2.7	2.1	—	—
Outdoor Advertising Services	2.1	1.6	2.2	1.7
Equipment Rental Services	1.4	1.1	1.8	1.4
Geophysical Surveying and Mapping Services	0.8	0.6	2.6	2.0
Asset Recovery Services	0.6	0.5	1.6	1.2
Medical Liability Claims Factoring	0.4	0.3	—	—
Non-Residential Property Owner	—	—	2.4	1.9
Industrial Molded Products	—	—	3.0	2.4
Stationery, Tablets, and Related Products	—	—	1.8	1.4
Healthcare Services	—	—	3.5	2.8
Financial Services	—	—	7.7	6.2
Total	$128.5	100.0%	$125.2	100.0%

Portfolio Grading

We have adopted a credit grading system to monitor the quality of our debt investment portfolio. As of December 31, 2014, our portfolio had a weighted average grade of 3.11, based upon the fair value of the debt investments in the portfolio. Equity securities are not graded. This was an increase of 0.04 from the weighted average grade of 3.07 at June 30, 2014.

At December 31, 2014, our debt investment portfolio was graded as follows:

	December 31, 2014 (Unaudited)
Grade	Summary Description	Fair Value	Percentage of Total Portfolio
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit).	$—	—%
2	The portfolio company is performing above expectations and the risk profile is generally favorable.	—	—%
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3.	112,826,910	87.83%
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable.	9,053,157	7.05%
5	The investment is performing well below expectations and is not anticipated to be repaid in full.	2,216,889	1.72%
		$124,096,956	96.60%

At June 30, 2014, our debt investment portfolio was graded as follows:

	June 30, 2014
Grade	Summary Description	Fair Value	Percentage of Total Portfolio
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit).	$1,794,764	1.43%
2	The portfolio company is performing above expectations and the risk profile is generally favorable.	—	—%
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3.	105,809,233	84.52%
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable.	9,314,861	7.44%
5	The investment is performing well below expectations and is not anticipated to be repaid in full.	1,335,750	1.07%
		$118,254,608	94.46%

We expect that a portion of our investments will be in grades 4 or 5 from time to time, and, as such, we will be required to work with portfolio companies to improve their business and protect our investment. The number and amount of investments included in grades 4 or 5 may fluctuate from period to period.

Results of Operations

Comparison of the three months ended December 31, 2014 and 2013

	Three Months Ended December 31, 2014		Three Months Ended December 31, 2013
	Total	Per Share(1)	Total	Per Share(1)
Total Investment Income	$4,912,220	$0.41	$3,996,903	$0.53
Interest Income(2)	4,466,872	0.37	2,790,675	0.37
Other Income	445,348	0.04	1,206,228	0.16
Net Operating Expenses	2,558,879	0.22	2,097,315	0.28
Management Fee	581,329	0.05	382,489	0.05
Incentive Fee	526,242	0.04	474,897	0.06
Total Advisory Fees	1,107,571	0.09	857,386	0.11
Administrative Fees	179,470	0.02	160,410	0.02
Director’s Fees	40,750	0.00	31,625	0.00
Interest Expenses	1,177,094	0.10	718,502	0.10
Professional Services Expense	139,926	0.02	158,620	0.03
Bank Fees	10,918	0.00	21,622	0.00
Other	151,523	0.01	149,150	0.02
Expense Reimbursement	(248,373)	(0.02)	—	—
Net Investment Income	2,353,341	0.19	1,899,588	0.25
Net Change in Unrealized Gain (Loss)	(7,624,759)	(0.64)	(2,627,312)	(0.34)
Net Realized Gain (Loss)	$(1,301,452)	$(0.11)	$(492,216)	$(0.07)

(1)	The basic per share figures noted above are based on a weighted average of 11,949,034 and 7,569,382 shares outstanding for the three months ended December 31, 2014 and December 31, 2013, respectively, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.
(2)	Interest income includes PIK interest of $100,621 and $0 for the three months ended December 31, 2014 and December 31, 2013, respectively.

Total Investment Income

Total investment income includes interest and dividend income on our investments and other income, which is typically comprised of fee income. Fee income typically consists of administrative fees, prepayment fees, structuring fees and unused line fees.

Total investment income increased from $3,996,903 for the three months ended December 31, 2013 to $4,912,220 for the three months ended December 31, 2014. The increase in investment income was predominantly due to increased interest income. The increase in interest income for the three months ended December 31, 2014 relative to the three months ended December 31, 2013 is primarily due to a larger average investment portfolio. This increase was offset by a decline in other income, due to elevated other income for the three months ended December 31, 2013 from success and prepayment fees received as a result of the payoffs of iMedx, Inc., CSL Operating, LLC and Coast Plating, Inc.

Total investment income decreased on a per shares basis, as other income per share decreased from $0.16 per share for the three months ended December 31, 2013 to $0.04 per share for the three months ended December 31, 2014. Interest Income per share was $0.37 for both the three months ended December 31, 2014 and the three months ended December 31, 2013. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,949,034 for the three months ended December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of increased total investment income.

Expenses

Net operating expenses increased from $2,097,315 for the three months ended December 31, 2013 to $2,558,879 for the three months ended December 31, 2014. The increase in net operating expenses is primarily due to increased interest expense and, to a lesser extent, increased management and incentive fees. Interest expense increased due to the expansion of our credit facility and the issuance of additional Notes (as defined below). These additional borrowings enabled us to fund portfolio growth, thereby increasing management fees as a result of a larger average investment portfolio, and increasing incentive fees due to greater pre-incentive fee net investment income. This increase was partially offset by the expense reimbursement provided by our investment adviser. Refer to Note 5 of our consolidated financial statements for our expense reimbursement policy.

Net operating expenses per share decreased from $0.28 per share for the three months ended December 31, 2013 to $0.22 per share for the three months ended December 31, 2014. This decrease predominantly related to a decrease in total advisory fees per share from $0.11 for the three months ended December 31, 2013 to $0.09 per share for the three months ended December 31, 2014. Such decrease was the result of declining incentive fees, as pre-incentive fee net investment income per share declined for the periods being compared. Additionally, $0.02 per share of the decline resulted from the Adviser’s reimbursement to the Company of operating expenses exceeding 1.50% (excluding interest expense, management and incentive fees and offering expenses). Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,949,034 for the three months ended December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of changes in expenses.

Net Investment Income

Net investment income increased from $1,899,588 for the three months ended December 31, 2013, to $2,353,341 for the three months ended December 31, 2014. The increase in net investment income for the three months ended December 31, 2014 as compared to the three months ended December 31, 2013 was primarily due to greater interest income from a larger average investment portfolio. Net investment income also increased due to our investment adviser’s reimbursement of certain operating expenses of $248,373 during the three months ended December 31, 2014 as compared to $0 for the quarter ended December 31, 2013. The increase in net investment income was partially offset by greater interest expense from additional borrowings and greater management and incentive fees resulting from a larger portfolio and greater pre-incentive fee net investment income during the period.

Net investment income per share decreased from $0.25 per share for the three months ended December 31, 2013, as compared to $0.19 per share for the three months ended December 31, 2014. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,949,034 for the three months ended December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of increased net investment income.

Realized Gain (Loss) on Investments

Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

During the three months ended December 31, 2014, we recorded net realized losses of $1,301,452, primarily in connection with the final disposition of the investment in MDU Communications (USA) Inc., which resulted in a realized loss of $1,583,980. This loss was partially offset by a gain on partial prepayments of PEAKS Trust 2009-1 of $509,112.

During the three months ended December 31, 2013, we recorded net realized losses of $492,216 primarily in connection with the partial disposition of our investment in MDU Communications Inc.

Change in Unrealized Gain (Loss) on Investments

Net unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See “— Critical Accounting Policies — Change in Unrealized Gain (Loss) on Investments.”

Net change in unrealized depreciation of investments increased from $2,627,312 for the three months ended December 31, 2013 to $7,624,759, for the three months ended December 31, 2014. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio for the three months ended December 31, 2014 by portfolio company.

Portfolio Company	Change in Unrealized Appreciation (Depreciation)	December 31, 2014 (Unaudited)			September 30, 2014 (Unaudited)
		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Advanced Cannabis Solutions, Inc.	$(1,856,259)	$500,000	$—	$(500,000)	$500,000	$1,856,259	$1,356,259
Takoda Resources Inc.	(1,350,865)	3,146,100	822,705	(2,323,395)	2,855,345	1,882,814	(972,531)
TransAmerican Asset Servicing Group, LLC	(1,150,155)	3,381,718	610,950	(2,770,768)	3,290,390	1,669,777	(1,620,613)
ProGrade Ammo Group, LLC	(1,013,312)	7,101,183	2,863,897	(4,237,286)	7,482,594	4,258,621	(3,223,973)
MDU Communications, Inc.	1,325,228	—	—	—	1,615,737	290,510	(1,325,227)
Other(1)	(3,579,396)	137,815,387	124,162,226	(13,653,161)	131,645,187	121,571,421	(10,073,766)
Totals	$(7,624,759)	$151,944,388	$128,459,778	$(23,484,610)	$147,389,253	$131,529,402	$(15,859,851)

(1)	Other represents all remaining investments, including U.S. Treasury Bills (if any).

Comparison of the six months ended December 31, 2014 and 2013

	Six Months Ended December 31, 2014		Six Months Ended December 31, 2013
	Total	Per Share(1)	Total	Per Share(1)
Total Investment Income	$8,998,844	$0.76	$7,215,089	$0.95
Interest Income(2)	8,344,471	0.70	5,783,435	0.77
Dividend Income	—	—	34,411	0.00
Other Income	654,373	0.06	1,397,243	0.18
Net Operating Expenses	4,803,429	0.40	4,071,274	0.53
Management Fee	1,153,887	0.10	791,747	0.10
Incentive Fee	916,092	0.07	789,636	0.10
Total Advisory Fees	2,069,979	0.17	1,581,383	0.20
Administrative Fees	355,147	0.03	349,578	0.05
Director’s Fees	88,696	0.01	60,250	0.01
Interest Expenses	2,179,477	0.18	1,439,479	0.19
Professional Services Expense	359,594	0.03	354,481	0.05
Bank Fees	21,189	0.00	35,468	0.00
Other	260,394	0.02	250,635	0.03
Expense Reimbursement	(531,047)	(0.04)	—	—
Net Investment Income	4,195,415	0.35	3,143,815	0.42
Net Change in Unrealized Gain (Loss)	(9,639,794)	(0.81)	(5,450,203)	(0.73)
Net Realized Gain (Loss)	$(899,793)	$(0.08)	$(1,170,701)	$(0.15)

(1)	The basic per share figures noted above are based on a weighted average of 11,913,284 and 7,569,382 shares outstanding for the six months ended December 31, 2014 and December 31, 2013, respectively, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.
(2)	Interest income includes PIK interest of $202,235 and $0 for the six months ended December 31, 2014 and December 31, 2013, respectively.

Total Investment Income

Total investment income includes interest and dividend income on our investments and other income, which is typically comprised of fee income. Fee income typically consists of administrative fees, prepayment fees, structuring fees and unused line fees.

Total investment income increased from $7,215,089 for the six months ended December 31, 2013 to $8,998,844 for the six months ended December 31, 2014. The increase in investment income was predominantly due to increased interest income. The increase in interest income for the six months ended December 31, 2014 relative to the six months ended December 31, 2013 is primarily due to a larger average investment portfolio. This increase was offset by a decline in other income, primarily due to elevated other income for the six months ended December 31, 2013 from success and prepayment fees received as a result of the payoffs of iMedx, Inc., CSL Operating, LLC and Coast Plating, Inc. Dividend income for the six months ended December 31, 2014 decreased as compared with the dividend income for the six months ended December 31, 2013, reflecting no current period distributions related to the Company’s investment in The Finance Company, LLC.

Total investment income decreased on a per shares basis, as other income per share decreased from $0.18 per share for the six months ended December 31, 2013 to $0.06 per share for the six months ended December 31, 2014. Interest income per share was lower for the six months ended December 31, 2014 as compared to the six months ended December 31, 2013, decreasing from $0.77 per share to $0.70 per share. This decrease was primarily due to an increase in non-accrual assets, and a corresponding decrease in the weighted average coupon interest rate for the portfolio, during the six months ended December 31, 2014. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,913,284 for the six months ended December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of increased total investment income.

Expenses

Net operating expenses increased from $4,071,274 for the six months ended December 31, 2013 to $4,803,429 for the six months ended December 31, 2014. The increase in net operating expenses is primarily due to increased interest expense and to a lesser extent to increased management and incentive fees. Interest expense increased due to the expansion of our credit facility and the issuance of additional Notes (as defined below). These additional borrowings enabled us to fund portfolio growth, thereby increasing management fees as a result of a larger average investment portfolio, and an increase in incentive fees due to greater pre-incentive fee net investment income. This increase was partially offset by the expense reimbursement provided by our investment adviser. Refer to Note 5 for our expense reimbursement policy.

Net operating expenses per share decreased from $0.53 per share for the six months ended December 31, 2013 to $0.40 per share for the six months ended December 31, 2014. This decrease predominantly related to a decrease in total advisory fees per share from $0.20 for the six months ended December 31, 2013 to $0.17 per share for the six months ended December 31, 2014. Such decrease was the result of declining incentive fees as pre-incentive fee net investment income per share declined for the periods being compared. Additionally, $0.04 per share of the decline resulted from the Adviser’s reimbursement to the Company of operating expenses exceeding 1.50% (excluding interest expense, management and incentive fees and offering expenses). Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,913,284 for the six months ended December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of changes in expenses.

Net Investment Income

Net investment income increased from $3,143,815 for the six months ended December 31, 2013, to $4,195,415, for the six months ended December 31, 2014. The increase in net investment income for the six months ended December 31, 2014 as compared to the six months ended December 31, 2013 was primarily due to greater interest income from a larger average investment portfolio. Net investment income also increased due to our investment adviser’s reimbursement of certain operating expenses of $531,047 during the six months ended December 31, 2014 as compared to $0 for the six months ended December 31, 2013. The increase in net investment income was partially offset by greater interest expense from additional borrowings and greater management and incentive fees resulting from a larger portfolio and greater pre-incentive fee net investment income during the period.

Net investment income per share decreased from $0.42 per share for the six months ended December 31, 2013, to $0.35 per share for the six months ended December 31, 2014. Per share figures noted above reflect an increase in the weighted average shares outstanding from 7,569,382 to 11,913,284 for the six months ended

December 31, 2013 and December 31, 2014, respectively; this increase in share count decreased the per share impact of increased net investment income.

Realized Gain (Loss) on Investments

Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs.

During the six months ended December 31, 2014, we recorded net realized losses of $899,793, primarily in connection with a loss from the final disposition of the investment in MDU Communications (USA) Inc., which resulted in a realized loss of $1,583,980. This loss was partially offset by a gain on partial prepayments of PEAKS Trust 2009-1 of $918,426.

During the six months ended December 31, 2013, we recorded net realized losses of $1,170,701 primarily in connection with the partial disposition of our investment in MDU Communications Inc.

Change in Unrealized Gain (Loss) on Investments

Net unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See “— Critical Accounting Policies — Change in Unrealized Gain (Loss) on Investments.”

Net change in unrealized depreciation of investments increased from $5,450,203 for the six months ended December 31, 2013 to $9,639,794, for the six months ended December 31, 2014. The following table summarizes the significant changes in unrealized appreciation (depreciation) of the Company’s investment portfolio for the six months ended December 31, 2014 by portfolio company.

Portfolio Company	Change in Unrealized Appreciation (Depreciation)	December 31, 2014 (Unaudited)			June 30, 2014
		Cost	Fair Value	Unrealized Appreciation (Depreciation)	Cost	Fair Value	Unrealized Appreciation (Depreciation)
Advanced Cannabis Solutions, Inc.	$(2,356,212)	$500,000	$—	$(500,000)	$500,000	$2,356,212	$1,856,212
Takoda Resources Inc.	(2,187,946)	3,146,100	822,705	(2,323,395)	2,692,828	2,557,379	(135,449)
New Media West, LLC	(1,794,508)	8,173,743	3,619,203	(4,554,540)	8,426,711	5,666,679	(2,760,032)
TransAmerican Asset Servicing Group, LLC	(1,360,672)	3,381,718	610,950	(2,770,768)	2,970,154	1,560,057	(1,410,097)
MDU Communications (USA) Inc.	1,303,346	—	—	—	1,755,111	451,766	(1,303,345)
Other(1)	(3,243,802)	136,742,827	123,406,920	(13,335,907)	147,690,771	137,598,666	(10,092,105)
Totals	$(9,639,794)	$151,944,388	$128,459,778	$(23,484,610)	$164,035,575	$150,190,759	$(13,844,816)

(1)	Other represents all remaining investments, including U.S. Treasury Bills (if any).

Liquidity and Capital Resources

At December 31, 2014, we had investments in debt securities of 27 companies, totaling approximately $124.1 million, and equity investments in 15 companies, totaling approximately $4.4 million. The debt investment amount includes approximately $202,235 in accrued “PIK” interest earned for the six months ended December 31, 2014, which is added to the carrying value of our investments.

For the six months ended December 31, 2014, cash used in operating activities, consisting primarily of purchases, sales and repayments of investments and the items described in “Results of Operations,” was approximately $33.3 million, reflecting the purchases and repayments of investments, income resulting from operations, offset by non-cash income related to OID income, changes in working capital and accrued interest receivable. Net cash used in purchases and sales of investments was approximately $13.3 million, reflecting net additional investments in securities of $65.1 million, offset by principal repayments of $51.9 million. Such amounts are not inclusive of our purchases or sales of United States Treasury Bills.

As of December 31, 2014, we had $33.8 million outstanding under our senior secured credit facility (the “Credit Facility”) with Santander Bank, N.A. f/k/a Sovereign Bank, N.A. (“Santander Bank”), as administrative agent, and $33.8 million outstanding of aggregate principal amount of 8.25% Notes due June 30, 2020 (the “Notes”). On November 6, 2013, the Company increased the size of the Credit Facility from $32.5 million to $45.0 million. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the Credit Facility as of December 31, 2014.

As a business development company, we generally have an ongoing need to raise additional capital for investment purposes. As a result, we expect, from time to time, to access the debt and equity markets when we believe it is necessary and appropriate to do so. In this regard, we continue to explore various options for obtaining additional debt or equity capital for investments. This may include expanding or extending our Credit Facility, or the issuance of additional shares of our common stock, possibly at prices below our then current net asset value per share pursuant to a proposal, approved by our stockholders at our most recent Special Meeting of Stockholders, authorizing us to sell shares of our common stock below its then current net asset value per share in one or more offerings for a period of one year or, if earlier, the date of our next Annual Meeting of Shareholders. We would need similar future approval from our stockholders to issue shares below the then current net asset value per share any time after the expiration of the current approval. If we are unable to obtain leverage or raise equity capital on terms that are acceptable to us, our ability to grow our portfolio will be substantially impacted.

Capital Raises

On July 14, 2014, we sold 506,000 shares of our common stock at $7.40 per share in a direct registered offering to certain investors for total gross proceeds of approximately $3.7 million.

Contractual Obligations

	Payments Due By Period (dollars in millions)
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Credit Facility(1)	$33.8	$—	$33.8	$—	$—
Notes	33.8	—	—	—	33.6
Total	$67.6	$—	$33.8	$—	$33.6

(1)	At December 31, 2014, $26.2 million remained unused under the Credit Facility.

In addition to the contractual obligations set forth above, we have certain obligations with respect to the investment advisory and administration services we receive. See “Overview”. We incurred $2,069,979 for investment advisory services and $355,147 for administrative services for the six months ended December 31, 2014.

As of December 31, 2014, we had approximately $2.6 million in unfunded loan commitments, subject to our approval in certain instances, to provide debt financing to certain of our portfolio companies.

Share Repurchase Program

On April 7, 2014, the Board of Directors authorized a share repurchase program which provides for the purchase of up to 1 million shares of outstanding common stock to be implemented at the discretion of our management team. Under the repurchase program, we may, but are not obligated to, repurchase our outstanding common stock in the open market from time to time. The timing and number of shares to be repurchased in the open market will depend on a number of factors, including market conditions and alternative investment opportunities. In addition, any repurchases will be conducted in accordance with the 1940 Act.

Off-Balance Sheet Arrangements

We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.

Borrowings

Secured Revolving Credit Facility.  On June 3, 2013, we entered into a credit agreement with Santander Bank, as administrative agent, which provided us with our $32.5 million Credit Facility.

The Credit Facility matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on our option) plus 3.25% to 4.00% per annum, or from Santander Bank’s prime rate plus 1.25% to 2.00% per annum, based on our election. In addition, a fee of 0.50% per annum is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of our assets. Under the Credit Facility, we have made certain customary representations and warranties, and are required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature. On November 6, 2013, the Company increased the size of its Credit Facility with Santander Bank from $32.5 million to $45.0 million. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the Credit Facility as of December 31, 2014.

Notes Payable.  On June 28, 2013, we issued approximately $21.1 million in aggregate principal amount of our 8.25% Notes due June 30, 2020 for net proceeds of approximately $20.2 million after deducting underwriting commissions of approximately $0.9 million. Offering expenses of approximately $0.2 million were incurred.

The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the “Indenture”), between us and U.S. Bank National Association (the “Trustee”). The Notes are our unsecured obligations and rank senior in right of payment to our existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to our existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of our secured indebtedness (including existing unsecured indebtedness that we later secure) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by our subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at our option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market under the trading symbol “FULLL” with a par value of $25.00 per share.

The Indenture contains certain covenants, including covenants requiring our compliance with (regardless of whether we are subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring us to provide financial information to the holders of the Notes and the Trustee if we cease to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. We may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by us may, at our option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by us. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of December 31, 2014, we had not repurchased any of the Notes in the open market.

On July 14, 2014, we closed an offering of Notes consisting of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21,145,525 of outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 30, 2016.

Distribution Notes.  On July 2, 2013, we repaid $3.4 million of Distribution Notes issued in connection with our initial public offering at par plus accrued interest. As a result, the Distribution Notes are no longer outstanding.

Distributions

In order to qualify as a regulated investment company and to avoid corporate level tax on the income we distribute to our stockholders, we are required, under Subchapter M of the Code, to distribute at least 90% of our ordinary income and short-term capital gains to our stockholders on an annual basis. To the extent our earnings fall below the total amount of our distributions for a taxable year, a portion of those distributions may be deemed a tax return of capital to our stockholders. In this regard, $1,695,841 of our distributions during the year ended June 30, 2014 constituted a return of capital to our stockholders. For tax purposes, the Company expects that distributions for the fiscal year ended June 30, 2015 will be funded primarily from net investment income. However, for the six months ended December 31, 2014, for financial reporting purposes, the Company had net investment income of approximately $0.35 per share, compared to distributions to stockholders of $0.40 per share during the period. Management monitors available taxable earnings, including net investment income and realized capital gains, to determine if a tax return of capital may occur for the year. The tax character of distributions will be determined at the end of the taxable year. However, if the character of our distributions for the fiscal year ended June 30, 2015 were determined as of December 31, 2014, a portion of the distributions for 2015 would have been characterized as a tax return of capital to the Company’s stockholders; this tax return of capital may differ from the return of capital calculated with reference to net investment income for financial reporting purposes. Stockholders should read any written disclosure accompanying a distribution payment carefully and should not assume that the source of any distribution is our taxable ordinary income or capital gains. The specific tax characteristics of our distributions will be reported to stockholders after the end of the taxable year.

The following table lists the cash distributions, including dividends and returns of capital, if any, per share that we have declared since our formation on April 16, 2010. The table is divided by fiscal year according to record date.

Date Declared	Record Date	Payment Date	Amount
Total Fiscal 2011:			$0.751
Total Fiscal 2012:			$0.918
Total Fiscal 2013:			$0.924
Fiscal 2014:
May 3, 2013	July 31, 2013	August 15, 2013	$0.077
May 3, 2013	August 30, 2013	September 13, 2013	0.077
May 3, 2013	September 30, 2013	October 15, 2013	0.077
September 9, 2013	October 31, 2013	November 15, 2013	0.077
September 9, 2013	November 29, 2013	December 13, 2013	0.077
September 9, 2013	December 31, 2013	January 15, 2014	0.077
November 7, 2013	January 31, 2014	February 15, 2014	0.067
November 7, 2013	February 28, 2014	March 15, 2014	0.067
November 7, 2013	March 31, 2014	April 15, 2014	0.067
February 5, 2014	April 30, 2014	May 15, 2014	0.067
February 5, 2014	May 30, 2014	June 13, 2014	0.067
February 5, 2014	June 30, 2014	July 15, 2014	0.067
Total (2014)			$0.864

Date Declared	Record Date	Payment Date	Amount
Fiscal 2015:
May 2, 2014	July 31, 2014	August 15, 2014	$0.067
May 2, 2014	August 29, 2014	September 15, 2014	0.067
May 2, 2014	September 30, 2014	October 15, 2014	0.067
September 8, 2014	October 31, 2014	November 14, 2014	0.067
September 8, 2014	November 28, 2014	December 15, 2014	0.067
September 8, 2014	December 31, 2014	January 15, 2015	0.067
November 3, 2014	January 30, 2015	February 13, 2015	0.067
November 3, 2014	February 27, 2015	March 13, 2015	0.067
November 3, 2014	March 31, 2015	April 15, 2015	0.067
Total (2015 to date)			$0.603

Related Parties

We have entered into a number of business relationships with affiliated or related parties, including the following:

•	We have entered into the Investment Advisory Agreement with Full Circle Advisors. John E. Stuart, our Chairman, and Gregg J. Felton, our Chief Executive Officer and President, are both managing members of, and have financial and controlling interests in, Full Circle Advisors.
•	We have entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Stuart, our Chairman, and Mr. Felton, our Chief Executive Officer and President, are managing members of, and have financial and controlling interests in, Full Circle Service Company. Our Chief Financial Officer, Michael J. Sell, is the Vice President of Full Circle Service Company.
•	We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.”
•	Our former Chief Financial Officer, Treasurer and Secretary, William E. Vastardis, is the Chairman of Conifer Asset Solutions LLC (“Conifer”) formerly known as Vastardis Fund Services LLC. Full Circle Service Company has engaged Conifer to provide certain administrative services to us. For the six months ended December 31, 2014, Conifer earned $129,804 for services provided under the Sub-Administration Agreement. On September 30, 2013, Michael J. Sell succeeded Mr. Vastardis as our Chief Financial Officer, Treasurer, and Secretary.

On June 4, 2014, we formed FC Capital Investment Partners (“FCIP”), a multiple series private fund, for which we serve as the managing member and investment adviser. FCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company agreement dated June 13, 2014. FCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors. FCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. We may co-invest in certain portfolio investments from time to time with one or more series issued by FCIP where we determine that the aggregate available investment opportunity exceeds what we believe would be appropriate for us to acquire directly, subject to certain conditions. During the three and six months ended December 31, 2014, Full Circle Capital Corporation recognized $18,440 and $29,490, respectively, in management fee income related to the services performed for FCIP. Such amounts are included in Other Income on the Statements of Operations for the three months ended December 31, 2014 and the six months ended December 31, 2014, respectively.

Certain members of Full Circle Advisors’ investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making investments in new opportunities, any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. Full Circle Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors’ allocation procedures.

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chairman, Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics. As required by the NASDAQ corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

Recent Developments

Recent Portfolio Activity

On January 21, 2015, the Company partially exercised its warrant issued by Advanced Cannabis Solutions, Inc. in a cashless exercise in exchange for 660,263 shares of Advanced Cannabis Solutions, Inc. The cashless exercise reduced the amount of common shares underlying the remaining warrant by 1,215,000 leaving the Company with a warrant to purchase 185,000 shares in Advanced Cannabis Solutions, Inc. with a strike price of $4.00 per share.

On January 30, 2015, the Company funded $2.0 million of a $50.0 million second lien term loan with GK Holdings, Inc, an IT and business skill training company. The credit facility bears interest at one month LIBOR plus 9.50% with a LIBOR floor of 1.00% and has a final maturity of January 30, 2022.

Appointment of Chief Executive Officer

The Board of Directors (the “Board”) has appointed Gregg J. Felton as Chief Executive Officer in place of his previous position as Co-Chief Executive Officer of the Company, effective as of February 9, 2015. In connection with Mr. Felton’s appointment, John E. Stuart resigned his position as the Company’s Co-Chief Executive Officer, but continues to serve as Chairman of the Board.

Distributions

On February 20, 2014, the Board of Directors declared monthly distributions of $0.035, $0.035 and $0.035 per share payable on May 15, 2015 for holders of record at April 30, 2015, June 15, 2015 for holders of record at May 29, 2015 and July 15, 2015 for holders of record at June 30, 2015.

SENIOR SECURITIES

Information about our senior securities (including debt securities and other indebtedness) is shown in the following tables as of December 31, 2014 and the fiscal years ended June 30, 2014, 2013, 2012 and 2011. We had no senior securities outstanding as of June 30 of any prior fiscal years. The reports of our independent registered public accounting firms, KPMG LLP and Rothstein Kass, on the senior securities table as of June 30, 2014 and June 30, 2013, 2012 and 2011, respectively, are incorporated by reference as exhibits to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
Credit Facility(5)
Fiscal 2011	—	—	—	n/a
Fiscal 2012	$18,544,660	$3,435	—	n/a
Fiscal 2013	25,584,147	2,210	—	n/a
Fiscal 2014	8,435,463	3,467	—	n/a
December 31, 2014 (unaudited)	33,817,832	1,969	—	n/a
Distribution Notes(6)
Fiscal 2011	$3,404,583	$17,588	—	n/a
Fiscal 2012	3,404,583	3,435	—	n/a
Fiscal 2013	3,404,583	2,210	—	n/a
Fiscal 2014	—	—	—	n/a
December 31, 2014 (unaudited)	—	—	—	n/a
Unsecured Notes
Fiscal 2013	$21,145,525	$2,210	—	$1,000
Fiscal 2014	21,145,525	3,467	—	$1,030
December 31, 2014 (unaudited)	33,645,525	1,969	—	$1,050

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the Securities and Exchange Commission expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable for senior securities that are not registered for public trading. The average market value per unit for our Unsecured Notes is based on the average daily prices of such notes and is expressed per $1,000 of indebtedness.
(5)	In June 2013, we repaid our credit facility with FCC, LLC d/b/a First Capital and entered into the Credit Facility with Santander Bank, N.A. f/k/a Sovereign Bank, N.A.
(6)	We repaid the Distribution Notes in full in July 2013.

BUSINESS

Overview

We are an externally managed non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We are managed by Full Circle Advisors and Full Circle Service Company provides the administrative services necessary for us to operate.

We invest primarily in senior secured loans and, to a lesser extent, second lien loans, mezzanine loans and equity securities issued by lower middle-market companies that operate in a diverse range of industries. In our lending activities, we focus primarily on portfolio companies with both (i) tangible and intangible assets available as collateral and security against our loan to help mitigate our risk of loss, and (ii) cash flow to cover debt service. We believe this provides us with a more attractive risk adjusted return profile, with greater principal protection and likelihood of repayment.

Our investments generally range in size from $3 million to $10 million; however, we may make larger or smaller investments from time to time on an opportunistic basis. We focus primarily on senior secured loans and “stretch” senior secured loans, also referred to as “unitranche” loans, which combine characteristics of traditional first-lien senior secured loans and second-lien or subordinated loans. We believe that having a first lien, senior secured position provides us with greater control and security in the primary collateral of a borrower and helps mitigate risk against loss of principal should a borrower default. Our stretch senior secured loans typically possess a greater advance rate against the borrower’s assets and cash flow, and accordingly carry a higher interest rate and/or greater equity participation, than traditional senior secured loans. This stretch senior secured loan instrument can provide borrowers with a more efficient and desirable solution than a senior bank line combined with a separate second lien or mezzanine loan obtained from another source. We also may invest in mezzanine, subordinated or unsecured loans. In addition, we may acquire equity or equity related interests from a borrower along with our debt investment. We attempt to protect against risk of loss on our debt investments by investing in borrowers with cash flows to cover debt services, while frequently securing most of our loans against a significant level of tangible or intangible assets of our borrowers, which may include accounts receivable and contracts for services, and obtaining a favorable loan-to-value ratio, and in many cases, securing other financial protections or credit enhancements, such as personal guarantees from the principals of our borrowers, make well agreements and other forms of collateral, rather than lending predominantly against anticipated cash flows of our borrowers. We believe this allows us more options and greater likelihood of repayment from refinancing, asset sales of our borrowers and/or amortization.

We generally seek to invest in lower middle-market companies in areas that we believe have been historically under-serviced, especially during and after the 2008/2009 credit crisis. These areas can include industries that are outside the focus of mainstream institutions or investors due to required industry-specific knowledge or are too small to attract interest from larger investment funds or other financial institutions. Because we believe there are fewer banks and specialty finance companies focused on lending to these lower middle-market companies, we believe we can negotiate more favorable terms on our debt investments in these companies than those that would be available for debt investments in comparable larger, more mainstream borrowers. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of other transactions. We generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.

We were formed to continue and expand the business of Full Circle Partners, LP and Full Circle Fund, Ltd. (collectively, the “Legacy Funds”), which were formed in 2005 and 2007, respectively. In connection with our initial public offering in August 2010, we acquired a portfolio of investments (the “Legacy Portfolio”), valued at approximately $72 million, from the Legacy Funds in exchange for shares of our common stock and senior unsecured notes (the “Distribution Notes”).

As a business development company, we are required to meet regulatory tests, including the requirement to invest at least 70% of our gross assets in “qualifying assets.” Qualifying assets generally include, among other things, securities of “eligible portfolio companies.” “Eligible portfolio companies” generally include

U.S. companies that are not investment companies and that do not have securities listed on a national exchange. See “Regulation as a Business Development Company.” We may also borrow funds to make investments. In addition, we have elected to be treated for federal income tax purposes as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the Code. See “Material U.S. Federal Income Tax Considerations.”

Our headquarters are located at 102 Greenwich Avenue, 2nd Floor, Greenwich, CT 06830 and our telephone number is 203-900-2100.

Investment Adviser and Administrator

We are managed by Full Circle Advisors, whose investment committee members have approximately 19 years of experience financing and investing in lower middle-market companies. Full Circle Advisors is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Certain members of Full Circle Advisors’ investment committee also presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. The investment committee has to date originated approximately $428 million in loans and investments in 81 distinct borrowers since inception of Full Circle Funding, LP in 2005 and through activities at Full Circle Advisors since August 2010. The existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, have been fully committed and are no longer making investments in new opportunities. The Legacy Funds are expected to be wound down as their remaining investments mature. Full Circle Funding, LP and other affiliates of our investment adviser may manage other funds and accounts in the future.

We benefit from the proven ability of our investment adviser’s investment committee to identify attractive investment opportunities, conduct diligence on and value prospective investments, negotiate terms, secure collateral against our loans and manage and monitor a diversified portfolio of those investments. Our investment adviser’s investment committee members have broad investment backgrounds, with prior experience at investment banks, commercial banks, unregistered investment funds and other financial services companies, and have collectively developed a broad network of contacts to provide us with our principal source of investment opportunities.

Our investment adviser is controlled and led by John E. Stuart, our Chairman, and Gregg J. Felton, our Chief Executive Officer and President. Mr. Stuart and Mr. Felton, who serves as Chief Investment Officer of Full Circle Advisors, are assisted by Lawrence Chua and Crandall Deery, who each serve as a Vice President of Full Circle Advisors. We consider Messrs. Stuart, Felton, Chua and Deery to be Full Circle Advisors’ investment committee. Under the Investment Advisory Agreement with Full Circle Advisors, we have agreed to pay Full Circle Advisors an annual base management fee based on our gross assets as well as an incentive fee based on our net investment income and realized gains. See “Investment Advisory Agreement.”

We have also entered into the Administration Agreement, under which we have agreed to reimburse Full Circle Service Company for our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. Full Circle Service Company is controlled by Messrs. Stuart and Felton. See “Administration Agreement.”

Business Strategy

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We have adopted the following business strategies to achieve our investment objective:

•	Deliver Flexible Financing Solutions. We believe our ability to provide a broad range of flexible debt financing solutions to lower middle-market companies sets us apart from other capital providers. We offer to our portfolio companies debt financing facilities that, combined with our ability to recognize the underlying value and security of diverse types of traditional and non-traditional asset based collateral, we believe allows us to provide flexible facilities to fit the capital requirements of each borrower. We believe that our focus on providing senior secured and stretch senior loans provides a more efficient and less complicated capital structure and source of capital for borrowers. We also believe that it maximizes our control of and exposure to asset-based collateral coverage as security for our loans, thereby greatly reducing our risk of possible losses due to deterioration in a borrower’s performance.
•	Target Lower Middle-Market Companies. We generally provide capital to our portfolio companies for growth capital, acquisition financing and refinancing of existing debt facilities. We believe our target portfolio companies are generally involved in industries or markets that are under-followed or serviced because they are either less visible to mainstream institutions or investors, or are too small or localized for larger financial institutions or larger funds, particularly those that lack the requisite industry-specific knowledge and expertise. We believe there have historically been fewer banks and finance companies focused on lending to these types of lower middle-market companies. As a result, we believe we can negotiate terms on loans to these types of companies that generally possess better risk-adjusted return profiles than terms on loans to larger, more mainstream companies. Such favorable terms may include higher debt yields, lower leverage levels, more significant covenant protection and/or greater equity grants than typical of transactions involving larger companies. We generally seek to avoid competing directly with other capital providers with respect to specific transactions in order to avoid the less favorable terms we believe are typically associated with such competitive bidding processes.
•	Focus on Senior Secured Lending and Structuring of Investments to Minimize Risk of Loss. We seek to structure our loan investments on a favorable LTV exposure based on underlying collateral or enterprise value with high cash yields, cash origination fees, low leverage levels and strong investment protections. We generally seek to protect against risk of loss on our debt investments by securing most of our loans against a significant level of tangible or intangible assets of our borrowers, obtaining a favorable LTV ratio or other financial protections or credit enhancements, rather than lending predominantly against anticipated cash flows of borrowers. We believe this provides us with more options and a greater likelihood of repayment from both cash flow and/or asset sales.
•	Structure Loans with Superior Security and Asset Protection. Our loan instruments and documentation focus on favorable lender protections with security over the collateral, financial and other covenants and rigorous reporting requirements on behalf of our borrowers. We monitor covenant and other loan compliance on a monthly and quarterly basis and personnel from our investment adviser will have periodic field exams performed at the borrower level. We utilize both term debt and revolving loan structures and, accordingly, often seek to maintain control of our borrowers’ cash receipts from revenues as additional security for our positions. In addition, we may seek credit enhancements, such as personal guarantees from a borrower’s principal owners or “make well” features to provide us with additional equity in the event of underperformance. We may also seek a pledge of stock or other assets from a borrower or its operating subsidiaries.
•	Pursue Attractive Risk Adjusted Returns. As of December 31, 2014, the weighted average annualized yield of the debt investments comprising our portfolio was approximately 10.23%. Debt securities on non-accrual status are included in the weighted average interest rate calculation and are treated as having 0.00% as their applicable interest rate for purposes of the calculation. 2% of the interest income earned during the three months ended December 31, 2014 was in the form of payment-in-kind, or “PIK” interest. In the future, a component of our interest may continue to be in the form of PIK interest. PIK interest represents contractually deferred interest added to the loan balance that is generally due at the end of the loan term and recorded as interest income on an accrual basis to the extent such amounts are expected to be collected. For additional information regarding PIK interest and related risks, see “Risk Factors — Risks Relating to Our Business and Structure — We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.” As of December 31, 2014, 33% of our debt portfolio at fair value consisted of debt securities and asset-based revolving lines of credit for which issuers were not required to make principal payments until the maturity of such debt securities, which could result in a substantial loss to us if such issuers are unable to refinance or repay their debt at maturity. In addition, a substantial portion of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London-Interbank Offered Rate and prime rate. As a result, significant increases in such benchmarks in the future would make it more difficult for these borrowers to service their obligations under the debt investments that we hold. The 39 individual debt investments, from 27 distinct borrowers, included in our portfolio, averaged a LTV ratio of approximately 60% as of December 31, 2014 (i.e., each $60 of loan value outstanding is secured by $100 of collateral value). Although it is subject to fluctuation, we believe this LTV ratio, which measures the aggregate amount of our loan positions against the aggregate amount of primary collateral value pledged by our borrowers as security against our loans, reflects the relative strength of the debt investments comprising our portfolio. Finally, our debt investments are designed to have strong protections beyond repayment from cash flow and asset liquidation coverage, including default penalties, information rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. We believe this level of collateral protection helps minimize against the risk of loss, even if a loan goes into default.
•	Leveraging the Skill, Experience and Resources of Full Circle Advisors’ Investment Committee. Full Circle Advisors’ investment committee members have an average of approximately 19 years of experience financing and investing in lower middle-market companies. The investment committee members have broad investment and operational backgrounds, with prior experience at specialty finance companies, investment management firms, private equity investment funds, investment banks and other financial services companies. We believe their expertise in analyzing, valuing, structuring, negotiating, closing, monitoring and restructuring transactions should provide us with a competitive advantage by allowing us to consider customized financing solutions and non-traditional and complex structures. We believe this experience should also be valuable when we have to work with stressed and distressed credits.
•	Balanced Investing Across Industries with Expertise. While we seek to maintain a portfolio of investments that is appropriately balanced among various companies, industries, geographic regions and end markets, we focus our investing activities on certain areas that we believe maintain favorable asset coverage positions, including the media, communications, business services, and healthcare industries. We believe that the stable, long term asset values that may be found in many of the industries in which we invest can provide us with significant collateral protection on our loans, in contrast to taking some of the risks of repayment attendant to relying exclusively on a borrower’s current cash flows. Going forward, we intend to seek to maintain a balanced portfolio to mitigate the potential effects of negative economic events for particular companies, regions and industries.
•	Capitalize on Strong Transaction Sourcing Network. Our investment adviser’s investment committee seeks to leverage their extensive network of referral sources for investments in lower middle-market companies. We believe through their prior investment experience, the investment committee members have collectively developed a reputation in our target market and in the industries in which we invest as a responsive, efficient and reliable source of flexible financing.
•	Employ Disciplined Underwriting Policies and Rigorous Portfolio Management. We directly originate most of our investments, which, in our experience, generally allows us to pursue a more rigorous due diligence examination of the investments than if we invest as part of a lending syndicate led by others. Our investment adviser’s investment committee has developed an extensive underwriting due diligence process which includes a review of the prospects, competitive position, financial performance and industry dynamics of each potential portfolio company. In underwriting a potential borrower, we engage in a variety of quantitative and qualitative stress tests, and analyze our ability to successfully liquidate a favorable collateral package underlying a loan in the event of default. These processes continue during the portfolio monitoring process, when our investment adviser will, depending on the borrower, analyze monthly and/or quarterly financial statements versus the previous periods and year, review financial projections, conduct field examinations, meet with management, attend board meetings, review all compliance certificates and covenants and regularly assess the financial and business conditions and prospects of borrowers.

Market Opportunity

We believe that the current credit environment provides favorable opportunities to achieve attractive risk-adjusted returns on the types of senior secured loans and other investments we may target. In particular, we believe that, despite a recent trend of slowing growth in loan demand, demand for financing from smaller to lower middle-market companies is largely outpacing the availability of lenders that have traditionally served this market. While this has traditionally been an underserved market, we believe the supply-demand imbalance of loans to smaller borrowers was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. We believe that bank consolidations and regulations, the failure of a number of alternative lending vehicles due to poor underwriting practices and an overall tightening of underwriting standards has significantly reduced the number and activity level of potential lenders. Thus we believe that the current credit markets combined with certain long term trends associated with lending to lower middle-market companies provide an attractive market environment for our strategy.

•	Competitive Edge and Skill Set. Our core strength of providing efficient and flexible lending solutions to lower middle-market companies requires a market approach and skill set that we believe is generally not found in larger or more localized regional lenders. We believe that many of the companies we target operate in industries that are less visible or too specialized for larger mainstream institutions or investors, or alternatively, require too little funding or are too localized for larger financial institutions to consider, particularly in cases where those institutions lack the requisite industry-specific knowledge and expertise. From 1992 through 2013, the number of FDIC-insured commercial banks dropped 49%, from 11,463 to 5,876, while total assets at nearly half as many institutions grew nearly fourfold, from $3.5 trillion to $13.7 trillion. Coupled with a shift in their asset base towards real estate loans, at the expense of commercial and industrial (C&I) loans, we believe that many potential competitive bank lenders lack the personnel or lending experience required to address the very strong market demand for commercial and industrial lending.

Larger domestic banks reported having experienced stronger demand for debt capital during the fourth quarter of 2014. In a January 2015 Federal Reserve senior loan officer survey, domestic banks reported little change in their standards for C&I loans to firms of all sizes during the fourth quarter; however, bankers’ underwriting standards continue to favor larger clients to a greater degree than their smaller ones. While 10% of large banks reported easing of standards for large and middle market firms (defined as firms with annual sales of $50 million or more), only 5% reported having eased standards for small firms (defined as those with annual sales of less than $50 million). While 11% of respondents said they were easing terms on the maximum size of credit lines to large and middle-market firms, only 4% of respondents said that they were doing the same for small firms and 96% of respondents reported no change in terms offered to small firms. Regarding premiums charged on riskier loans, 14% of respondents reported easing terms to large and middle-market borrowers, while only 9% of respondents reported doing the same for small firms and the remaining respondents reported no change or tightening of pricing terms on riskier loans. As evidenced by the survey, large banks in particular are beginning to demand premium pricing for riskier loans, with 15% of them reporting tightening terms on pricing premiums for riskier large and middle-market borrowers and just 9% reporting tightening for riskier smaller borrowers. Finally, regarding loan covenants, 16% of survey respondents reported having eased standards for larger firms, while 9% reported doing the same for small firms.

Banks which reported having tightened either their standards or terms on C&I loans predominantly pointed to industry-specific problems as the main reason for having tightened their lending policies to nonfinancial businesses. Some survey respondents specifically noted their concerns about the oil and gas sector resulting from the sharp decline in the price of oil as a reason that they had tightened their lending policies. In addition, half of the banks reporting tightening indicated increased concerns about the effects of legislative changes, supervisory actions, or changes in accounting standards.

On balance, domestic banks expected improvements in delinquency and charge-off rates for most loan categories, with the notable exception of syndicated leveraged C&I loans. Most banks reported that they expected little change in the delinquency and charge-off rates on most types of C&I loans to firms of all sizes. The exception was syndicated leveraged loans, for which several large domestic and foreign banks anticipated credit quality to deteriorate somewhat this year.

We believe these bank lending market conditions will continue to exacerbate existing funding gaps for firms comprising our target market. Additionally, we believe our strengths include the ability to originate, underwrite and manage a more labor intensive portfolio consisting of debt investments in lower middle market companies, and to perform due diligence and manage portfolio activities on an ongoing basis.

•	Strong Demand For Capital Coupled with Fewer Providers. We believe there has long been a combination of demand for capital and an underserved market for capital addressing lower middle-market borrowers. Further, we believe the supply-demand imbalance of smaller borrowers to lenders serving that market was exacerbated by the credit crisis in 2008/2009, and has not fully recovered. We believe there is robust demand for continued growth capital as well as demand from very significant refinancing requirements of many borrowers as debt facilities come due, given the lack of willing and qualified capital providers. We believe these market conditions have been further exacerbated in the current environment due to:
º	larger lenders exiting this market to focus on larger investment opportunities which are more appropriate for their operating cost structures;
º	the elimination of many specialized lenders from the market due to lack of capital as a result of, for instance, the contraction off of the securitization market or their own poor performance; and
º	the need for certain capital providers to reduce lending activities due to their reduced access to capital and the overall deleveraging of the financial market.

With the decreased availability of debt capital for smaller to lower middle-market borrowers, combined with the significant demand for refinancing, we believe there are increased lending opportunities for us.

•	More Conservative Deal Structures. As a result of, and in the aftermath of, the 2008/2009 credit crisis, we believe lenders are mandating less leverage, more equity and tighter loan covenants than what had previously been customary. We believe that lower purchase prices for assets and lower debt multiples, combined with greater equity cushions beneath loans, allows for greater cash flow for debt service, creating faster loan repayments despite overall higher debt costs to borrowers. We believe this aspect provides considerable cushion against underperformance and default of borrowers as well as faster de-risking of loan positions as credit statistics improve over the term of the loan facilities.
•	Attractive Return Profile. We believe the reduced access to, and reduced availability of, debt capital has decreased competition in smaller to lower middle-market lending which had already become less competitive and more fragmented prior to the credit crisis, resulting in a better market for loan pricing. We believe that the withdrawal of many traditional senior lenders from the market, combined with reduced advance rates and leverage levels, allows for stretch senior lenders to charge rates that typically reflect mezzanine or subordinated structures for entire facilities, while maintaining first lien senior secured positions over the loan collateral provided by the borrowers. Our investment adviser’s investment committee has experienced this attractive return environment since the onset of the credit crisis in the second half of 2008, when transactions originated by them saw increased returns from interest and fees charged, as well as more meaningful warrant participations.

Investments

We engage in various investment strategies in order to achieve our overall lending and investment objectives. The strategy we select depends upon, among other things, market opportunities, the skills and experience of our investment adviser’s investment committee and our overall portfolio composition. Our strategies generally seek to provide current cash yields and favorable loan-to-value ratios, or other financial guarantees or credit enhancements with respect to loan collateral. Many of our debt investments offer the opportunity to participate in a borrower’s equity performance through warrants, equity related success fees, direct equity ownership or otherwise, and many notes that we own require the borrower to pay an early termination fee. Collectively, these attributes have been, and are expected to be, an important contributor to the returns generated by our investment adviser’s investment committee.

Full Circle Advisors’ investment committee uses a disciplined investment, portfolio monitoring and risk management process which emphasizes strict underwriting standards and guidelines, strong due diligence investigation, regular position review and analysis, and proper investment diversification. They allocate capital among different investment sectors on the basis of relative risk/reward profiles as a function of their associated downside risk, volatility, perceived fundamental risk and liquidity.

Types of Investments

We target debt investments that yield meaningful current income and, in many cases, provide the opportunity for capital appreciation through equity securities.

Debt Investments

Full Circle Advisors’ investment committee tailors the terms of each debt investment to the facts and circumstances of the transaction and prospective portfolio company, negotiating a structure that seeks to protect our rights and manage our risk while creating incentives for the portfolio company to achieve its business plan. As of December 31, 2014, our debt investments were secured by first, and in some cases second, priority liens on the assets of the portfolio company. Our primary source of return is the monthly cash interest we collect on our debt investments.

•	First Lien Loans. Our first lien loans generally have terms of two to five years and generally provide a variable interest rate, subject to a floor to protect against return compression in a falling interest rate environment. These loans generally do not have interest rate ceilings. Such facilities contain prepayment penalties and are secured by a first priority security interest in all existing and future assets of the borrower. Our first lien loans may take many forms, including revolving lines of credit, term loans, multi-draw term loans and other lines of credit. We may seek to employ a lockbox to collect payment receipts, as we believe it protects us against payment delinquencies and provides increased security and protection in the event of a default or under performance. A focus within our first lien loans is senior secured “stretch” loans which, along with most of the attributes of our first lien loans, include a greater advance rate against the borrower and accordingly carry a higher interest rate or greater equity participation.
•	Second Lien Loans. Our second lien loans generally have terms of five to seven years, provide for a fixed or floating interest rate, contain prepayment penalties and are secured by a second priority security interest in all existing and future assets of the borrower. Our second lien loans may to a lesser extent include payment-in-kind, or PIK, interest for a portion of the interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity.
•	Unsecured Loans. Although our portfolio does not currently have any investments in unsecured loans, we may make such investments in the future. We would expect any unsecured investments generally to have terms of five to seven years and typically provide for a fixed interest rate. We may make unsecured investments on a stand-alone basis, or in conjunction with a senior secured loan, a junior secured loan or a “one-stop” financing. Our potential unsecured investments may include payment-in-kind, or PIK, interest, which represents contractual interest accrued and added to the principal that generally becomes due at maturity, and an equity component, such as warrants to purchase common stock in the portfolio company.

Full Circle Advisors’ investment committee typically structures debt investments to include covenants that seek to minimize the risk of capital loss. These debt investments generally have strong protections, including default penalties, information rights, board observation rights, and affirmative, negative and financial covenants, such as lien protection and prohibitions against change of control. These debt investments also have substantial prepayment penalties designed to extend the average life of the loans, which we believe will help to grow our portfolio.

Equity Investments

When we make a debt investment, we may be granted equity participation in the form of warrants to purchase common equity in the company in the same class of security that the owners or equity sponsors receive upon funding. In addition, we may make equity investments or structure a profit sharing arrangement in conjunction with a loan transaction with a borrower. Full Circle Advisors’ investment committee generally seeks to structure our equity investments, such as direct equity co-investments, to provide us with minority rights provisions and event-driven put rights. They also seek to obtain limited registration rights in connection with these investments, which may include “piggyback” registration rights.

Senior Secured Lending Focus

In most cases, our investment adviser’s investment committee attempts to protect against risk of loss on our debt investments by making senior loans secured by the assets of our borrowers, and obtaining favorable loan-to-value ratios or other financial protections or credit enhancements, rather than lending exclusively against “cash flows.” Loans may be backed by a variety of types of tangible and intangible assets, including, but not limited to, lease obligations, royalty interests, commercial account receivables, contractual revenue and payment rights (including contacts providing for recurring monthly revenue streams), settlements, franchise rights, licenses, permits, mortgages, easements and other real property interests, and other tangible personal property, and intangible property such as intellectual property and patents. Our debt investments typically have a first, and in some cases a second, priority senior security interest in the operative assets of the borrower and collateral assignment of rights and contracts, though we also may make mezzanine and equity investments where we believe the risk and reward, and level of security, warrants such an investment. As a lender, we seek to provide working capital lines to borrowers secured by accounts receivable, inventory, machinery and equipment, real estate and in some cases, intellectual property or brand values. These facilities will typically be comprised of a borrowing base formula and include revolving loans and term loans as part of their structures.

Our investment focus may shift over time, consistent with our overall lending and investment objectives, and desire for senior secured loans with some level of collateral protection.

Invested Industries

Our portfolio contains investments in a variety of industries where some aspect of tangible or intangible asset is available for collateral protection. Our portfolio contains a number of investments in the business services industries, communications and media, as a result of the Legacy Portfolios’ emphasis, and the focus and prior investing experience of our investment adviser’s investment committee, in those sectors. However, these industries are not our only focus, and we seek prospective investments in other commercial and industrial sectors, including industrial manufacturing. As a result, we expect that the relative portion of our portfolio invested in the media and communications and business services industries may decrease over time.

As of December 31, 2014, approximately 41% of our portfolio consists of loans to and investments in companies involved in the broader business services industry (such as companies that provide services related to data and information, information retrieval, asset recovery and energy efficiency services). These companies typically provide a range of services to customers and such services are generally characterized by their non-discretionary spending nature, contracts of varying length which provide recurring monthly revenues and contracts or services that can be sold or assigned to another provider upon liquidation or sale of a business.

As of December 31, 2014, approximately 16% of our portfolio consists of loans to and investments in companies involved in the media industry (such as outdoor advertising and radio broadcasting companies), respectively. Our investment adviser’s investment committee has extensive experience in the media and communication sectors. We believe that these sectors present significant investment opportunities that possess attractive loan attributes. These include, but are not limited to, long-term tangible and intangible assets, the ability to perfect our security interest in the collateral, relatively stable revenue and cash flow profile, the ability to foreclose on and transport the underlying collateral should we need to take control of it, and a broad market of participants to purchase or operate the business and assets in the event of foreclosure.

Our media and communications investments generally are secured by long-term tangible or intangible assets which include, but are not limited to, regulatory licenses, franchises or leasehold values, associated contractual revenue and cash flow streams and intellectual property, including copyrights and patents. Within these parameters, we focus on lower middle-market media and communications investments.

As of December 31, 2014, approximately 11% of our portfolio consists of loans to and investments in companies involved in the healthcare industry. We believe that this sector can present significant investment opportunities that possess attractive loan attributes. These include, but are not limited to, high barriers to entry, the ability to perfect our security interest in the collateral and attractive risk exposure when viewed on a debt to EBITDA basis.

Investment Selection

Our investment adviser’s investment committee is responsible for all aspects of our investment process. The current members of the investment committee are John Stuart, our Chairman, Gregg J. Felton, our Chief Executive Officer and President, and Lawrence Chua and Crandall Deery, who each serve as a Vice President of Full Circle Advisors. While the investment strategy involves a team approach, whereby potential transactions are screened by various members of the investment committee, Mr. Stuart and Mr. Felton, who serves as Chief Investment Officer of Full Circle Advisors, must approve of all investments in order for them to proceed. The stages of our investment selection process are as follows:

Deal Generation/Origination

Deal generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, entrepreneurs, services providers such as lawyers and accountants, as well as current and former clients, portfolio companies and investors. Our investment adviser’s investment committee supplements these lead generators by also utilizing broader marketing efforts, such as attendance at prospective borrower industry conventions, an active calling effort to smaller private equity firms and sponsors, and through web presence and search tool optimizations. They also focus their deal generation and origination efforts on lower middle-market companies. Our investment adviser’s investment committee has developed a reputation as a knowledgeable and reliable source of capital, providing value-added industry advice and financing assistance to borrowers’ businesses.

Screening

In screening potential investments, our investment adviser’s investment committee utilizes the same value-oriented investment philosophy they have employed historically with analytics and resources focused on managing downside exposure.

Portfolio Company Characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment adviser’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest. Generally, our investment adviser seeks to utilize its access to information generated by its investment committee to identify investment candidates and to structure investments quickly and effectively.

Established Companies.  We primarily seek to invest in established companies with sound historical financial and operating performance. We typically focus on companies with an operating cash flow profile. We generally do not intend to invest in start-up companies or companies with highly speculative business plans.

Defensible and Sustainable Business or Asset Values.  We seek to invest in companies with proven products and/or services and strong regional or national operations and assets that cannot be easily replicated or substituted, and generally hold value through economic downturns, industry consolidation, changing business preferences and other factors that may negatively impact their customers, suppliers and competitors.

Ability to Exert Meaningful Influence or Control Over Our Investment.  We target investment opportunities in which we will be the lead or sole investor in our portion of the capital structure, and in which we can add value through active participation, often through advisory positions.

Exit Strategy.  We predominantly invest in companies which provide multiple alternatives for an eventual exit. We seek companies that we believe will provide a stable underlying asset value and a steady stream of cash flow that will allow for repayment from refinancing, asset or business sales and principal amortization. We believe that such asset coverage combined with internally generated cash flow, which primarily provides for the payment of interest on, and the repayment of the principal of, our investments in portfolio companies represents a key means by which we will be able to service our loans and eventually exit from our investments over time.

In addition, we also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities due to strong asset values and unique or difficult to aggregate assets. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Liquidation Value of Assets.  The prospective liquidation value of the assets, if any, collateralizing loans in which we invest is an important factor in our credit analysis. Our analysis emphasizes both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Experienced and Committed Management.  We generally require that portfolio companies have an experienced management team. We also generally require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

In addition to the standards applied in evaluating investments in all industries, our main criteria in analyzing investments in media and communications companies include their site or market area quality, underlying leases, license or franchise terms, stability of revenue streams and asset values through economic cycles, market liquidity of their underlying assets, and our anticipated level of recovery upon foreclosure.

Due Diligence.  Our investment adviser conducts diligence on prospective portfolio companies consistent with the approach its investment committee has historically adopted. We believe that the investment committee has a reputation for conducting extensive due diligence investigations in their investment activities. In conducting due diligence, our investment adviser uses publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our investment adviser’s due diligence typically includes:

•	review of historical and prospective financial information;
•	research relating to the company’s management, industry, markets, products and services and competitors;
•	on-site visits and verification of collateral;
•	interviews with management, employees, customers and vendors of the potential portfolio company;
•	review of senior loan documents;
•	asset and business value appraisals by third party advisors; and
•	background checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the investment present the investment opportunity to our investment adviser’s investment committee, which then determines whether to pursue the potential investment. Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside third-party advisers, as appropriate. Any fees and expenses incurred by Full Circle Advisors in connection with due diligence investigations undertaken by third parties are subject to reimbursement by Full Circle Capital, if not otherwise reimbursed by the prospective borrower, which reimbursements are in addition to any management or incentive fees payable under our Investment Advisory Agreement to Full Circle Advisors. While the investment strategy involves a team approach, Full Circle Capital may not enter into a transaction without the prior approval of Messrs. Stuart and Felton.

Ongoing Relationship with Portfolio Companies

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investments in Texas Westchester Financial, LLC, New Media West, LLC, TransAmerican Asset Servicing Group, LLC, Takoda Resources Inc., and The Finance Company, LLC, the Company has provided managerial assistance during the period for which no fees were charged. Our Chairman, John Stuart, currently serves as a director of The Finance Company, LLC, New Media West, LLC and Takoda Resources Inc. Lawrence Chua, a Vice President of Full Circle Advisors, serves on the board of Takoda Resources Inc. As of December 31, 2014, only one non-control investment, JN Medical Corporation, had accepted our offer for managerial services during the current fiscal year. No fees have been charged to JN Medical Corporation for such services.

Monitoring

Our investment adviser monitors our portfolio companies on an ongoing basis. It monitors the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Our investment adviser has several methods of evaluating and monitoring the performance and fair value of our investments, which include the following:

•	Assessment of success in adhering to each portfolio company’s business plan and compliance with covenants;
•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;
•	Comparisons to our other portfolio companies in the industry, if any;
•	Attendance at and participation in board meetings; and
•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

In addition to various risk management and monitoring tools, our investment adviser also uses an investment rating system to characterize and monitor our expected level of return on each investment in our portfolio.

We use an investment rating scale of 1 to 5. The following is a description of the conditions associated with each investment rating:

Investment Rating	Summary Description
1	Involves the least amount of risk in our portfolio, the portfolio company is performing above expectations, and the trends and risk profile are favorable (including a potential exit)
2	The portfolio company is performing above expectations and the risk profile is generally favorable
3	Risk that is similar to the risk at the time of origination, the portfolio company is performing as expected, and the risk profile is generally neutral; all new investments are initially assessed a grade of 3
4	The portfolio company is performing below expectations, requires procedures for closer monitoring, may be out of compliance with debt covenants, and the risk profile is generally unfavorable
5	The investment is performing well below expectations and is not anticipated to be repaid in full

Our investment adviser monitors and, when appropriate, changes the investment ratings assigned to each investment in our portfolio. As of December 31, 2014, the weighted average investment rating on the fair market value of our portfolio was 3.11. In connection with our valuation process, our investment adviser reviews these investment ratings on a quarterly basis, and our Board of Directors affirms such ratings. The investment rating of a particular investment should not, however, be deemed to be a guarantee of the investment’s future performance.

Valuation Procedures

We conduct the valuation of our assets, pursuant to which our net asset value is determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which currently represents all of the investments in our portfolio except for our investment in United States Treasury Bills, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals and/or review management’s preliminary valuations or make their own assessment for all material assets; (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value is generally based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;

•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates.

Staffing

We do not currently have any employees. Mr. Stuart, our Chairman, and Mr. Felton, our Chief Executive Officer and President, each currently serve as a managing member of our investment adviser, Full Circle Advisors. The services of Mr. Sell, our Chief Financial Officer, Secretary and Treasurer, are provided by Full Circle Service Company in accordance with the terms of the Administration Agreement. Salvatore Faia, our Chief Compliance Officer, is the President of Vigilant Compliance Services and performs his function under the terms of an agreement between Full Circle Service Company and Vigilant Compliance Services.

Our day-to-day investment operations are managed by Full Circle Advisors. Full Circle Advisors’ investment committee currently consists of Messrs. Stuart, Felton, Chua and Deery, its experienced senior investment professionals. Full Circle Advisors may hire additional investment professionals, based upon its needs. See “Investment Advisory Agreement.”

Competition

We compete for investments with other business development companies and investment funds (including private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in lower mid-sized companies. As a result of these new entrants, competition for investment opportunities in lower mid-sized companies may intensify. Many of these entities have greater financial and managerial resources than we do. We believe we are able to compete with these entities primarily on the basis of the experience and contacts of our investment adviser, our responsive and efficient investment analysis and decision-making processes, the investment terms we offer, and our willingness to make smaller investments.

We believe that certain of our competitors will make first and second lien loans with interest rates and returns that are comparable to or lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns that we offer to potential portfolio companies. For additional information concerning the competitive risks we face, see “Risk Factors — Risk Relating to Our Business and Structure — We may face increasing competition for investment opportunities.”

Properties

Our executive offices are located at 102 Greenwich Ave, 2nd Floor, Greenwich, CT 06830 and are provided by Full Circle Service Company in accordance with the terms of the Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

Legal Proceedings

None of us, our investment adviser or administrator, is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2014 regarding each portfolio company in which we have a debt or equity investment. For information regarding material portfolio transactions occuring after December 31, 2014, please see “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Recent Developments – Recent Portfolio Activity” section of this prospectus. The general terms of our loans and other investments are described in “Business — Investments — Types of Investments.” We offer to make available significant managerial assistance to our portfolio companies. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments.

Name and Address of Portfolio Company(1)	Industry	Investment(2)		Percentage of Class Held	Cost	Fair Value
Control Investments(3)
New Media West, LLC Oak Brook, IL	Cable TV/ Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017		†	$4,573,743	$3,619,203
		Limited Liability Company Interests ˆ,(5)		72%	3,600,000	—
	—				8,173,743	3,619,203
Takoda Resources Inc.* Calgary, Alberta	Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016	(10)	†	3,146,100	822,705
		Common Stock ˆ,(6)		61%	—	—
					3,146,100	822,705
Texas Westchester Financial, LLC Rye Brook, NY	Consumer Financing	Limited Liability Company Interestsˆ		100%	613,665	251,600
The Finance Company, LLC Silver Springs, MD	Consumer Financing	Senior Secured Term Loan, 15.00% (one month LIBOR plus 14.25%, 15.00% floor), 9/30/2015		†	5,132,347	5,186,955
		Limited Liability Company Interests		49%	140,414	1,185,359
					5,272,761	6,372,314
TransAmerican Asset Servicing Group, LLC Elmsford, NY	Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016	(10)	†	3,381,718	610,950
		Limited Liability Company Interests ˆ,(7)		75%	—	—
					3,381,718	610,950
Total Control Investments					20,587,987	11,676,772

Affiliate Investments (4)
Advanced Cannabis Solutions, Inc. Colorado Springs, CO	Non-Residential Property Owner	Warrant for 1,400,000 shares (at a $4.00 strike price), 1/21/2017ˆ		8%	500,000	—
Modular Process Control, LLC Chesterfield, MO	Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017		†	1,178,398	1,123,415
		Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017		†	4,704,820	2,702,513
		Senior Secured Term Loan – Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017***		†	870,832	173,150

Name and Address of Portfolio Company(1)	Industry	Investment(2)	Percentage of Class Held	Cost	Fair Value
		Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expire 3/28/2023ˆ	15%	288,000	—
				7,042,050	3,999,078
ProGrade Ammo Group, LLC Stevensville, MT	Munitions	Senior Secured Revolving Loan, 9.19% (one month LIBOR plus 9.00%, 9.19% floor), 3/30/2016(10)	†	2,080,663	2,080,663
		Senior Secured Term Loan, 16.19% (one month LIBOR plus 16.00%, 16.19% floor), 3/30/2016(10)	†	4,843,750	783,234
		Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018 ˆ	20%	176,770	—
				7,101,183	2,863,897
SOLEX Fine Foods, LLC; Catsmo, LLC New York, NY	Food Distributors & Wholesalers	Senior Secured Revolving Loan, 12.30% (one month LIBOR plus 12.14%), 2/27/2015	†	110,000	110,000
		Senior Secured Term Loan, 12.30% (one month LIBOR plus 12.14%), 12/28/2016	†	3,800,195	3,851,543
		Limited Liability Company Interests ˆ,(8)	7%	290,284	—
		Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022 ˆ,(8)	2%	58,055	—
				4,258,534	3,961,543
US Oilfield Company, LLC Indianapolis, IN	Oil and Gas Field Services	Senior Secured Revolving Loan, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	†	1,081,544	1,062,133
		Senior Secured Term Loan A, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	†	927,848	923,531
		Senior Secured Term Loan B, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	†	4,407,606	4,386,774
		Warrants for 7.625% of the outstanding LLC interests (strike price $0.01), expire 8/11/2024ˆ	8%	—	—
				6,416,998	6,372,438
West World Media, LLC Ridgefield, CT	Information and Data Services	Limited Liability Company Interests ˆ, (9)	10%	430,500	238,897
Total Affiliate Investments				25,749,265	17,435,853

Other Investments
Ads Direct Media, Inc. Palm Beach Gardens, FL	Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	†	2,723,570	2,723,570
		Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expire 10/9/2024ˆ	3%	—	—
				2,723,570	2,723,570
Attention Transit Advertising Systems, LLC Tucson, AZ	Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	†	2,031,422	2,096,428

Name and Address of Portfolio Company(1)	Industry	Investment(2)	Percentage of Class Held	Cost	Fair Value
Background Images, Inc. Valencia, CA	Equipment Rental Services	Senior Secured Term Loan – Term A, 14.66% (one month LIBOR plus 14.50%), 6/28/2015	†	956,417	920,743
		Senior Secured Term Loan – Term B, 16.41% (one month LIBOR plus 16.25%), 6/28/2015	†	540,583	520,527
				1,497,000	1,441,270
Bioventus, LLC	Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/10/2020	†	5,940,624	5,940,624
Blackstrap Broadcasting, LLC Louisville, KY	Radio Broadcasting	Senior Secured Revolving Loan, 11.00% (one month LIBOR plus 10.00%, 11.00 floor), 12/31/2016	†	9,263,462	9,440,240
		Subordinated Secured Term Loan, 16.00% (PRIME plus 7.75%, 16.00% floor), 12/31/2016 (10)	†	3,500,000	—
				12,763,462	9,440,240
Butler Burgher Group, LLC Dallas, TX	Real Estate Management Services	Senior Secured Revolving Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	†	743,844	740,650
		Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	†	7,768,996	7,762,310
				8,512,840	8,502,960
Good Technology Corporation Sunnyvale, CA	Mobile Device Management	Senior Secured Note, 5.00%, 10/1/2017	†	7,874,690	7,890,667
		Warrants for 203.252 shares (at a $4.92 strike price), expire 9/30/2018ˆ	<1%	2,289,400	2,289,400
				10,167,090	10,180,067
GW Power, LLC and Greenwood Fuels WI, LLC Green Bay, WI	Electric Services	Senior Secured Term Loan, 12.16% (one month LIBOR plus 12.00%, 12.16% floor), 3/31/2016	†	5,283,742	5,300,171
Infinite Aegis Group, LLC Denver, CO	Healthcare Billing and Collections	Senior Secured Revolving Loan, 12.19% (one month LIBOR plus 12.00%, 12.19% floor), 7/31/2017	†	1,041,620	1,050,000
		Senior Secured Tem Loan, 15.19% (one month LIBOR plus 15.00%, 15.19% floor), 7/31/2017***	†	3,425,534	3,527,195
		Warrants for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expire 8/1/2023 ˆ	2%	107,349	64,910
				4,574,503	4,642,105
JN Medical Corporation Omaha, NE	Biological Products	Senior Secured Term Loan, 11.25%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016		3,471,519	3,470,250
Luling Lodging, LLC Luling, TX	Real Estate – Hotel	Senior Secured Term Loan, 12.25% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	†	4,455,011	4,455,011

Name and Address of Portfolio Company(1)	Industry	Investment(2)	Percentage of Class Held	Cost	Fair Value
Medinet Investments, LLC Addison, TX	Medical Liability Claims Factoring	Senior Secured Revolving Loan, 13.50%, (one month LIBOR plus 13.00%, 13.50% floor), 7/23/2017	†	378,464	378,464
OPS Acquisitions Limited and Ocean Protection Services Limited* Bethesda, MD	Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	†	6,421,777	6,653,468
PEAKS Trust 2009-1* Carmel, IN	Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	†	3,919,322	3,414,623

PR Wireless, Inc. Guaynabo, Puerto Rico	Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	†	7,657,376	7,287,828
		Warrant for 101 shares (at a $0.01 strike price), 6/27/2024ˆ	1%	634,145	332,656
				8,291,521	7,620,484
Pristine Environments, Inc. McLean, VA	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (one month LIBOR plus 11.50%, 11.70% floor), 3/31/2017	†	5,715,959	5,837,709
		Senior Secured Term Loan A, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	†	1,642,937	1,734,545
		Senior Secured Term Loan B, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	†	3,105,382	3,304,373
				10,464,278	10,876,627

SiTV, LLC Glendale, CA	Television Programming	Senior Secured Note, 10.375%, 7/1/2019	†	7,045,339	6,492,900
The Selling Source, LLC Las Vegas, NV	Information and Data Services	Senior Secured Term Loan, 12.54%, 12/31/2017***	†	3,729,674	2,558,291

US Shale Solutions, Inc. Houston, TX	Oil and Gas Field Services	Senior Secured Term Loan, 12.50%, 9/1/2017		3,938,978	3,160,000

Total Other Investments				105,607,136	99,347,153
Total Portfolio Company Investments				$151,944,388	$128,459,778

(1)	The Company’s investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of September 30, 2014. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Full Circle Capital Corporation’s equity investment in New Media West, LLC is held through its wholly owned subsidiary FC New Media, Inc. The Company has written a warrant with respect to 360 of the Company's 720 limited liability company interests in New Media West, LLC, which has a strike price of $3,125,000, which increases over time to $3,500,000. This warrant expires on December 18, 2019. See Note 10.
(6)	Full Circle Capital Corporation’s equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.
(7)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly-owned subsidiary TransAmerican Asset Servicing Group, Inc.
(8)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly-owned subsidiary FC New Specialty Foods, Inc.
(9)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly-owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
(10)	Investments were on non-accrual status as of December 31, 2014.
*	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
***	Security pays all or a portion of its interest in kind.
ˆ	Security is a non-income producing security.
†	Investment is a debt instrument and thus percentage of class does not apply.

Set forth is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of December 31, 2014.

Good Technology Corporation

Good Technology produces products for managing and securing apps and data on mobile devices in a business environment. Good Technology is headquartered in Sunnyvale, CA.

Blackstrap Broadcasting, LLC

Blackstrap Broadcasting, LLC engages in radio broadcasting activities through its ownership and operation of two AM radio stations in the New York, NY and Boston, MA markets.

Butler Burgher Group, LLC

Butler Burgher Group, LLC is a national provider of commercial real estate appraisals. Butler Burgher Group, LLC is headquartered in Dallas, Texas and has 21 offices nationwide.

Pristine Environments, Inc.

Pristine Environments, Inc. provides facilities maintenance services to large commercial and government clients. Pristine Environments, Inc. is headquartered in McLean, VA and has operations nationwide

PR Wireless, Inc.

PR Wireless, Inc. operates under the OpenMobile brand name and is a mobile network operator that provides wireless telephony services throughout Puerto Rico.

DETERMINATION OF NET ASSET VALUE

We determine the net asset value of the Company each quarter by subtracting our total liabilities from the fair value of our gross assets.

We conduct the valuation of our assets, pursuant to which our net asset value shall be determined, at all times consistent with GAAP and the 1940 Act. Our valuation procedures are set forth in more detail below:

Securities for which market quotations are readily available on an exchange shall be valued at such price as of the closing price on the day of valuation. We may also obtain quotes with respect to certain of our investments from pricing services or brokers or dealers in order to value assets. When doing so, we determine whether the quote obtained is sufficient according to GAAP to determine the fair value of the security. If determined adequate, we use the quote obtained.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of our investment adviser or Board of Directors, does not represent fair value, which we expect will represent a substantial majority of the investments in our portfolio, shall each be valued as follows: (i) each portfolio company or investment is initially valued by the investment professionals responsible for the portfolio investment; (ii) preliminary valuation conclusions are documented and discussed with our senior management; (iii) independent third-party valuation firms engaged by, or on behalf of, the Board of Directors will conduct independent appraisals and/or review management’s preliminary valuations and make their own assessment for all material assets; (iv) the Board of Directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of the investment adviser and, where appropriate, the respective third-party valuation firms.

The recommendation of fair value will generally be based on the following factors, as relevant:

•	the nature and realizable value of any collateral;
•	the portfolio company’s ability to make payments;
•	the portfolio company’s earnings and discounted cash flow;
•	the markets in which the issuer does business; and
•	comparisons to publicly traded securities.

Securities for which market quotations are not readily available or for which a pricing source is not sufficient may include, but are not limited to, the following:

•	private placements and restricted securities that do not have an active trading market;
•	securities whose trading has been suspended or for which market quotes are no longer available;
•	debt securities that have recently gone into default and for which there is no current market;
•	securities whose prices are stale;
•	securities affected by significant events; and
•	securities that the investment adviser believes were priced incorrectly.

Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations in Connection with Offerings

Absent the approval by a majority of our common stockholders to allow us to issue common stock at a price below net asset value (which approval we currently have until the earlier of January 17, 2015 or our next Annual Stockholders Meeting), our Board of Directors or an authorized committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time of any offering of our shares. Our Board of Directors or an authorized committee thereof consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•	our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending as of a time within 48 hours (excluding Sundays and holidays) of the sale of our common stock; and
•	the magnitude of the difference between (i) a value that our Board of Directors or an authorized committee thereof has determined reflects the current (as of a time within 48 hours, excluding Sundays and holidays) net asset value of our common stock, which is generally based upon the net asset vale of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (ii) the offering price of the shares of our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

MANAGEMENT

Our Board of Directors oversees our management. The Board of Directors currently consists of six members, four of whom are not “interested persons” of Full Circle Capital as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers, who serve at the discretion of the Board of Directors. The responsibilities of each director will include, among other things, the oversight of our investment activity, the quarterly valuation of our assets, and oversight of our financing arrangements. The Board of Directors has also established an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee, and may establish additional committees in the future.

Board of Directors and Executive Officers

Directors

Information regarding the Board of Directors is as follows:

Name	Age	Position	Director Since	Expiration of Term (Fiscal Year)
Interested Directors
John E. Stuart	49	Chairman of the Board of Directors	2010	2016
Gregg J. Felton	43	Chief Executive Officer and President	2013	2016
Independent Directors
Mark C. Biderman	69	Director	2010	2017
Edward H. Cohen	76	Director	2010	2018
Terence B. Flynn	53	Director	2014	2018
Thomas A. Ortwein, Jr.	59	Director	2010	2017

The address for each of our directors is c/o Full Circle Capital Corporation, 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Executive Officers Who Are Not Directors

Name	Age	Position
Michael J. Sell	37	Chief Financial Officer, Treasurer and Secretary
Salvatore Faia	51	Chief Compliance Officer

Biographical Information

Directors

Our directors have been divided into two groups — interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

Interested Directors

Mr. Stuart is an “interested person” of Full Circle as defined in the 1940 Act due to his position as a Managing Member of Full Circle Advisors, the Company’s investment adviser, and a Managing Member of Full Circle Service Company, the Company’s administrator.

John E. Stuart is our Chairman and is primarily responsible for overall investment strategies, portfolio management, growth and capital market initiatives. Mr. Stuart served as our Chief Executive Officer from our formation until November 2013, and our Co-Chief Executive Officer from November 2013 through February 8, 2015. In addition, Mr. Stuart is a Managing Member of Full Circle Advisors and a Managing Member of Full Circle Service Company. Mr. Stuart co-founded Full Circle Funding, LP in 2005 and is a managing partner. Prior to founding Full Circle Funding, LP, from 2002 to 2004, Mr. Stuart was Managing Member of Excess Capital LLC which provided financial advisory services and structured and funded equity and debt investments. Prior thereto he was Co-Founder and President of Titan Outdoor Holdings, a New York-based outdoor advertising company, between 1999 and 2002, and was a Director until its sale in 2005. Prior thereto, Mr. Stuart was a Managing Director in the Corporate Finance Department of Prudential Securities Incorporated between 1996 and 1999. Mr. Stuart began his career at Oppenheimer & Co., Inc. where he was a member of the Mergers and Acquisitions Group and Corporate Finance Department from 1988 to 1996. Mr. Stuart’s depth of experience in corporate finance, capital markets and financial services, as well as his intimate knowledge of Full Circle Capital’s business and operations, gives the Board of Directors valuable industry-specific knowledge and expertise on these and other matters. Education — A.B. Brown University, 1988.

Mr. Felton is an “interested person” of Full Circle as defined in the 1940 Act due to his position as Chief Executive Officer and President of the Company, a Managing Member of Full Circle Advisors, the Company’s investment adviser, and a Managing Member of Full Circle Service Company, the Company’s administrator.

Gregg J. Felton is our Chief Executive Officer and President and is primarily responsible for overall investment strategies and portfolio management, growth and capital market initiatives. Mr. Felton is also a Managing Member and Chief Investment Officer of Full Circle Advisors and a Managing Member of Full Circle Service Company. Mr. Felton joined Full Circle Capital in November, 2013. Prior to joining Full Circle Capital, from 2006 to 2013, Mr. Felton was a Partner and Managing Director of Goldman Sachs and the Founder and Chief Investment Officer of Liberty Harbor, Goldman Sachs Asset Management’s credit alternatives platform managing approximately $6 billion in assets. He oversaw various investment vehicles, including hedge funds, mutual funds and institutional managed accounts and facilitated the launch of Goldman Sachs’ business development company, Goldman Sachs BDC. From 2009 to 2010, Mr. Felton was Head of Credit for Goldman Sachs Asset Management, overseeing approximately $60 billion in assets. Prior to joining Goldman Sachs, Mr. Felton was a senior portfolio manager at Amaranth Advisors, a multi-strategy hedge fund located in Greenwich, Connecticut. He led Amaranth’s global corporate credit investment team from 2000 to 2006. Prior thereto, Mr. Felton was a Vice President at Chase Manhattan Bank, where he served as a portfolio manager and senior analyst for Chase’s Special Situations Fund. Mr. Felton began his career in the High Yield Finance Department of Chase’s Global Investment Bank. Most recently in 2013, Mr. Felton partnered with an investment management firm to form Altus Power America, an investment vehicle that focuses on solar power generation assets. In addition, Mr. Felton serves as a Director of Rye Country Day School. Mr. Felton’s broad experience managing investment vehicles and funds provides the Board of Directors with industry expertise and a valuable perspective on a variety of credit transactions. Education—B.A. Tufts University, 1992; J.D. Georgetown University Law Center, 1996; M.B.A. Georgetown University School of Business, 1996.

Independent Directors

The following directors are not “interested persons” of Full Circle Capital, as defined in the 1940 Act.

Edward H. Cohen serves as chairman of Full Circle’s nominating and corporate governance committee. He has been Counsel to the international law firm of Katten Muchin Rosenman LLP since February 2002, and before that was a partner in the firm (with which he has been affiliated since 1963). Mr. Cohen retired as a director of PVH Corp. (formerly Phillips-Van Heusen Corporation), a manufacturer and marketer of apparel and footwear, in July 2011. In the past five years, he has also served as director for Franklin Electronic Publishers, Inc., an electronic publishing company, Merrimac Industries, Inc., a manufacturer of passive RF and microwave components for industry, government and science, and Levcor International, Inc., a manufacturer of buttons and other accoutrements. Mr. Cohen provides the Board with essential legal experience and judgment, which were developed during his over 40 years of practice. Education — B.A. University of Michigan, 1960; J.D. Harvard Law School, 1963.

Mark C. Biderman serves as chairman of Full Circle Capital’s audit committee. Mr. Biderman currently serves as a member of the board of directors and audit committees of Apollo Commercial Real Estate Finance, Inc., a real estate investment trust, Apollo Residential Mortgage, Inc., a real estate finance company, and Atlas Energy GP, LLC, the General Partner of Atlas Energy, L.P., a midstream energy service provider. Mr. Biderman served as a member of the board of directors of Atlas Energy, Inc., an independent natural gas producer, from July 2009 through February 2011. Mr. Biderman served as Vice Chairman of National Financial Partners, Corp. (“NFP”), a financial services company focused on distributing financial products, from September 2008 through December 2008. From November 1999 until September 2008, Mr. Biderman served as NFP’s Executive Vice President and Chief Financial Officer. From May 1987 to October 1999, Mr. Biderman served as Managing Director and Head of the Financial Institutions Group at CIBC World Markets, an investment banking firm, and its predecessor, Oppenheimer & Co., Inc. Prior to investment banking, he was an equity research analyst covering the commercial banking industry. Mr. Biderman was on the “Institutional Investor” All American Research Team from 1973 to 1985 and was First Team Bank Analyst in 1974 and 1976. Mr. Biderman chaired the Due Diligence Committee at CIBC and served on the Commitment and Credit Committees. Mr. Biderman serves on the Board of Governors and as Treasurer of Hebrew Union College-Jewish Institute of Religion and on the Advisory Council of the Program in Judaic Studies of Princeton University. Mr. Biderman is a Chartered Financial Analyst and brings extensive financial expertise to the Board of Directors as well as to the audit committee. Education — B.S.E. Princeton University, 1967; M.B.A. Harvard Graduate School of Business Administration, 1969.

Terence B. Flynn is a Managing Director at Houlihan Lokey, where he currently serves as Head of Asset Management Services. Previously, he co-founded the firm’s Capital Markets practice. Mr. Flynn is based in Houlihan Lokey’s New York office. Before joining Houlihan Lokey in 2009, Mr. Flynn was the head of the Alternative Capital Markets Group at UBS, where he headed the firm’s efforts in raising private alternative capital for public and private clients. Prior to taking on this mandate, he was a Managing Director in the Equity Capital Markets Group, having joined UBS in 2001. From 1998 to 2001, Mr. Flynn founded and ran Phoenix Media Group, a hybrid old-new media music firm focused on the aggregation of copyrighted material. From 1993 to 1998, Mr. Flynn served in various roles at Salomon Brothers, where he established the corporate equity derivative group and managed the combined convertible capital markets and corporate equity derivative group. In 1995, he was named the deputy head of Salomon’s Global Equity Derivatives. Mr. Flynn began his career at Bankers Trust in 1983 in the corporate finance department and subsequently became a member of its derivatives group and founded the municipal derivative effort. While at Bankers Trust, in 1986, he joined the emerging markets group, and from 1987 through 1989, he ran the corporate finance arm of emerging markets. In 1990, he rejoined Bankers Trust’s derivatives group focusing on equity derivatives. Mr. Flynn also currently serves on the board of directors of Lone Pine Resources, Inc., a Calgary-based energy firm. Mr. Flynn received a B.A. with honors in Economics from Harvard College in 1983.

Thomas A. Ortwein, Jr. serves as chairman of Full Circle’s compensation committee. Mr. Ortwein founded Highbrace Capital in 2003 to assist private and institutional investors construct and manage their portfolio of alternative investments. Highbrace also acts as the general partner in a diversified fund-of-funds. From 1997 to 2003 he was Managing Director and Head of Capital Markets for CIBC World Markets, where he served on the Management Committee, Corporate and Leveraged Finance Executive Board, The World Markets Executive Board, and the Children's Miracle Day Committee; he also was Chairman of the Commitment Committee and, from 1999 to 2003, Chairman of the Due Diligence Committee. Mr. Ortwein started the Capital Markets Group at Oppenheimer in 1991 to build the firm’s equity financing business which he managed until the firm was acquired by CIBC in 1997. From 1984 to 1991 he managed various business units at Oppenheimer & Co. Prior to that he held positions at Lehman Brothers and Merrill Lynch in wealth management and sales & trading. Mr. Ortwein currently serves as Chairman Emeritus of the Greenwich Boys and Girls Club, serves on the Boston College Parents’ Leadership Council, and volunteers for Swim Across America. He is also a past member of the Greenwich Roundtable, a not-for-profit research and educational organization for alternative investing and best practices in the Hedge Fund Industry. Mr. Ortwein’s extensive familiarity with the financial services industry, and the investment management process in particular, provide the Board of Directors with valuable insight. Education — B.A., Economics, Moravian College, 1977.

Executive Officers Who Are Not Directors

Michael J. Sell has been our Chief Financial Officer, Treasurer and Secretary since September 2013. Mr. Sell initially joined Full Circle Funding, LP as a Vice President in June 2008. From August 2010 through September 2012, Mr. Sell was employed by our sub-administrator, Conifer Asset Solutions LLC (“Conifer”), f/k/a Vastardis Fund Services, LLC, where he focused on business development company accounting and financial reporting. In September 2012, Mr. Sell rejoined Full Circle Service Company and was appointed as our Assistant Secretary in December 2012. Prior to joining Full Circle Funding, LP, from January 2007 to May 2008, Mr. Sell was employed by Sky Bell Asset Management, LLC (“Sky Bell”) as its Chief Investment

Officer. From April 2006 through December 2006, Mr. Sell was an independent consultant, providing services to Full Circle Funding, LP, an affiliate of Full Circle Advisors, as well as to other clients, including Agile Group, LLC (“Agile”) and Sky Bell. From May 2004 through April 2006, Mr. Sell was employed by Agile in various roles, where he was actively involved in operational and portfolio analysis for its hedge fund of funds. Mr. Sell began his career in September 2001 at PricewaterhouseCoopers, LLP as a senior assurance associate focused on the financial services industry, until departing in April 2004. Education — B.S., Accountancy and Finance, Miami University, 2000; Master of Accountancy, Miami University, 2001.

Salvatore Faia has served as our Chief Compliance Officer since we began operations in 2010. Since 2004, Mr. Faia has served as the President of Vigilant Compliance Services, a full service compliance firm serving mutual funds and the investment industry. In connection with his role as President of Vigilant Compliance Services, he currently serves as chief compliance officer for a number of closed-end funds, mutual funds and investment advisers. From 2002 to 2004, Mr. Faia served as senior legal counsel for PFPC Worldwide, and from 1997 to 2001, he was a partner with Pepper Hamilton LLP. Mr. Faia has extensive experience with mutual funds, hedge funds, investment advisers, broker dealers and the investment management industry. In addition to being an experienced 1940 Act and Advisers’ Act attorney, he is a Certified Public Accountant, and holds various FINRA Securities Licenses. Mr. Faia is a member of the Investment Company Institute’s Chief Compliance Officer Committee. Education — B.S., Accounting and Finance, La Salle University, 1984; J.D. University of Pennsylvania, 1988.

Director Independence

In accordance with rules of the NASDAQ Stock Market, our Board of Directors annually determines each director’s independence. We do not consider a director independent unless the Board of Directors has determined that he or she has no material relationship with us. We monitor the relationships of our directors and officers through a questionnaire each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes.

In order to evaluate the materiality of any such relationship, the Board of Directors uses the definition of director independence set forth in the rules promulgated by the NASDAQ Stock Market. Rule 5605(a)(2) provides that a director of a business development company (“BDC”), shall be considered to be independent if he or she is not an “interested person” of Full Circle, as defined in Section 2(a)(19) of the 1940 Act.

The Board of Directors has determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Messrs. Stuart and Felton.

Board Leadership Structure

Our Board of Directors monitors and performs an oversight role with respect to the business and affairs of Full Circle, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to Full Circle. Among other things, our Board of Directors approves the appointment of our investment adviser, administrator and officers, reviews and monitors the services and activities performed by our investment adviser, administrator and officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under Full Circle’s bylaws, our Board of Directors may designate a chairman to preside over the meetings of the Board of Directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the best interests of Full Circle Capital and its stockholders at such times.

Presently, Mr. Stuart serves as the chairman of our Board of Directors. Mr. Stuart is an “interested person” of Full Circle as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of our investment adviser and is a Managing Member of our investment adviser and administrator. We believe that Mr. Stuart’s history with Full Circle’s predecessor funds, familiarity with Full Circle’s investment platform, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board of Directors. We believe that Full

Circle is best served through this existing leadership structure, as Mr. Stuart’s relationship with Full Circle’s investment adviser provides an effective bridge and encourages an open dialogue between management and the Board of Directors, ensuring that both groups act with a common purpose.

Our Board of Directors does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit, compensation and nominating and corporate governance committees comprised solely of independent directors and the appointment of a Chief Compliance Officer, with whom the independent directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet Full Circle’s needs.

Board’s Role In Risk Oversight

Our Board of Directors performs its risk oversight function primarily through (1) its three standing committees, which report to the entire Board of Directors and are comprised solely of independent directors, and (2) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee, the compensation committee and the nominating and corporate governance committee assist the Board of Directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities include overseeing Full Circle’s accounting and financial reporting processes, Full Circle’s systems of internal controls regarding finance and accounting, Full Circle’s valuation process, and audits of Full Circle’s financial statements. The nominating and corporate governance committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management. The compensation committee’s risk oversight responsibilities include reviewing and recommending to our Board of Directors for approval the Investment Advisory Agreement and, to the extent that we compensate our executive officers directly in the future, reviewing and evaluating the compensation of our executive officers and making recommendations to the board of directors regarding such compensation.

Our Board of Directors also performs its risk oversight responsibilities with the assistance of the chief compliance officer. The Board of Directors will annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of the compliance policies and procedures of Full Circle and its service providers. The chief compliance officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of Full Circle and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board of Directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a business development company. As a business development company, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We re-examine the manner in which the board administers its oversight function on an ongoing basis to ensure that it continues to meet Full Circle’s needs.

Committees of the Board of Directors

An audit committee, a compensation committee and a nominating and corporate governance committee have been established by our Board of Directors. During the year ended June 30, 2014, our Board of Directors held eight Board meetings, eight Audit Committee meetings, one Compensation Committee meeting and two Nominating and Corporate Governance Committee meetings. The Compensation Committee was established in February 2014. All directors attended at least 75% of the aggregate number of meetings of our Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings and we invite our directors to attend each annual meeting of our stockholders.

Audit Committee

The audit committee operates pursuant to a charter, available on our website at http://www.fccapital.com, which sets forth the responsibilities of the audit committee. The audit committee’s responsibilities include establishing guidelines and making recommendations to our Board of Directors regarding the valuation of our loans and investments, selecting the independent registered public accounting firm for Full Circle, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of Full Circle’s financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing Full Circle’s annual financial statements and periodic filings and receiving Full Circle’s audit reports and financial statements. The audit committee is currently composed of Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Biderman serves as chairman of the audit committee. Our Board of Directors has determined that Mr. Biderman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Mr. Biderman meets the current independence and experience requirements of Rule 10A-3 of the Exchange Act. Our Board of Directors has determined that Mr. Biderman’s simultaneous service on the audit committees of four public companies will not impair his ability to effectively serve as the chairman of Full Circle’s Audit Committee.

Nominating and Corporate Governance Committee

The nominating and corporate governance committee operates pursuant to a charter, available on our website at http://www.fccapital.com. The members of the nominating and corporate governance committee are Messrs. Biderman, Cohen, Flynn and Ortwein, all of whom are considered independent under the rules of the NASDAQ Capital Market and are not “interested persons” of Full Circle as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Cohen serves as chairman of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board of Directors or a committee thereof, developing and recommending to the Board of Directors a set of corporate governance principles and overseeing the evaluation of the Board of Directors and our management. The nominating and corporate governance committee currently does not consider nominees recommended by our stockholders.

The nominating and corporate governance committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board of Directors, Full Circle and its stockholders. In considering possible candidates for election as a director, the nominating and corporate governance committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:

•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to the affairs of Full Circle;
•	are able to work with the other members of the Board of Directors and contribute to the success of Full Circle;
•	can represent the long-term interests of Full Circle’s stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the members of the nominating and corporate governance committee may also consider such other factors as they may deem are in the best interests of Full Circle and its stockholders. The nominating and corporate governance committee also believes it appropriate for certain key members of our management to participate as members of the Board of Directors.

The members of the nominating and corporate governance committee identify nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the independent members of the Board of Directors identify the desired skills and experience of a new nominee in light of the criteria above. The entire Board of Directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date, neither the Board of Directors nor the nominating and corporate governance committee has engaged third parties to identify or evaluate or assist in identifying potential nominees although each reserves the right in the future to retain a third party search firm, if necessary.

The nominating and corporate governance committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the nominating and corporate governance committee considers and discusses diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The nominating and corporate governance committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board of Directors, when identifying and recommending director nominees. The nominating and corporate governance committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the nominating and corporate governance committee’s goal of creating a Board of Directors that best serves the needs of Full Circle Capital and the interests of its shareholders.

Compensation Committee

The Compensation Committee operates pursuant to a charter approved by our board of directors, a copy of which is available on our website at www.fcccapital.com. The charter sets forth the responsibilities of the Compensation Committee. The Compensation Committee is responsible for annually reviewing and recommending for approval to our board of directors the Investment Advisory Agreement. In addition, although we do not directly compensate our executive officers currently, to the extent that we do so in the future, the Compensation Committee would also be responsible for reviewing and evaluating their compensation and making recommendations to the board of directors regarding their compensation. Lastly, the Compensation Committee would produce a report on our executive compensation practices and policies for inclusion in our proxy statement if required by applicable proxy rules and regulations and, if applicable, make recommendations to the board of directors on our executive compensation practices and policies. The Compensation Committee has the authority to engage compensation consultants and to delegate their duties and responsibilities to a member or to a subcommittee of the Compensation Committee. The members of the Compensation Committee are Mr. Biderman, Cohen, Flynn and Ortwein. all of whom are considered independent under the rules of the NASDAQ Global Market and are not “interested persons” of Full Circle Capital Corporation as that term is defined in Section 2(a)(19) of the 1940 Act. Mr. Ortwein serves as Chairman of the Compensation Committee.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Full Circle Capital Corporation, John E. Stuart, Chairman, 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors, as appropriate.

Code of Ethics

The Company has adopted a code of ethics which applies to, among others, its senior officers, including its Chairman, Chief Executive Officer and its Chief Financial Officer, as well as every officer, director and employee of the Company. The Company’s code can be accessed via its website at http://www.fccapital.com. The Company intends to disclose any amendments to or waivers of required provisions of the code on the company’s website.

Compensation of Directors

The following table sets forth compensation of the Company’s directors for the year ended June 30, 2014.

Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
John E. Stuart	—	—	—
Gregg J. Felton(3)	—	—	—
Independent Directors
Mark C. Biderman	$48,500	—	$48,500
Edward H. Cohen	$40,000	—	$40,000
Terence B. Flynn(4)	—	—	—
Thomas A. Ortwein, Jr.	$39,125	—	$39,125

(1)	For a discussion of the independent directors’ compensation, see below.
(2)	We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(3)	Mr. Felton was appointed as a director effective as of November 8, 2013.
(4)	Mr. Flynn was appointed as director effective as of July 25, 2014.

Our independent directors receive an annual fee of $20,000. They also receive $2,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting in person and $1,000 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the chairman of the audit committee receives an annual fee of $10,000 and each chairman of any other committee receives an annual fee of $2,500 for their additional services, if any, in these capacities. No compensation was paid to directors who are interested persons of Full Circle as defined in the 1940 Act.

Compensation of Executive Officers

None of our officers receives direct compensation from Full Circle. However, Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, will be entitled to a portion of any investment advisory fees paid by Full Circle to Full Circle Advisors under the Investment Advisory Agreement. Mr. Sell, our Chief Financial Officer, Treasurer and Secretary, and Mr. Faia, our Chief Compliance Officer, through Vigilant Compliance Services, will be paid by Full Circle Service Company, subject to reimbursement by us of our allocable portion of such compensation for services rendered by them to Full Circle under the Administration Agreement. To the extent that Full Circle Service Company outsources any of its functions we will reimburse Full Circle Service Company for the fees associated with such functions without profit or benefit to Full Circle Service Company.

PORTFOLIO MANAGEMENT

The management of our investment portfolio is the responsibility of our investment adviser, Full Circle Advisors, and its investment committee, which is currently led by Messrs. Stuart and Felton, the portfolio managers of the Company. For more information regarding the business experience of Messrs. Stuart and Felton, see “Management — Board of Directors and Executive Officers — Interested Directors.” Messrs. Stuart and Felton must approve each new investment that we make, in consultation with the investment committee. Messrs. Stuart and Felton are not employed by us, and receive no compensation from us in connection with their portfolio management activities. However, Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, are entitled to a portion of any investment advisory fees paid by Full Circle Capital to Full Circle Advisors.

Investment Personnel

Messrs. Stuart and Felton are assisted by Lawrence Chua and Crandall Deery, who serve as Vice Presidents of Full Circle Advisors and are members of our investment committee. We consider Messrs. Stuart and Felton, who lead our investment committee, to be our portfolio managers.

The table below shows the dollar range of shares of our common stock beneficially owned by our portfolio managers as of February 20, 2015.

Name of Portfolio Manager	Dollar Range of Equity Securities in Full Circle Capital
John Stuart	$100,000 - 500,000
Gregg J. Felton	$500,000 - $1,000,000

The following information pertains to the members of Full Circle Advisors’ investment team who are not executive officers of Full Circle Capital:

Lawrence Chua is a Vice President of our investment adviser. Mr. Chua, joined Full Circle Funding, LP in 2006 and is responsible for underwriting, transaction execution and ongoing portfolio monitoring. He supervises a team of loan analysts who assist in the aforementioned activities. Prior to joining Full Circle, from 2004 to 2006, Mr. Chua founded and managed an internet-based services business where he remained a partner until the business was sold in 2007. From 2000 to 2004, Mr. Chua held a number of positions at GE Capital including commercial underwriting, finance and corporate strategy. Mr. Chua is a graduate of GE’s highly regarded Financial Management Program (FMP), a leadership training program considered to be the training ground for future GE business unit CFOs and CEOs, and is Six Sigma Greenbelt certified. Education — M.P.S. Cornell University, 2000, B.S. Cornell University, 1998.

Crandall Deery is a Vice President of our investment adviser. Mr. Deery joined Full Circle Advisors in 2012 and is responsible for transaction execution, underwriting, due diligence and loan monitoring. Mr. Deery has over 15 years of experience in the financial services sector primarily focused on lending to middle-market borrowers. Most recently, Mr. Deery served as a Vice President of Jefferies Finance LLC, a joint venture between Jefferies & Co. and Babson Capital that was formed to provide non-investment grade senior and subordinated debt to the middle market. In this role, he led a structuring and execution team in addition to managing a portfolio of outstanding loan commitments. Prior to Jefferies Finance, Mr. Deery served as an Associate within the Global Sponsor Finance group at GE Capital where he focused on providing financing to private equity firms for leveraged middle-market transactions. From 2001 to 2003, Mr. Deery worked in equity research at Sanford C. Bernstein & Co. where he was a member of the Institutional Investor-ranked Chemicals team. Mr. Deery began his career in 1997 as an Associate within the Financial Advisory Services group at PricewaterhouseCoopers LLP. Education — M.B.A., Finance and Business Law, Leonard N. Stern School of Business, New York University, B.A., Economics, Vanderbilt University.

Brian Neilinger is a Managing Director of our investment adviser. Mr. Neilinger joined Full Circle in 2014 and is responsible for transaction origination, execution, underwriting and due diligence. Mr. Neilinger also leads the firm’s real estate and real estate-related debt and equity transactions. Previously, Mr. Neilinger served as a Managing Director of Aladdin Capital Management, an investment and asset management firm focused on structured debt products. In this role, he organized the firm’s commercial real estate investment strategy. Prior to Aladdin, Mr. Neilinger was a Managing Partner at Saber Real Estate Advisors, a real estate development firm focused on distressed assets. Before Saber, Mr. Neilinger was a Managing Director at CIBC World Markets Corp., the investment banking arm of Canadian Imperial Bank of Commerce, where he managed the underwriting, structuring and closing of mortgage loans (construction, bridge and term loans) and CMBS securitizations. From 1994 to 1997, Mr. Neilinger worked as an attorney at Orrick, Herington and Sutcliffe LLP in New York City. Mr. Neilinger has a B.S., Foreign Service (International Economics & Finance), from Georgetown University, and a J.D., from the University of Notre Dame Law School. In addition, Mr. Neilinger is a Member of the Bar of New York State.

Mike Gervais is a Managing Director and Co-Head of Healthcare Strategies of our investment adviser, Full Circle Advisors, LLC. Mr. Gervais joined Full Circle Capital in 2014 and is responsible for healthcare investment strategies, origination and portfolio management. Mr. Gervais has more than 25 years of experience in healthcare finance. From 2006 until its sale in 2013, Mr. Gervais was Founder and CEO of Gemino Healthcare Finance, LLC. Prior to Gemino, Mr. Gervais was Vice President/Portfolio Management at Healthcare Business Credit Corporation where he managed loan portfolios from 2001 to 2005 until that company’s sale to CIT Group. Prior to 2001, Mr. Gervais served as Chief Operating Officer of Qualis Care, LP (1994 to 1997) and as Vice President of Operations for Tower Financial Corp (1993 to 1994). From 1990 to 1993 Mr. Gervais was employed at Gervais and Associates, a healthcare consulting practice. Mr. Gervais received a Bachelor of Science from Valparaiso University in 1986 and is a Certified Public Accountant.

Jonathan Burklund is a Managing Director and Co-Head of Healthcare Strategies of our investment adviser, Full Circle Advisors, LLC. Mr. Burklund, who joined Full Circle Capital in 2014 and has over 25 years of experience in healthcare corporate finance, is primarily responsible for healthcare finance efforts. Prior to joining Full Circle Capital, Mr. Burklund was founding partner of River Corporate Advisors, a mergers and acquisitions advisory firm specializing in healthcare services as well as Managing Director of Weild & Co., an investment bank. From 2005 to 2009, Mr. Burklund was a Managing Director in the Healthcare Group at Stanford Group Company and led the healthcare services practice. Prior thereto, Mr. Burklund held investment banking positions at Ladenburg, Thalmann & Co, Prudential Securities Incorporated and Lehman Brothers. Mr. Burklund began his career in 1983 at Chase Manhattan Bank, N.A. where he graduated from Chase Manhattan’s Credit Training Program. Mr. Burklund has published on healthcare issues in Modern Healthcare and Radiology Business Journal . Mr. Burklund was graduated with honors from Northeastern University in 1983 with Majors in Finance and Management.

Compensation

None of the members of Full Circle Advisors’ investment committee receive any direct compensation from us in connection with the management of our portfolio. Messrs. Stuart and Felton, through their financial interests in Full Circle Advisors, are entitled to a portion of any profits earned by Full Circle Advisors, which includes any fees payable to Full Circle Advisors under the terms of our Investment Advisory Agreement, less expenses incurred by Full Circle Advisors in performing its services under our Investment Advisory Agreement. The compensation paid by Full Circle Advisors to its other investment personnel may include: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus.

INVESTMENT ADVISORY AGREEMENT

Management Services

Full Circle Advisors serves as our investment adviser. Full Circle Advisors is an investment adviser that is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Directors, our investment adviser manages the day-to-day operations of, and provides investment advisory and management services to, Full Circle Capital. Under the terms of our Investment Advisory Agreement, Full Circle Advisors:

•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies);
•	closes and monitors the investments we make; and
•	provides us with other investment advisory, research and related services as we may from time to time require.

Full Circle Advisors’ services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Management Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Full Circle Advisors a fee for investment advisory and management services consisting of two components — a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, as adjusted, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated. Our investment adviser waived the portion of the base management fee that exceeded 1.50% of Full Circle Capital’s gross assets, as adjusted, from the time we commenced operations to August 31, 2011, when such waiver expired.

The incentive fee has two parts. The first part of the incentive fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay Full Circle Advisors an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;

•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to Full Circle Advisors (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to Full Circle Advisors).

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive fee net investment income

(expressed as a percentage of the value of net assets)

Percentage of pre-incentive fee net investment income allocated to Full Circle Advisors

These calculations are appropriately pro-rated for any period of less than three months and adjusted for any share issuances or repurchases during the relevant quarter. You should be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to pre-incentive fee net investment income.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and will equal 20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio. For accounting purposes only, in order to reflect the theoretical capital gains incentive fee that would be payable for a given period as if all unrealized gains were realized, we will accrue a capital gains incentive fee based upon realized capital gains and losses during the current calendar year through the end of the period, plus any unrealized capital appreciation and depreciation as of the end of the period. It should be noted that a fee so calculated and accrued would not necessarily be payable under the Investment Advisory Agreement, and may never be paid based upon the computation of capital gains incentive fees in subsequent periods.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee*:

Alternative 1:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.6125%
Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%
Hurdle rate(1) = 1.75%
Management fee(2) =0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.0625%
Incentive fee = 100% × pre-incentive fee net investment income, subject to the “catch-up”(4)
= 100% × (2.0625% – 1.75%)
= 0.3125%

Alternative 3:

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3.00%
Hurdle rate(1) = 1.75%
Management fee(2) = 0.4375%
Other expenses (legal, accounting, transfer agent, etc.)(3) = 0.20%
Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 2.3625%
Incentive fee = 20% × pre-incentive fee net investment income, subject to “catch-up”(4)
Incentive fee = 100% × “catch-up” + (20% × (pre-incentive fee net investment income – 2.1875%))

Catch-up = 2.1875% –  1.75%
= 0.4375%

Incentive fee = (100% × 0.4375%) + (20% × (2.3625% – 2.1875%))
= 0.4375% + (20% × 0. 175%)
= 0.4375% + 0.035%
= 0.4725%

*	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.
(1)	Represents 7% annualized hurdle rate.
(2)	Represents 1.75% annualized management fee.
(3)	Excludes organizational and offering expenses.
(4)	The “catch-up” provision is intended to provide the investment adviser with an incentive fee of 20% on all of Full Circle Capital’s pre-incentive fee net investment income as if a hurdle rate did not apply when its net investment income exceeds 2.1875% in any calendar quarter.

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)
•	Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million
•	Year 3: FMV of Investment B determined to be $25 million
•	Year 4: Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•	Year 1: None
•	Year 2: $6 million capital gains incentive fee ($30 million realized capital gains on sale of Investment A multiplied by 20%)
•	Year 3: None ($5 million (20% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6 million (previous capital gains fee paid in Year 2))
•	Year 4: $200,000 capital gains incentive fee ($6.2 million ($31 million cumulative realized capital gains multiplied by 20%) less $6 million (capital gains fee taken in Year 2))

Alternative 2:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million
•	Year 3: FMV of Investment B determined to be $24 million and Investment C sold for $30 million
•	Year 4: FMV of Investment B determined to be $35 million
•	Year 5: Investment B sold for $20 million

The capital gains incentive fee, if any, would be:

•	Year 1: None
•	Year 2: $5 million capital gains incentive fee (20% multiplied by $25 million ($30 million realized capital gains on Investment A less unrealized capital depreciation on Investment B))
•	Year 3: $1.4 million capital gains incentive fee(1) ($6.4 million (20% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $5 million capital gains fee received in Year 2)
•	Year 4: $0.6 million capital gains incentive fee ($7.0 million (20% multiplied by $35 million ($35 million cumulative realized capital gains)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3)
•	Year 5: None ($5 million (20% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $7.0 million cumulative capital gains fee paid in Year 2, Year 3, and Year 4)

(1)	As illustrated in Year 3 of Alternative 1 above, if the Company were to be wound up on a date other than December 31 of any year, the Company may have paid aggregate capital gain incentive fees that are more than the amount of such fees that would be payable if the Company had been wound up on December 31 of such year.

Payment of Our Expenses

The investment committee of our investment adviser and their respective staffs, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by Full Circle Advisors. We bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and initial public offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and third-party advisory fees;
•	transfer agent and safekeeping fees;
•	fees and expenses associated with marketing efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent directors’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration and sub-administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs;
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and
•	all other expenses incurred by either Full Circle Service Company or us in connection with administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by Full Circle Service Company in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions, and our allocable portion of the costs of compensation and related expenses of our chief compliance officer and our chief financial officer and any administrative support staff.

Our investment adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010. This agreement was extended through September 30, 2011 and expired on such date.

Duration and Termination

Our Board of Directors initially approved the Investment Advisory Agreement on July 8, 2010 and most recently reapproved such agreement on June 24, 2014. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect from year to year if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not parties to such agreement or who are not

“interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors — Risks Relating to Our Business and Structure — Our investment adviser has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Advisors and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Advisors’ services under the Investment Advisory Agreement or otherwise as an investment adviser of Full Circle Capital.

Organization of our Investment Adviser

Full Circle Advisors is a Delaware limited liability company. The principal executive offices of Full Circle Advisors are located 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut, 06830.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Director’s approval of our Investment Advisory Agreement was included in our annual report on Form 10-K for the period ending June 30, 2014.

ADMINISTRATION AGREEMENT

Full Circle Service Company, a Delaware limited liability company, serves as our administrator. The principal executive offices of Full Circle Service Company are located at 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830. Pursuant to an Administration Agreement most recently ratified by our Board of Directors on June 24, 2014, Full Circle Service Company furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, Full Circle Service Company also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Full Circle Service Company assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Full Circle Service Company’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, Full Circle Service Company will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

Full Circle Service Company also may provide administrative services to our investment adviser, Full Circle Advisors. As a result, Full Circle Advisors would reimburse Full Circle Service Company for its allocable portion of Full Circle Service Company’s overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent Full Circle Advisors or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by Full Circle Service Company to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Service Company and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Service Company’s services under the Administration Agreement or otherwise as administrator for Full Circle Capital.

Our former Chief Financial Officer, William E. Vastardis, is the Chairman of Conifer, f/k/a Vastardis Fund Services LLC. Full Circle Service Company has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, Full Circle Service Company pays Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee varies depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Additionally, prior to September 30, 2013, we reimbursed Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of up to $250,000. Vastardis Fund Services agreed to cap its first year fees at $200,000 for administrative services to us, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. These caps expired on August 31, 2011. As of September 30, 2013, Michael J. Sell became our Chief Financial Officer, Treasurer and Secretary and Mr. Vastardis no longer receives fees for such services.

LICENSE AGREEMENT

We have entered into a license agreement with Full Circle Advisors pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.” Under this agreement, we have a right to use the Full Circle name for so long as the Investment Advisory Agreement with Full Circle Advisors is in effect. Other than with respect to this limited license, we will have no legal right to the “Full Circle” name.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our shares of common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the IRS regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in our preferred stock, subscription rights to purchase shares of our common stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the U.S.;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the U.S., any state thereof or the District of Columbia;
•	A trust if a court within the U.S. is asked to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantive decisions of the trust; or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for U.S. federal income tax purposes:

•	A nonresident alien individual;
•	A foreign corporation; or
•	An estate or trust that in either case is not subject to U.S. federal income tax on a net income basis on income or gain from a note.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated, and intend to qualify annually, as a RIC under Subchapter M of the Code, beginning with our 2010 taxable year. As a RIC, we generally will not have to pay corporate-level U.S. federal income taxes on any income that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to U.S. federal income tax on the portion of our income we distribute (or are deemed to distribute) to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each taxable year to make sufficient distributions to our stockholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•	continue to qualify as a business development company under the 1940 Act at all times during each taxable year;
•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and
•	diversify our holdings so that at the end of each quarter of the taxable year:
•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and
•	no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with PIK interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. In addition, we may be required to accrue for federal income tax purposes amounts attributable to our investment in CLOs that may differ from the distributions received in respect of such investments. Although we do not presently expect to do so, we are authorized to borrow funds, to sell assets and to make taxable distributions of our stock and debt securities in order to satisfy distribution requirements. Our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous. If we are unable to obtain cash from other sources to satisfy the Annual Distribution Requirement, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

Under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. If we are prohibited to make distributions, we may fail to qualify as a RIC and become subject to tax as an ordinary corporation.

We may in the future purchase residual or subordinated interests in CLOs that are treated for U.S. federal income tax purposes as shares in a PFIC. We may be subject to U.S. federal income tax on our allocable share of a portion of any “excess distribution” received on, or any gain from the disposition of, such shares even if our allocable share of such income is distributed as a taxable dividend to the PFIC’s stockholders. Additional charges in the nature of interest generally will be imposed on us in respect of deferred taxes arising from any such excess distribution or gain. If we elect to treat a PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year our proportionate share of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed by the QEF. Alternatively, we may elect mark-to-market treatment for a PFIC; in this case, we will recognize as ordinary income our allocable share of any increase in the value of such shares, and as ordinary loss our allocable share of any decrease in such value to the extent that any such decrease does not exceed prior increases included in our income. Under either election, we may be required to recognize in a year income in excess of distributions from PFICs and proceeds from dispositions of PFIC shares during that year, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

If we hold more than 10% of the shares in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments in a CLO treated as CFC), we may be treated as receiving a deemed distribution (taxable as ordinary income) each year from such foreign corporation in an amount equal to our pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. This deemed distribution is required to be included in the income of a U.S. Shareholder of a CFC regardless of whether the shareholder has made a QEF election with respect to such CFC. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.

Although the Code generally provides that income inclusions from a QEF and subpart F income will be “good income” for purposes of the 90% Income Test to the extent it is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF and subpart F income for which no distribution is received during the RIC’s taxable year would be “good income” for the 90% Income Test. The IRS has issued a series of private rulings in which it has concluded that all income inclusions from a QEF and subpart F income included in a RIC’s income would constitute “good income” for purposes of the 90% Income Test. Such rulings are not binding on the IRS except with respect to the taxpayer to whom such rulings were issued. Accordingly, although we believe that the income inclusions from a QEF and subpart F income of a CLO that we are required to include in our taxable income would be “good income” for purposes of the 90% Income Test, no guaranty can be made that the IRS would not assert that such income would not be “good income” for purposes of the 90% Income Test. If such income were not considered “good income” for purposes of the 90% Income Test, we may fail to qualify as a RIC.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to stockholders taxed at individual rates are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions (“Qualifying Dividends”) may be eligible for a current maximum tax rate of 20%. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the current 20% maximum rate applicable to Qualifying Dividends. Distributions of our net capital gains (which are generally our realized net long-term capital gains in excess of realized net short-term capital losses) and properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains that are currently taxable at a maximum rate of 20% in the case of stockholders taxed at individual rates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by U.S. stockholders taxed at individual rates on long-term capital gains, the amount of tax that individual U.S. stockholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. The amount of gain or loss will be measured by the difference between such U.S. stockholder’s adjusted tax basis in the common stock sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, U.S. stockholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. stockholders. In addition, individuals with income in excess of $200,000 ($250,000 in the case of married individuals filing jointly) and certain estates and trusts are subject to an additional 3.8% tax on their “net investment income,” which generally includes net income from interest, dividends, annuities, royalties, and rents, and net capital gains (other than certain amounts earned from trades or businesses). Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate U.S. stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice reporting the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the current 20% maximum rate). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to Qualifying Dividends because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

We may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions to any U.S. stockholder (other than a corporation, a financial institution, or a stockholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS.

U.S. stockholders that hold their common stock through foreign accounts or intermediaries will be subject to U.S. withholding tax at a rate of 30% on dividends paid after June 30, 2014, and proceeds on the sale of our common stock received after December 31, 2016 if certain disclosure requirements related to U.S. accounts are not satisfied.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to Non-U.S. stockholders directly) will be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. (Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.)

However, for taxable years beginning before January 1, 2014, no withholding was required with respect to certain distributions if (i) the distributions were properly reported as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions were derived from sources specified in the Code for such dividends and (iii) certain other requirements were satisfied. No assurance can be provided that this exemption will be so extended for years beginning after December 31, 2013; or whether any of our distributions will be reported as eligible for this exemption. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding even if extended.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder.

The tax consequences to Non-U.S. stockholders entitled to claim the benefits of an applicable tax treaty or that are individuals that are present in the U.S. for 183 days or more during a taxable year may be different from those described herein. Non-U.S. stockholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If we distribute our net capital gains in the form of deemed rather than actual distributions, a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions that fail to enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners). The types of income subject to the tax include U.S. source interest and dividends paid after June 30, 2014 and the gross proceeds from the sale of any property that could produce U.S.-source interest or dividends received after December 31, 2016. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, this legislation also imposes a 30% withholding on payments to foreign entities that are not financial institutions unless the foreign entity certifies that it does not have a greater than 10% U.S. owner or provides the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a Non-U.S. Holder and the status of the intermediaries through which they hold their shares, Non-U.S. Holders could be subject to this 30%

withholding tax with respect to distributions on their shares and proceeds from the sale of their shares. Under certain circumstances, a Non-U.S. Holder might be eligible for refunds or credits of such taxes.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a Regulated Investment Company

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates, regardless of whether we make any distributions to our stockholders. Distributions would not be required, and any distributions made to our stockholders as ordinary dividend income that, subject to certain limitations, may be eligible for the current 20% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

REGULATION AS A BUSINESS DEVELOPMENT COMPANY

General

A business development company is regulated by the 1940 Act. A business development company must be organized in the United States for the purpose of investing in or lending to primarily private companies and making managerial assistance available to them. A business development company may use capital provided by public stockholders and from other sources to invest in long-term, private investments in businesses. A business development company provides stockholders the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits, if any, of investing in primarily privately owned companies.

We may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (i) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.

As with other companies regulated by the 1940 Act, a business development company must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the business development company. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to the company or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

As a business development company, we are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.

We are not generally able to sell our common stock at a price below net asset value per share. See “Risk Factors — Risks Relating to our Business and Structure — Regulations governing our operation as a business development company affect our ability to raise additional capital and the way in which we do so. As a business development company, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” We may, however, sell our common stock at a price below net asset value per share (i) in connection with a rights offering to our existing stockholders, (ii) with the consent of the majority of our common stockholders, or (iii) under such other circumstances as the SEC may permit. For example, we may sell our common stock at a price below the then current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which our common stock to be issued and sold may not be less than a price which, in the determination of our Board of Directors, closely approximates the market value of such common stock. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.

We may be examined by the SEC for compliance with the 1940 Act.

As a business development company, we are subject to certain risks and uncertainties. See “Risk Factors  — Risks Relating to our Business and Structure.”

Qualifying Assets

As a business development company, we may not acquire any asset other than “qualifying assets” unless, at the time we make the acquisition, the value of our qualifying assets represent at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:

•	Securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;
•	Securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	Cash, cash items, government securities or high quality debt securities (within the meaning of the 1940 Act), maturing in one year or less from the time of investment.

An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a business development company) and that:

•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the business development company and has an affiliate of the business development company on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250 million; or
•	meets such other criteria as may be established by the SEC.

Control, as defined by the 1940 Act, is presumed to exist where a business development company beneficially owns more than 25% of the outstanding voting securities of the portfolio company.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a business development company.

Significant Managerial Assistance

To include certain securities described above as qualifying assets for the purpose of the 70% test, a business development company must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage. We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Code of Ethics

We and Full Circle Advisors have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

Compliance Policies and Procedures

We and our investment adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Salvatore Faia currently serves as our Chief Compliance Officer.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•	Pursuant to Rule 13a-14 of the 1934 Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;
•	Pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;
•	Pursuant to Rule 13a-15 of the 1934 Act, our management must prepare a report regarding its assessment of our internal control over financial reporting; and
•	Pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Full Circle Advisors. The Proxy Voting Policies and Procedures of Full Circle Advisors are set forth below. The guidelines will be reviewed periodically by Full Circle Advisors and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Full Circle Advisors.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our manager any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Full Circle Advisors, LLC, 102 Greenwich Ave., 2nd Floor, Greenwich, CT 06830.

Privacy Principles

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Periodic Reporting and Audited Financial Statements

We have registered our common stock under the Securities Exchange Act of 1934, and have reporting obligations thereunder, including the requirement that we file annual and quarterly reports with the SEC. In accordance with the requirements of the Securities Exchange Act of 1934, this annual report contains financial statements audited and reported on by our independent registered public accounting firm. You may obtain our annual reports on Form 10-K, our quarterly reports on Form 10-Q, and our current reports on Form 8-K on our website at http://www.fccapital.com free of charge as soon as reasonably practicable after we file such reports electronically with the SEC.

NASDAQ Global Market Requirements

We have adopted certain policies and procedures intended to comply with the NASDAQ Global Market’s corporate governance rules. We will continue to monitor our compliance with all future listing standards that are approved by the SEC and will take actions necessary to ensure that we are in compliance therewith.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.

No action will be required on the part of a registered stockholder to have his cash distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan to the extent our shares are trading at a premium to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by an amount equal to 95% of the market price per share of our common stock at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. However, if the market price per share exceeds the most recently computed net asset value per share of our Common Stock, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the average of the market price per share. Shares purchased in open market transactions by the plan administrator will be allocated to for each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new shares, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all shares of Common Stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.

Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Ave., Brooklyn, New York 11219 or by phone at (866) 665-2281.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

The following table sets forth, as of February 20, 2015, the beneficial ownership of each of our directors, executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and the executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own 5% or more of our shares of common stock is based upon Schedule 13G and Schedule 13D filings by such persons with the SEC and other information obtained from such persons, if available.

Unless otherwise indicated, the Company believes that each beneficial owner set forth in the table has sole voting and investment power and has the same address as the Company. Our address is 102 Greenwich Avenue, 2nd Floor, Greenwich, Connecticut 06830.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class(2)
Interested Directors
John E. Stuart(3)	59,496	*
Gregg J. Felton(4)	180,204	1.51%
Independent Directors
Mark C. Biderman	11,350	*
Edward H. Cohen	25,000	*
Terence B. Flynn(5)	5,500	*
Thomas A. Ortwein, Jr.(6)	197,525	1.65%
Executive Officers
Michael J. Sell(7)	1,275	*
William E. Vastardis(8)	—	—
Salvatore Faia	—	—
Executive Officers and Directors as a Group	480,350	4.02%

*	Represents less than one percent
(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934.
(2)	Based on a total of 11,949,034 shares of our common stock issued and outstanding on February 20, 2015.
(3)	Includes 237 shares held by Full Circle Investments, LLC and 120 shares held by Full Circle Advisors, which may be deemed to be beneficially owned by Mr. Stuart by virtue of his position as a Managing Member thereof, as well as 1,000 shares held by immediate family members and 14,451 shares held by family trusts.
(4)	Mr. Felton’s ownership includes the 120 shares of the Company held by Full Circle Advisors, by virtue of his position as a Managing Member thereof.
(5)	Mr. Flynn was appointed as an independent director effective as of July 25, 2014.
(6)	Includes 197,525 shares held by Highbrace Partners, LP, which may be deemed to be beneficially owned by Mr. Ortwein by virtue of his position as the Managing Member of its general partner.
(7)	Mr. Sell was appointed as the Company’s Chief Financial Officer, Secretary & Treasurer, effective as of September 30, 2013.

(8)	Mr. Vastardis resigned as the Company’s Chief Financial Officer, Secretary & Treasurer, effective as of September 30, 2013.

Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of February 20, 2015. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
John E. Stuart	Over $100,000
Gregg J. Felton	Over $100,000
Independent Directors
Mark C. Biderman	$50,001 – $100,000
Edward H. Cohen	Over $100,000
Terence B. Flynn	$10,001 - $50,000
Thomas A. Ortwein, Jr.	Over $100,000

(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or Over $100,000.
(2)	The dollar range of equity securities beneficially owned in us is based on the closing price for our common stock of $4.66 on February 20, 2015 on the NASDAQ Global Market. Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Full Circle Advisors. Mr. Stuart, our Chairman, and Mr. Felton, our Chief Executive Officer and President, are the Managing Members of, and have financial and controlling interests in, Full Circle Advisors.

Certain members of Full Circle Advisors’ investment committee presently manage Full Circle Funding, LP, a specialty lender serving lower middle-market companies. Although the existing investment funds managed by Full Circle Funding, LP, which currently consist of the Legacy Funds, are no longer making investments in new opportunities, any affiliated investment vehicle formed in the future and managed by our investment adviser or its affiliates may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. Full Circle Advisors and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds. In such event, depending on the availability of such investment and other appropriate factors, Full Circle Advisors or its affiliates may determine that we should invest side-by-side with one or more other funds. Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with Full Circle Advisors’ allocation procedures.

We have entered into a license agreement with Full Circle Advisors, pursuant to which Full Circle Advisors has agreed to grant us a non-exclusive, royalty-free license to use the name “Full Circle.”

We have entered into the Administration Agreement with Full Circle Service Company. Pursuant to the terms of the Administration Agreement, Full Circle Service Company provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. Mr. Stuart, our Chairman, and Mr. Felton, our Chief Executive Officer and President, are the Managing Members of, and have financial and controlling interests in, Full Circle Service Company.

Our former Chief Financial Officer, William E. Vastardis, is the Chairman of Conifer, f/k/aVastardis Fund Services LLC. Full Circle Service Company has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, Full Circle Service Company pays Vastardis Fund Services an asset-based fee with a $200,000 annual minimum. This asset-based fee varies depending upon our gross assets as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Additionally, prior to September 30, 2013, we reimbursed Full Circle Service Company for the fees charged by Vastardis Fund Services for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary at an annual rate of up to $250,000. Vastardis Fund Services agreed to cap its first year fees at $200,000 for administrative services to us, and at $100,000 for the service of Mr. Vastardis as our Chief Financial Officer, Treasurer and Secretary. These fee caps expired on August 31, 2011. As of September 30, 2013, Michael J. Sell became our Chief Financial Officer, Treasurer and Secretary and Mr. Vastardis no longer receives fees for such services.

In the ordinary course of business, we may enter into transactions with portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board of Directors reviews these procedures on an annual basis.

We and our investment adviser have also adopted Codes of Ethics which apply to, among others, our senior officers, including our Chairman, Chief Executive Officer and Chief Financial Officer, as well as every officer, director and employee of us and our investment adviser. These Codes of Ethics require that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and the interests of Full Circle Capital. Pursuant to the Codes of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under the Codes of Ethics. As required by the NASDAQ Stock Market corporate governance listing standards, the Audit Committee of our Board of Directors is also required to review and approve any transactions with related parties (as such term is defined in Item 404 of Regulation S-K).

FCA Investments, a subsidiary of our investment adviser, Full Circle Advisors, has indicated that it intends to over-subscribe for up to a total investment of $5.0 million in shares of our common stock. Any over-subscription by FCA Investments will be effected in accordance with the pro-rata allocation of shares in connection with the over-subscription privilege.

DESCRIPTION OF OUR CAPITAL STOCK

This prospectus contains a summary of our capital stock and is not meant to be a complete description. However, this prospectus will contain the material terms and conditions for each security sold thereunder.

Stock

The authorized stock of Full Circle Capital Corporation consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on the NASDAQ Global Market under the ticker symbol “FULL.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is June 30. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of February 20, 2015:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	100,000,000	—	11,949,034

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common Stock

All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be borne by our existing common stockholders. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two full years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made a party to the proceeding by reason of his service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors

Our Board of Directors are divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Pursuant to our charter our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Securities Exchange Act of 1934, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of our bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the Secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. In either event, in accordance with the requirements of the 1940 Act, any such amendment or proposal that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a business development company would be required to be approved by a majority of our outstanding voting securities, as defined under the 1940 Act. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the

Board of Directors or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.

Control Share Acquisitions

The Maryland General Corporation Law provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter (the “Control Share Act”). Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the

Control Share Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Control Share Act does not conflict with the 1940 Act.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board of Directors determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Sutherland Asbill & Brennan LLP, Washington, DC. Certain legal matters in connection with the offering will be passed upon for the dealer manager by Blank Rome LLP, New York, New York.

SAFEKEEPING, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our cash is held in safekeeping by Santander Bank, N.A. f/k/a Sovereign Bank, N.A., located at 45 East 53rd Street, New York, New York 10022, who also holds our other assets as security for our Credit Facility. American Stock Transfer and Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Ave., Brooklyn, New York 11219. U.S. Bank National Association, our trustee under an indenture and the first supplemental indenture thereto relating to the Notes, is the paying agent, registrar and transfer agent relating to the Notes. The principal business address of our trustee is One Federal Street, 3rd Floor, Boston, Massachusetts 02110.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The financial statements as of June 30, 2014 and for the year ended June 30, 2014 included in this prospectus have been so included in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

The financial statements as of June 30, 2013 and 2012 and for each of the years ended June 30, 2013, 2012 and 2011 included in this prospectus have been so included in reliance on the report of Rothstein Kass, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

CHANGE IN INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On September 29, 2014, we delivered a letter to KPMG informing KPMG that we had elected to not renew our engagement of KPMG as our independent registered public accounting firm. The decision to dismiss KPMG was approved by the Audit Committee of our Board on September 29, 2014.

KPMG’s report on the Company’s financial statements for the fiscal year ended June 30, 2014 contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the period from the date of the engagement of KPMG for the fiscal year ended June 30, 2014 through the date of KPMG’s dismissal, there were no (a) disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreements in its report on the financial statements for such year or (b) reportable events, as described under Item 304(a)(1)(v) of Regulation S-K.

On September 29, 2014, upon the approval of the Audit Committee of the Board, we appointed McGladrey LLP (“McGladrey”) to serve as our new independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending June 30, 2015, subject to ratification by our stockholders.

During the years ended June 30, 2014 and 2013 and through September 29, 2014, we did not consult with McGladrey with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to our financial statements, and no written report or oral advice was provided to us that McGladrey concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K. McGladrey’s principal business address is 1185 Avenue of the Americas, New York, NY 10036-2602.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, our investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Our investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for Full Circle Capital, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While our investment adviser generally will seek reasonably competitive trade execution costs, Full Circle Capital will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, our investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and Full Circle Capital and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We have filed with the SEC a registration statement on Form N-2 together with all amendments and related exhibits under the Securities Act with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

We file annual, quarterly and current reports, proxy statements and other information with the SEC under the Exchange Act. You can inspect any materials we file with the SEC, without charge, at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. The information we file with the SEC is available free of charge by contacting us at Full Circle Capital Corporation, 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830, by telephone at (203) 900 – 2100, or on our website at http://www.fccapital.com. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants, including us, that file such information electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov. Information contained on our website or on the SEC’s web site about us is not incorporated into this prospectus and you should not consider information contained on our website or on the SEC’s website to be part of this prospectus.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

		December 31, 2014	June 30, 2014
		Unaudited
Assets
Control Investments at Fair Value (Cost of $20,587,987 and $20,253,149, respectively)	(NOTE 9)	$11,676,772	$17,539,057
Affiliate Investments at Fair Value (Cost of $25,749,265 and $20,177,115, respectively)	(NOTE 9)	17,435,853	14,588,417
Non-Control/Non-Affiliate Investments at Fair Value (Cost of $105,607,136 and $123,605,311, respectively)	(NOTE 9)	99,347,153	118,063,285
Total Investments at Fair Value (Cost of $151,944,388 and $164,035,575, respectively)		128,459,778	150,190,759
Cash		2,595,416	—
Deposit with Broker		—	2,525,000
Interest Receivable		2,141,949	1,016,726
Principal Receivable		34,053	207,233
Due from Affiliates		339,922	4,273
Due from Portfolio Investments		181,402	135,288
Prepaid Expenses		160,951	57,470
Other Assets		790,261	750,326
Deferred Offering Expenses		143,150	—
Deferred Debt Issuance Costs	(NOTE 8)	911,922	947,937
Deferred Credit Facility Fees	(NOTE 8)	410,767	449,350
Total Assets		136,169,571	156,284,362
Liabilities
Due to Affiliates	(NOTE 5)	1,111,088	891,966
Bank Overdraft		—	821,316
Accrued Liabilities		142,268	184,857
Due to Broker		—	25,000,221
Payable for Investments Acquired		—	24,900,172
Distributions Payable		800,585	766,683
Interest Payable		119,064	45,254
Other Liabilities		803,421	1,076,800
Accrued Offering Expenses		20,689	35,828
Line of Credit	(NOTE 8)	33,817,832	8,435,463
Notes Payable 8.25% due June 30, 2020	(NOTE 8)	33,815,406	21,145,525
Total Liabilities		70,630,353	83,304,085
Commitments and contingencies	(NOTE 13)	—	—
Net Assets		$65,539,218	$72,980,277
Components of Net Assets
Common Stock, par value $0.01 per share (100,000,000 authorized; 11,949,034 and 11,443,034 issued and outstanding, respectively)		$119,490	$114,430
Paid-in Capital in Excess of Par		95,805,231	92,103,666
Distributions in Excess of Net Investment Income		(739,348)	(131,251)
Accumulated Net Realized Losses		(6,161,545)	(5,261,752)
Accumulated Net Unrealized Losses		(23,484,610)	(13,844,816)
Net Assets		$65,539,218	$72,980,277
Net Asset Value Per Share		$5.48	$6.38

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

		Three Months Ended December 31,		Six Months Ended December 31,
		2014	2013	2014	2013
Investment Income
Interest Income from Non-Control/Non-Affiliate Investments		$3,367,613	$1,649,533	$6,175,544	$3,530,671
Interest Income from Affiliate Investments		665,621	656,935	1,206,181	1,310,653
Interest Income from Control Investments		433,638	484,207	962,746	942,111
Dividend Income from Control Investments		—	—	—	34,411
Other Income from Non-Control/Non-Affiliate Investments		427,026	1,189,891	614,081	1,363,362
Other Income from Affiliate Investments		5,822	3,837	15,292	8,881
Other Income from Control Investments		12,500	12,500	25,000	25,000
Total Investment Income		4,912,220	3,996,903	8,998,844	7,215,089
Operating Expenses
Management Fee	(NOTE 5)	581,329	382,489	1,153,887	791,747
Incentive Fee	(NOTE 5)	526,242	474,897	916,092	789,636
Total Advisory Fees		1,107,571	857,386	2,069,979	1,581,383
Allocation of Overhead Expenses	(NOTE 5)	36,962	34,881	73,517	98,711
Sub-Administration Fees	(NOTE 5)	66,595	50,000	129,804	100,000
Officers’ Compensation	(NOTE 5)	75,913	75,529	151,826	150,867
Total Costs Incurred Under Administration Agreement		179,470	160,410	355,147	349,578
Directors’ Fees		40,750	31,625	88,696	60,250
Interest Expenses	(NOTE 8)	1,177,094	718,502	2,179,477	1,439,479
Professional Services Expense		139,926	158,620	359,594	354,481
Bank Fees		10,918	21,622	21,189	35,468
Other		151,523	149,150	260,394	250,635
Total Gross Operating Expenses		2,807,252	2,097,315	5,334,476	4,071,274
Expense Reimbursement	(NOTE 5)	(248,373)	—	(531,047)	—
Total Net Operating Expenses		2,558,879	2,097,315	4,803,429	4,071,274
Net Investment Income		2,353,341	1,899,588	4,195,415	3,143,815
Net Change in Unrealized Gain (Loss) on Investments		(7,624,759)	(2,627,312)	(9,639,794)	(5,450,203)
Net Realized Gain (Loss) on:
Investments		(1,301,452)	(492,216)	(898,545)	(1,170,769)
Foreign Currency Transactions		—	—	(1,248)	68
Net Realized Gain (Loss)		(1,301,452)	(492,216)	(899,793)	(1,170,701)
Net Increase (Decrease) in Net Assets Resulting from Operations		$(6,572,870)	$(1,219,940)	$(6,344,172)	$(3,477,089)
Earnings (Loss) per Common Share Basic and Diluted	(NOTE 4)	$(0.55)	$(0.16)	$(0.53)	$(0.46)
Net Investment Income per Common Share Basic and Diluted		$0.19	$0.25	$0.35	$0.42
Weighted Average Shares of Common Stock Outstanding Basic and Diluted		11,949,034	7,569,382	11,913,284	7,569,382

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Six Months Ended December 31, 2014	Six Months Ended December 31, 2013
Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income	$4,195,415	$3,143,815
Net Change in Unrealized Gain (Loss) on Investments	(9,639,794)	(5,450,203)
Net Realized Gain (Loss) on:
Investments	(898,545)	(1,170,769)
Foreign Currency Transactions	(1,248)	68
Net Realized Gain (Loss)	(899,793)	(1,170,701)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,344,172)	(3,477,089)
Dividends from Net Investment Income	(4,195,415)	(3,143,815)
Distributions from Other Sources(1)	(608,097)	(353,239)
Net Decrease in Net Assets Resulting from Distributions	(4,803,512)	(3,497,054)
Capital Share Transactions:
Issuance of Common Stock	3,744,400	—
Less Offering Costs	(37,775)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	3,706,625	—
Total Increase (Decrease) in Net Assets	(7,441,059)	(6,974,143)
Net Assets at Beginning of Period	72,980,277	60,644,039
Net Assets at End of Period	$65,539,218	$53,669,896
Capital Share Activity:
Shares Issued	506,000	—
Shares Outstanding at Beginning of Period	11,443,034	7,569,382
Shares Outstanding at End of Period	11,949,034	7,569,382

(1)	To the extent our taxable earnings fall below the total amount of our distributions for a fiscal year, a portion of those distributions may be deemed a tax return of capital to our stockholders. Such amounts are determined at the end of each fiscal year.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

	Six Months Ended December 31, 2014	Six Months Ended December 31, 2013
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,344,172)	$(3,477,089)
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Provided by (Used in) Operating Activities
Purchases of Investments	(64,942,614)	(78,382,365)
Increase in investments due to PIK	(202,235)	—
Proceeds from Sale or Refinancing of Investments	76,884,209	63,246,408
Net Realized (Gain) Loss on:
Investments	898,545	1,170,769
Foreign Currency Transactions	1,248	(68)
Net Change in Unrealized (Gain) Loss on Investments	9,639,794	5,450,203
Amortization and Accretion of Fixed Income Premiums and Discounts	(547,966)	(193,403)
Amortization and Accretion of Deferred Debt Issuance Premiums and Costs	18,396	79,680
Amortization of Deferred Credit Facility Fees	131,705	131,863
Change in Operating Assets and Liabilities
Deposit with Broker	2,525,000	(2,150,000)
Interest Receivable	(1,125,223)	192,031
Principal Receivable	173,180	(382,873)
Distributions Receivable	—	36,705
Due from Affiliates	(335,649)	—
Due from Portfolio Investment	(46,114)	(55,128)
Prepaid Expenses	(103,481)	(66,366)
Other Assets	(39,935)	684,786
Due to Affiliates	219,122	153,864
Accrued Liabilities	(42,589)	(1,172)
Due to Broker	(25,000,221)	21,000,256
Payable for Investments Acquired	(24,900,172)	—
Interest Payable	73,810	(82,017)
Other Liabilities	(273,379)	(444,068)
Net Cash Provided by (Used in) Operating Activities	(33,338,741)	6,912,016
Cash Flows from Financing Activities:
Bank Overdraft	(821,316)	—
Borrowings Under Credit Facility	146,085,449	86,657,552
Payments Under Credit Facility	(120,703,080)	(105,800,756)
Distributions Paid to Shareholders	(4,769,610)	(3,497,054)
Deferred Credit Facility Fees	(93,122)	(185,065)
Deferred Debt Issuance Costs	(43,666)	(19,103)
Payment of Offering Expenses and Underwriting Fees	(196,064)	(84,465)
Payment of Distribution Notes	—	(3,404,583)
Proceeds from Notes Payable	12,731,166	2,299,704
Proceeds from Issuance of Common Stock	3,744,400	—
Net Cash Provided by (Used in) Financing Activities	35,934,157	(24,033,770)
Total Increase (Decrease) in Cash	2,595,416	(17,121,754)
Cash Balance at Beginning of Period	—	18,029,115
Cash Balance at End of Period	$2,595,416	$907,361
Supplemental Disclosures of Non-Cash Financing Activities:
Distributions Declared, Not Yet Paid	$800,585	$582,842
Accrued Offering Expenses	$20,689	$—
Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Period for Interest	$1,955,566	$1,309,953

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
New Media West, LLC	Cable TV/ Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017	$4,573,743	$4,573,743	$3,619,203	5.52%
		Limited Liability Company Interestsˆ,(5)	720	3,600,000	—	—%
New Media West, LLC Total				8,173,743	3,619,203	5.52%
Takoda Resources Inc.*	Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016(10)	$3,146,100	3,146,100	822,705	1.26%
		Common Stockˆ,(6)	749	—	—	—%
Takoda Resources Inc. Total				3,146,100	822,705	1.26%
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interestsˆ	9,278	613,665	251,600	0.38%
The Finance Company, LLC	Consumer Financing	Senior Secured Term Loan, 15.00% (one month LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$5,163,547	5,132,347	5,186,955	7.91%
		Limited Liability Company Interests	50	140,414	1,185,359	1.82%
The Finance Company, LLC Total				5,272,761	6,372,314	9.73%
TransAmerican Asset Servicing Group, LLC	Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016(10)	$3,414,838	3,381,718	610,950	0.93%
		Limited Liability Company Interestsˆ,(7)	75	—	—	—%
TransAmerican Asset Servicing Group, LLC Total				3,381,718	610,950	0.93%
Total Control Investments				20,587,987	11,676,772	17.82%
Affiliate Investments(4)
Advanced Cannabis Solutions, Inc.	Non-Residential Property Owner	Warrant for 1,400,000 shares (at a $4.00 strike price), 1/21/2017ˆ	1	500,000	—	—%
Modular Process Control, LLC	Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (one month LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$1,187,124	1,178,398	1,123,415	1.71%
		Senior Secured Term Loan, 15.50% (one month LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$4,900,000	4,704,820	2,702,513	4.13%
		Senior Secured Term Loan – Tranche 2, 18.00% (one month LIBOR plus 17.00%, 18.00% floor), 3/28/2017**	$870,832	870,832	173,150	0.26%
		Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expires 3/28/2023ˆ	1	288,000	—	—%
Modular Process Control, LLC Total				7,042,050	3,999,078	6.10%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
ProGrade Ammo Group, LLC	Munitions	Senior Secured Revolving Loan, 9.19% (one month LIBOR plus 9.00%, 9.19% floor), 3/30/2016(10)	$2,080,663	$2,080,663	$2,080,663	3.17%
		Senior Secured Term Loan, 16.19% (one month LIBOR plus 16.00%, 16.19% floor), 3/30/2016(10)	$4,843,750	4,843,750	783,234	1.20%
		Warrants for 19.9% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018ˆ	181,240	176,770	—	—%
ProGrade Ammo Group, LLC Total				7,101,183	2,863,897	4.37%
SOLEX Fine Foods, LLC; Catsmo, LLC	Food Distributors & Wholesalers	Senior Secured Revolving Loan, 12.30% (one month LIBOR plus 12.14%), 2/27/2015	$110,000	110,000	110,000	0.17%
		Senior Secured Term Loan, 12.30% (one month LIBOR plus 12.14%), 12/28/2016	$3,862,098	3,800,195	3,851,543	5.88%
		Limited Liability Company Interestsˆ,(8)	1	290,284	—	—%
		Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022ˆ,(8)	1	58,055	—	—%
SOLEX Fine Foods, LLC; Catsmo, LLC Total				4,258,534	3,961,543	6.05%
US Oilfield Company, LLC	Oil and Gas Field Services	Senior Secured Revolving Loan, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	$1,081,602	1,081,544	1,062,133	1.62%
		Senior Secured Term Loan A, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	$937,500	927,848	923,531	1.41%
		Senior Secured Term Loan B, 12.66% (one month LIBOR plus 12.50%), 8/13/2017	$4,453,125	4,407,606	4,386,774	6.69%
		Warrant for 7.625% of the outstanding LLC interests (strike price $0.01), expire 8/11/2024ˆ	1	—	—	—%
US Oilfield Company, LLC Total				6,416,998	6,372,438	9.72%
West World Media, LLC	Information and Data Services	Limited Liability Company Interestsˆ,(9)	85,210	430,500	238,897	0.36%
Total Affiliate Investments				25,749,265	17,435,853	26.60%
Other Investments
Ads Direct Media, Inc.	Internet Advertising	Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.00%, 13.50% floor) 10/9/2017	$2,750,000	2,723,570	2,723,570	4.16%
		Warrant for 3.25% of outstanding LLC interests (strike price $0.01) expire 10/9/2024ˆ	1	—	—	—%
Ads Direct Media, Inc. Total				2,723,570	2,723,570	4.16%
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$2,031,422	2,031,422	2,096,428	3.20%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Background Images, Inc.	Equipment Rental Services	Senior Secured Term Loan – Term A, 14.66% (one month LIBOR plus 14.50%), 6/28/2015	$956,417	$956,417	$920,743	1.40%
		Senior Secured Term Loan – Term B, 16.41% (one month LIBOR plus 16.25%), 6/28/2015	$540,583	540,583	520,527	0.80%
Background Images, Inc. Total				1,497,000	1,441,270	2.20%
Bioventus, LLC	Specialty Pharmaceuticals	Subordinated Secured Term Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 3/10/2020	$6,000,000	5,940,624	5,940,624	9.06%
Blackstrap Broadcasting, LLC	Radio Broadcasting	Senior Secured Revolving Loan, 11.00% (one month LIBOR plus 10.00%, 11.00% floor), 12/31/2016	$11,653,179	9,263,462	9,440,240	14.40%
		Subordinated Secured Term Loan, 16.00% (PRIME plus 7.75%, 16.00% floor), 12/31/2016(10)	$5,510,465	3,500,000	—	—%
Blackstrap Broadcasting, LLC Total				12,763,462	9,440,240	14.40%
Butler Burgher Group, LLC	Real Estate Management Services	Senior Secured Revolving Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$750,000	743,844	740,650	1.13%
		Senior Secured Term Loan, 13.50% (one month LIBOR plus 13.25%, 13.50% floor), 6/30/2017	$7,833,333	7,768,996	7,762,310	11.84%
Butler Burgher Group, LLC Total				8,512,840	8,502,960	12.97%
Good Technology Corporation	Mobile Device Management	Senior Secured Note, 5.00%, 10/1/2017	$10,000,000	7,874,690	7,890,667	12.04%
		Warrants for 203.252 shares (at a $4.92 strike price), expire 9/30/2018ˆ	10,000	2,289,400	2,289,400	3.49%
Good Technology Corporation Total				10,164,090	10,180,067	15.53%
GW Power, LLC and Greenwood Fuels WI, LLC	Electric Services	Senior Secured Term Loan, 12.16% (one month LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$5,320,388	5,283,742	5,300,171	8.09%
Infinite Aegis Group, LLC	Healthcare Billing and Collections	Senior Secured Revolving Loan, 12.19% (one month LIBOR plus 12.00%, 12.19% floor), 7/31/2017	$1,050,000	1,041,620	1,050,000	1.60%
		Senior Secured Term Loan, 15.19% (one month LIBOR plus 15.00%, 15.19% floor), 7/31/2017**	$3,509,065	3,425,534	3,527,195	5.38%
		Warrant for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expire 8/1/2023ˆ	1	107,349	64,910	0.10%
Infinite Aegis Group, LLC Total				4,574,503	4,642,105	7.08%
JN Medical Corporation	Biological Products	Senior Secured Term Loan, 11.25%, (one month LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,471,519	3,470,250	5.29%
Luling Lodging, LLC	Real Estate – Hotel	Senior Secured Term Loan, 12.25% (one month LIBOR plus 12.00%, 12.25% floor), 12/17/2017	$4,500,000	4,455,011	4,455,011	6.80%
Medinet Investments, LLC	Medical Liability Claims Factoring	Senior Secured Revolving Loan, 13.50%, (LIBOR plus 13.00%, 13.50% floor), 7/23/2017	$391,313	378,464	378,464	0.58%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
OPS Acquisitions Limited and Ocean Protection Services Limited*	Maritime Security Services	Senior Secured Term Loan, 12.50%, (one month LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$6,475,000	$6,421,777	$6,653,468	10.15%
PEAKS Trust 2009-1*	Consumer Financing	Senior Secured Term Loan, 7.50%, (one month LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$4,652,076	3,919,322	3,414,623	5.21%
PR Wireless, Inc.	Wireless Communications	Senior Secured Term Loan, 10.00%, (one month LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,457,500	7,657,376	7,287,828	11.12%
		Warrant for 101 shares (at a $0.01 strike price), 6/27/2024ˆ	1	634,145	332,656	0.51%
PR Wireless, Inc. Total				8,291,521	7,620,484	11.63%
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (one month LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$5,715,959	5,715,959	5,837,709	8.91%
		Senior Secured Term Loan A, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,650,219	1,642,937	1,734,545	2.65%
		Senior Secured Term Loan B, 12.70% (one month LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,168,750	3,105,382	3,304,373	5.04%
Pristine Environments, Inc. Total				10,464,278	10,876,627	16.60%
SiTV, LLC	Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,045,339	6,492,500	9.91%
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 12.54%, 12/31/2017**	$3,750,793	3,729,674	2,558,291	3.90%
US Shale Solutions, Inc.	Oil and Gas Field Services	Senior Secured Note, 12.50%, 9/1/2017(11)	$4,000,000	3,938,978	3,160,000	4.82%
Total Other Investments				105,607,136	99,347,153	151.58%
Total Investments				$151,944,388	$128,459,778	196.00%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

The following tables show the fair value of our portfolio of investments by geography and industry as of December 31, 2014.

	December 31, 2014
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$121.0	184.59%
United Kingdom	6.7	10.15
Canada	0.8	1.26
Total	$128.5	196.00%

	December 31, 2014
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Building Cleaning and Maintenance Services	$10.9	16.60%
Mobile Device Management	10.2	15.53
Consumer Financing	10.0	15.32
Oil and Gas Field Services	9.5	14.54
Radio Broadcasting	9.5	14.40
Real Estate Management Services	8.5	12.97
Wireless Communications	7.6	11.63
Maritime Security Services	6.7	10.15
Television Programming	6.5	9.91
Specialty Pharmaceuticals	5.9	9.06
Electric Services	5.3	8.09
Healthcare Billing and Collections	4.6	7.08
Real Estate – Hotel	4.5	6.80
Energy Efficiency Services	4.0	6.10
Food Distributors and Wholesalers	4.0	6.04
CableTV/Broadband Services	3.6	5.52
Biological Products	3.5	5.29
Munitions	2.9	4.37
Information and Data Services	2.8	4.27
Internet Advertising	2.7	4.16
Outdoor Advertising Services	2.1	3.20
Equipment Rental Services	1.4	2.20
Geophysical Surveying and Mapping Services	0.8	1.26
Asset Recovery Services	0.6	0.93
Medical Liability Claims Factoring	0.4	0.58
Non-Residential Property Owner	0.0	0.00
Total	$128.5	196.00%

(1)	The Company’s investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
December 31, 2014

(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of December 31, 2014. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate.
(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.
(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Full Circle Capital Corporation’s equity investment in New Media West, LLC is held through its wholly owned subsidiary FC New Media, Inc. The company has written a warrant on 360 of the Company's 720 limited liability company interests in New Media West, LLC, which has a strike price of $3,250,000, which increases over time to $3,500,000. This warrant expires on December 18, 2019. See Note 10.
(6)	Full Circle Capital Corporation’s equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.
(7)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.
(8)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.
(9)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
(10)	Investments were on non-accrual status as of December 31, 2014.
(11)	Unit which includes a warrant that is not detachable until February 2015.
*	Indicates assets that the Company believes do not represent “qualifying assets” under Section 55(a) of the 1940 Act. Qualifying assets must represent at least 70% of the Company’s total assets at the time of acquisition of any additional non-qualifying assets.
**	Security pays all or a portion of its interest in kind.
ˆ	Security is a non-income producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
New Media West, LLC	Cable TV/ Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017	$4,826,711	$4,826,711	$4,605,326	6.31%
		Limited Liability Company Interestsˆ,(5)	720	3,600,000	1,061,353	1.45%
New Media West, LLC Total				8,426,711	5,666,679	7.76%
Takoda Resources Inc.*	Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016	$2,692,828	2,692,828	2,557,379	3.50%
		Common Stockˆ,(6)	749	—	—	—%
Takoda Resources Inc. Total				2,692,828	2,557,379	3.50%
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interestsˆ	9,278	905,819	540,037	0.74%
The Finance Company, LLC	Consumer Financing	Senior Secured Term Loan, 15.00% (LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$5,163,547	5,117,223	5,258,384	7.21%
		Limited Liability Company Interests	50	140,414	1,956,521	2.68%
The Finance Company, LLC Total				5,257,637	7,214,905	9.89%
TransAmerican Asset Servicing Group, LLC	Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016	$3,008,154	2,970,154	1,560,057	2.14%
		Limited Liability Company Interestsˆ,(7)	75	—	—	—%
TransAmerican Asset Servicing Group, LLC Total				2,970,154	1,560,057	2.14%
Total Control Investments				$20,253,149	$17,539,057	24.03%
Affiliate Investments(4)
Advanced Cannabis Solutions, Inc.	Non-Residential Property Owner	Warrant for 1,000,000 shares (at a $5.50 strike price), 1/21/2017ˆ	1	500,000	2,356,212	3.23%
Modular Process Control, LLC	Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$984,569	956,401	984,569	1.35%
		Senior Secured Term Loan, 15.50% (LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$5,000,000	4,768,199	2,845,333	3.90%
		Senior Secured Term Loan – Tranche 2, 18.00%, (LIBOR plus 17.00%, 18.00% floor), 3/28/2017***	$795,237	795,237	141,208	0.19%
		Modular Process Control, LLC – Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expire 3/28/2023ˆ	1	288,000	—	—%
Modular Process Control, LLC Total				6,807,837	3,971,110	5.44%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
ProGrade Ammo Group, LLC	Munitions	Senior Secured Revolving Loan, 9.19% (LIBOR plus 9.00%, 9.19% floor), 3/30/2016	$3,249,300	$3,249,300	$3,249,300	4.45%
		Senior Secured Term Loan, 16.19% (LIBOR plus 16.00%, 16.19% floor), 3/30/2016	$4,843,750	4,839,156	883,984	1.21%
		Warrants for 9.5% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018ˆ	181,240	176,770	—	—%
ProGrade Ammo Group, LLC Total				8,265,226	4,133,284	5.66%
SOLEX Fine Foods, LLC; Catsmo, LLC	Food Distributors & Wholesalers	Senior Secured Term Loan, 12.30% (LIBOR plus 12.14%), 12/28/2016	$3,900,000	3,825,213	3,792,490	5.20%
		Limited Liability Company Interestsˆ,(8)	1	290,284	78,775	0.11%
		Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022ˆ,(8)	1	58,055	17,649	0.02%
SOLEX Fine Foods, LLC; Catsmo, LLC Total				4,173,552	3,888,914	5.33%
West World Media, LLC	Information and Data Services	Limited Liability Company Interestsˆ,(9)	85,210	430,500	238,897	0.33%
Total Affiliate Investments				20,177,115	14,588,417	19.99%
Other Investments
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$2,147,504	2,147,504	2,174,419	2.98%
Background Images, Inc.	Equipment Rental Services	Senior Secured Term Loan – Term A, 14.66% (LIBOR plus 14.50%), 6/28/2015	$1,109,750	1,109,750	1,136,939	1.56%
		Senior Secured Term Loan – Term B, 16.41% (LIBOR plus 16.25%), 6/28/2015	$627,250	627,250	641,321	0.88%
Background Images, Inc. Total				1,737,000	1,778,260	2.44%
Blackstrap Broadcasting, LLC	Radio Broadcasting	Senior Secured Term Loan, 6.16% (LIBOR plus 6.00%), 7/31/2014(10)	$3,095,547	3,095,547	2,466,841	3.38%
		Subordinated Secured Term Loan, 16.00% (PRIME plus 7.75%, 16.00% floor), 7/31/2014(10)	$3,500,000	3,500,000	—	—%
Blackstrap Broadcasting, LLC Total				6,595,547	2,466,841	3.38%
Butler Burgher Group, LLC	Real Estate Management Services	Senior Secured Revolving Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$750,000	743,250	743,250	1.02%
		Senior Secured Term Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$8,000,000	7,928,006	7,928,006	10.86%
Butler Burgher Group, LLC Total				8,671,256	8,671,256	11.88%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
CPX, Inc.	Industrial Molded Products	Senior Secured Revolving Loan, 14.19% (LIBOR plus 14.00%, 14.19% floor), 9/30/2016	$2,000,000	$1,984,726	$2,000,000	2.74%
		Senior Secured Term Loan, 14.69% (LIBOR plus 14.50%, 14.69% floor), 9/30/2016	$950,000	938,103	953,040	1.31%
CPX, Inc. Total				2,922,829	2,953,040	4.05%
Dynamic Energy Services International, LLC	Oil and Gas Field Services	Senior Secured Term Loan, 9.50%, (LIBOR plus 8.50%, 9.50% floor), 3/12/2018	$4,937,500	4,845,331	4,845,331	6.64%
Esselte Holdings Inc., Esselte AB*	Stationery, Tablets, and Related Products	Senior Secured Term Loan, 10.75% (LIBOR plus 8.75%, 10.75% floor), 2/29/2016	$1,779,931	1,780,317	1,794,764	2.46%
GW Power, LLC and Greenwood Fuels WI, LLC	Electric Services	Senior Secured Term Loan, 12.16% (LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$6,000,000	5,947,109	5,947,109	8.15%
Infinite Aegis Group, LLC	Healthcare Billing and Collections	Senior Secured Revolving Loan, 12.19% (LIBOR plus 12.00%, 12.19% floor), 7/31/2017	$1,550,000	1,536,485	1,550,000	2.12%
		Senior Secured Term Loan, 15.19% (LIBOR plus 15.00%, 15.19% floor), 7/31/2017***	$3,950,458	3,842,232	3,846,957	5.27%
		Warrants for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expire 8/1/2023ˆ	1	107,349	52,415	0.07%
Infinite Aegis Group, LLC Total				5,486,066	5,449,372	7.46%
JN Medical Corporation	Biological Products	Senior Secured Term Loan, 11.25%, (LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,465,000	3,465,000	4.75%
MDU Communications (USA) Inc.	Cable TV/ Broadband Services	Senior Secured Term Loan – Tranche A, 2.00%, 10/3/2014(10)	$1,755,111	1,755,111	451,766	0.62%
Ocean Protection Services*	Maritime Security Services	Senior Secured Term Loan, 12.50%, (LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$7,000,000	6,935,624	7,136,267	9.78%
PEAKS Trust 2009-1*	Consumer Financing	Senior Secured Term Loan, 7.50%, (LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$10,296,774	8,560,025	8,803,741	12.06%
PR Wireless, Inc.	Wireless Communications	Senior Secured Term Loan, 10.00%, (LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,500,000	7,695,855	7,695,855	10.54%
		Warrant for 101 shares (at a $0.01 strike price), 6/27/2024ˆ	1	634,145	634,145	0.87%
PR Wireless, Inc. Total				8,330,000	8,330,000	11.41%
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$3,378,379	3,378,379	3,519,370	4.82%
		Senior Secured Term Loan A, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,049,875	1,041,852	1,079,097	1.48%
		Senior Secured Term Loan B, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,250,000	3,175,000	3,336,125	4.57%
Pristine Environments, Inc. Total				7,595,231	7,934,592	10.87%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
RCS Capital Corp.*	Financial Services	Subordinated Secured Term Loan, 10.50%, (LIBOR plus 9.50%, 10.50% floor), 4/29/2021	$7,500,000	$7,628,939	$7,743,750	10.61%
SiTV, LLC****	Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,050,000	7,175,000	9.83%
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 12.54%, 1/31/2017	$3,637,572	3,613,822	2,442,630	3.35%
US Path Labs, LLC	Healthcare Services	Senior Secured Term Loan, 14.00% (LIBOR plus 13.25%, 14.00% floor), 8/31/2014	$3,500,000	3,482,306	3,500,000	4.80%
VaultLogix, LLC	Information Retrieval Services	Warrants for Variable% Ownership, (at a $307.855 strike price), expire 1/14/2019ˆ	3,349	56,147	—	—%
United States Treasury		United States Treasury Bill** (0.11)%, 7/3/2014	$25,000,000	$25,000,147	$25,000,147	34.26%
Total Other Investments				123,605,311	118,063,285	161.78%
Total Investments				$164,035,575	$150,190,759	205.80%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2014, excluding United States Treasury Bills.

	June 30, 2014
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$115.5	158.26%
United Kingdom	7.1	9.78
Canada	2.6	3.50
Total	$125.2	171.54%

	June 30, 2014
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Consumer Financing	$16.5	22.69%
Real Estate Management Services	8.7	11.88
Wireless Communications	8.3	11.41
Building Cleaning and Maintenance Services	7.9	10.87
Financial Services	7.7	10.61
Television Programming	7.2	9.83
Maritime Security Services	7.1	9.78
CableTV/Broadband Services	6.1	8.38
Electric Services	5.9	8.15
Healthcare Billing and Collections	5.4	7.47
Oil and Gas Field Services	4.8	6.64
Munitions	4.1	5.66
Energy Efficiency Services	4.0	5.44
Food Distributors and Wholesalers	3.9	5.33
Healthcare Services	3.5	4.80
Biological Products	3.5	4.75
Industrial Molded Products	3.0	4.05
Information and Data Services	2.7	3.67
Geophysical Surveying and Mapping Services	2.6	3.50
Radio Broadcasting	2.5	3.38
Non-Residential Property Owner	2.4	3.23
Outdoor Advertising Services	2.2	2.98
Stationery, Tablets, and Related Products	1.8	2.46
Equipment Rental Services	1.8	2.44
Asset Recovery Services	1.6	2.14
Total	$125.2	171.54%

(1)	The Company’s investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR (“London Interbank Offered Rate”) or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2014. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed.
(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.
(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Full Circle Capital Corporation’s equity investment in New Media West, LLC is held through its wholly owned subsidiary FC New Media, Inc.
(6)	Full Circle Capital Corporation’s equity investment in Takoda Resources Inc. is held through its wholly owned subsidiary FC Takoda Holdings, LLC.
(7)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly owned subsidiary TransAmerican Asset Servicing Group, Inc.
(8)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly owned subsidiary FC New Specialty Foods, Inc.
(9)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
(10)	Investments were on non-accrual status as of June 30, 2014.
*	Investment is not a qualifying asset under Section 55(a) of the 1940 Act.
**	Interest rate shown reflects yield to maturity at time of purchase.
***	Security pays all or a portion of its interest in kind.
****	Security is a “when issued” security.
ˆ	Security is a non-income producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 1. Organization

References herein to “we”, “us” or “our” refer to Full Circle Capital Corporation and Subsidiaries (“Full Circle Capital” or the “Company”) unless the context specifically requires otherwise.

We were formed as Full Circle Capital Corporation, a Maryland corporation, on April 16, 2010 and were funded in an initial public offering, or IPO, completed on August 31, 2010. We are a non-diversified, closed-end investment company that has filed an election to be treated as a business development company, or BDC, under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we expect to qualify annually as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. We invest primarily in senior secured term debt issued by middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. Financial information for the year ended June 30, 2014 is derived from the Company’s audited financial statements.

Note 2. Significant Accounting Policies

Use of Estimates and Basis of Presentation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

Interim financial statements are prepared in accordance with GAAP for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X. Accordingly, they do not include all of the information and notes required by GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations will not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending June 30, 2015.

The June 30, 2014 and December 31, 2013 Consolidated Financial Statements were reclassified in order to be consistent with the new format used for the December 31, 2014 Consolidated Financial Statements.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated Investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities owned by another company or person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments acquired, respectively, in the Consolidated Statements of Assets and Liabilities.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 2. Significant Accounting Policies – (continued)

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Full Circle West, Inc., FC New Media, Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., and FC Takoda Holdings, LLC, our wholly owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

Valuation of Investments

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers or market makers. Debt and equity securities for which market quotations are not readily available or are not considered to be the best estimate of fair value are valued at fair value as determined in good faith by the Board of Directors (the “Board”). Because the Company expects that there will not be a readily available market value for many of the investments in the Company’s portfolio, it is expected that many of the Company’s portfolio investments’ values will be determined in good faith by the Board in accordance with a documented valuation policy that has been reviewed and approved by the Board and in accordance with GAAP. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

In determining fair value, Full Circle Capital’s Board uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Board or the Audit Committee of the Board (the “Audit Committee”), does not represent fair value, are valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with the Company’s senior management. Independent third-party valuation firms are engaged by, or on behalf of, the Audit Committee to conduct independent appraisals or review management’s preliminary valuations or make their own independent assessment, for certain assets;

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 2. Significant Accounting Policies – (continued)

3.	The Audit Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of the Company and, where appropriate, the independent valuation firms; and
4.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input from the Company, estimates from the independent valuation firms and the recommendations of the Audit Committee.

GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 2. Significant Accounting Policies – (continued)

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio consists primarily of private debt instruments. Investments for which market quotations are readily available (“Level 2 Debt”) are valued using market quotations, which are generally obtained from an independent pricing service or broker-dealers. For other debt investments (“Level 3 Debt”) market quotations are not available and other techniques are used to determine fair value. The Company considers its Level 3 debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions, success and prepayment fees, and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board may evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third-party valuation agents and other data as may be acquired and analyzed by management and the Board.

Investments in Private Companies

The Board determines the fair value of its investments in private companies where no market quotations are readily available by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including work performed by third-party valuation agents. These nonpublic investments are included in Level 3 of the fair value hierarchy.

Warrants

The Board will ascribe value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Fair Value of Financial Instruments

The carrying amounts of the Company’s financial instruments, including cash, accounts payable and accrued expenses, approximate fair value due to their short-term nature. The carrying amounts and fair values of the Company’s long-term obligations are disclosed in Note 8.

Cash

The Company places its cash with J.P. Morgan Chase Bank N.A. and Santander Bank, N.A. f/k/a Sovereign Bank. N.A. (“Santander Bank”), and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Revenue Recognition

Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 2. Significant Accounting Policies – (continued)

loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and/or commitment fees are recorded as interest income. Generally, when a payment default occurs on a loan in the portfolio, or if the Company otherwise believes that the issuer of the loan will not be able to make contractual interest payments, the Company may place the loan on non-accrual status and cease recognizing interest income on the loan until all principal and interest is current through payment, or until a restructuring occurs, and the interest income is deemed to be collectible. The Company may make exceptions to this policy if a loan has sufficient collateral value and is in the process of collection or is viewed to be able to pay all amounts due if the loan were to be collected on through an investment in or sale of the business, the sale of the assets of the business, or some portion or combination thereof.

Dividend income is recorded on the ex-dividend date.

Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income as earned, usually when received. Other fee income, including administrative and unused line fees, is included in Other Income. Income from such sources was $445,348 and $1,206,288 for the three months ended December 31, 2014, and 2013, respectively and $654,373 and 1,397,243 for the six months ended December 31, 2014, and 2013, respectively.

Change in unrealized gain (loss) on investments

Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

From time to time, the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Consolidated Statements of Operations as an increase in the Net Change in Unrealized Gain (Loss) on Investments.

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We will be required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gains to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) each calendar year sum of (1) 98% of our net ordinary income for each calendar year, (2) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), we will generally be required to pay an excise tax equal to 4% of the amount by the which Minimum Distribution Amount exceeds the distributions for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 2. Significant Accounting Policies – (continued)

taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

Distributions

Distributions to common stockholders are recorded on the ex-dividend date. The amounts, if any, of our monthly distributions are approved by our Board each quarter and are generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Guarantees and Indemnification Agreements

We follow ASC Topic 460 — Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“ASC 460”). The application of ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the consolidated financial statements. Refer to Note 5 for further discussion of guarantees and indemnification agreements.

Per Share Information

Basic and diluted earnings (loss) per common share is calculated using the weighted average number of common shares outstanding for the period presented. Basic and diluted earnings (loss) per share for the three and six months ended December 31, 2014, and 2013, respectively, were the same since there are no potentially dilutive securities outstanding.

Organizational Expenses and Offering Costs

The Company did not incur organizational expenses for the three or six months ended December 31, 2014, and 2013. The Company complies with the requirements of ASC 340-10-S99-1, “Expenses of Offering”. Deferred offering costs consist principally of legal and audit costs incurred through the balance sheet date that are related to an offering of equity securities. Such costs are charged against the gross proceeds of the offering or will be charged to the Company’s operations if the offering is not completed. Offering expenses related to the Company’s July 14, 2014 offering were $37,775. Refer to Note 6.

Capital Accounts

Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, accumulated net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013.

The Company does not believe that the adoption of any recently issued accounting standards had or will have a material impact on its current financial position and results of operations.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 3. Concentration of Credit Risk and Liquidity Risk

In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The Company utilizes two financial institutions to provide financing, which are essential to its business. There are a number of other financial institutions available that could potentially provide the Company with financing. Management believes that such other financial institutions would likely be able to provide similar financing with generally comparable terms. However, a change in financial institutions at the present time could cause a delay in service provisioning or result in potential lost opportunities, which could adversely affect operating results.

Note 4. Earnings (Loss) per Common Share — Basic and Diluted

The following information sets forth the computation of basic and diluted earnings (loss) per common share for the three and six months ended December 31, 2014, and December 31, 2013:

	Three months ended December 31,		Six months ended December 31,
	2014	2013	2014	2013
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
Per Share Data(1):
Net Increase (Decrease) in Net Assets Resulting from Operations	$(6,572,870)	$(1,219,940)	$(6,344,172)	$(3,477,089)
Weighted average shares outstanding for period	11,949,034	7,569,382	11,913,284	7,569,382
Basic and diluted earnings (loss) per common share	$(0.55)	$(0.16)	$(0.53)	$(0.46)

(1)	Per share data based on weighted average shares outstanding.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

On June 24, 2014, the Board re-approved an investment advisory agreement (the “Investment Advisory Agreement”) with Full Circle Advisors, LLC (the “Adviser”) under which the Adviser, subject to the overall supervision of our Board, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services, the Adviser receives a fee from us, consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, as adjusted, at

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The total base management fees earned by the Adviser for the three and six months ended December 31, 2014, were $581,329 and $1,153,887, respectively. The total base management fee payable to the Adviser as of December 31, 2014, was $581,329, after reflecting payment of $1,048,153, for the six months ended December 31, 2014, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates. The total base management fees earned by the Adviser for the three and six months ended December 31, 2013, were $382,489 and $791,747, respectively.

The incentive fee has two parts. The first part of the incentive fee (the “Income incentive fee”) is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company (the “Administrator”), and any interest expenses and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include organizational costs or any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Full Circle Capital. There were no incentive fees earned on realized capital gains for the three and six months ended December 31, 2014 and 2013.

Income incentive fees of $526,242 and $916,092 were earned by the Adviser for the three and six months ended December 31, 2014, respectively, and the total income incentive fee payable to the Adviser as of December 31, 2014 was $526,242, after reflecting payment of $759,982 during the six months ended December 31, 2014, and is included in the Consolidated Statements of Assets and Liabilities in Due to Affiliates. Income incentive fees of $474,897 and $789,636 were earned by the Adviser for the three and six months ended December 31, 2013, respectively.

The Adviser has agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.50% of our net assets, beginning with our fiscal quarter ending September 30, 2014 through the end of our fiscal year 2015. For our fiscal year 2016 and beyond, the Adviser has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of our net assets. The expense reimbursements from the Adviser for the three and six months ended December 31, 2014 were $248,373 and $531,047, respectively, and the total expense reimbursement payable by the Adviser as of December 31, 2014 was $308,882, after reflecting payment of $222,165 during the six months ended December 31, 2014 and is included in Due from Affiliate on the Consolidated Statement of Assets and Liabilities.

The Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010.

Administration Agreement

On June 24, 2014, the Board re-approved an Administration Agreement with the Administrator under which the Administrator, among other things, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Full Circle Service Company’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

The Administrator, and Conifer Asset Solutions LLC, f/k/a Vastardis Fund Services LLC (“Conifer” or the “Sub-Administrator”), may also provide administrative services to the Adviser. As a result, the Adviser also reimburses the Administrator and/or the Sub-Administrator for its allocable portion of the Administrator’s and/or Sub-Administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent the Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by the Administrator to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for Full Circle Capital.

Sub-Administration Agreement

The Administrator has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, the Administrator pays Conifer an asset-based fee with a $200,000 annual minimum as adjusted for any reimbursement of expenses. This asset-based fee will vary depending upon our gross assets, as adjusted, as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Additionally, prior to September 30, 2013, we reimbursed the Administrator for the fees charged for the services of William E. Vastardis, our Chief Financial Officer, Treasurer and Secretary, at an annual rate of up to $250,000. On September 9, 2013, the Company’s Board of Directors appointed Michael J. Sell to succeed William E. Vastardis as our Chief Financial Officer, Treasurer and Secretary effective as of September 30, 2013. Mr. Vastardis is the Chairman of Conifer Asset Solutions LLC.

For the three and six months ended December 31, 2014, the Company incurred $179,470 and $355,147, respectively, of expenses under the Administration Agreement, $66,595 and $129,804, respectively, of which were earned by the Sub-Administrator and $75,913 and $151,826, respectively, were paid for officers’ compensation. The remaining $36,962 and $73,517, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statements of Operations.

For the three and six months ended December 31, 2013, the Company incurred $160,410 and $349,578, respectively, of expenses under the Administration Agreement, $50,000 and $100,000, respectively, of which were earned by the Sub-Administrator and $75,529, and $150,867, respectively, were paid for officers’ compensation. The remaining $34,881 and $98,711, respectively, was recorded as an Allocation of Overhead Expenses to the Administrator in the Consolidated Statement of Operations.

On June 4, 2014, we formed FC Capital Investment Partners (“FCIP”), a multiple series private fund, for which we serve as the managing member and investment adviser. FCIP was formed as a Delaware limited liability company and operates under a Limited Liability Company agreement dated June 13, 2014. FCIP closed its first series on June 17, 2014, raising approximately $5.6 million in capital from investors.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

FCIP closed its second series on September 25, 2014, raising approximately $10.0 million in capital from investors. We may co-invest in certain portfolio investments from time to time with one or more series issued by FCIP where we determine that the aggregate available investment opportunity exceeds what we believe would be appropriate for us to acquire directly, subject to certain conditions. During the three and six months ended December 31, 2014, Full Circle Capital Corporation recognized $18,440 and $29,490, respectively, in management fee income related to the services performed for FCIP. Such amounts are included in Other Income on the Statements of Operations for the three months ended December 31, 2014 and the six months ended December 31, 2014, respectively

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investments in Texas Westchester Financial, LLC, New Media West, LLC, TransAmerican Asset Servicing Group, LLC, Takoda Resources Inc., and The Finance Company, LLC, the Company has provided managerial assistance during the period for which no fees were charged. Our Co-Chief Executive Officer and Chairman, John Stuart, currently serves as a director of The Finance Company, LLC, New Media West, LLC and Takoda Resources Inc. Lawrence Chua, a Vice President of Full Circle Advisors, serves on the board of Takoda Resources Inc.

As of December 31, 2014, only one non-control investment, JN Medical Corporation, had accepted our offer for managerial services during the current fiscal year. No fees have been charged to JN Medical Corporation for such services.

Note 6. Equity Offerings, Related Expenses and Other Stock Issuances

Offering expenses are generally charged against paid-in capital in excess of par. The proceeds raised, the related underwriting fees, the offering expenses, and the price at which common stock was issued, since inception, are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued		Gross Proceeds Raised, Net Assets Acquired and Dividends Reinvested	Underwriting Fees		Offering Expenses	Gross Offering Price
April 16, 2010	100		$1,500	$—		$—	$15.00 per/share
August 31, 2010	4,191,415	(1)	$42,425,564	$—		$—	$10.13 per/share	(2)
August 31, 2010	2,000,000		$18,000,000	$1,350,000		$1,052,067	$9.00 per/share
November 27, 2012	1,350,000		$10,665,000	$533,250		$153,330	$7.90 per/share
January 14, 2014	1,892,300	(3)	$13,492,099	$539,684		$261,994	$7.13 per/share
February 27, 2014	630,000		$4,920,300	$—	(4)	$47,236	$7.81 per/share
June 19, 2014	1,351,352		$10,000,005	$—	(4)	$44,826	$7.40 per/share
July 14, 2014	506,000		$3,744,000	$—	(4)	$37,775	$7.40 per/share

(1)	Includes 403,662 shares that were issued on September 30, 2010 upon the expiration of the overallotment option granted to the underwriters in connection with our initial public offering. Such shares were deemed to be outstanding at August 31, 2010.
(2)	Based on weighted average price assigned to shares.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 6. Equity Offerings, Related Expenses and Other Stock Issuances  – (continued)

(3)	Includes 242,300 overallotment shares that were granted to the underwriters in connection with our January 14, 2014 follow-on offering. The underwriters exercised their option to purchase additional shares on January 27, 2014. Such shares were deemed to be outstanding at January 14, 2014.
(4)	This was a registered offering placed directly with investors.

Note 7. Financial Highlights

	Three months ended December 31, 2014		Three months ended December 31, 2013
	(Unaudited)		(Unaudited)
Per Share Data(1):
Net asset value at beginning of period	$6.24		$7.48
Accretion (dilution) from offering(3)	—		—
Offering costs	(0.00)		—
Net investment income	0.19		0.25
Net change in unrealized gain (loss)	(0.64)		(0.34)
Net realized gain (loss)	(0.11)		(0.07)
Dividends from net investment income	(0.19)		(0.23)
Return of capital	(0.01)		—
Net asset value at end of period	$5.48		$7.09
Per share market value at end of period	$4.52		$7.04
Total return based on market value	(26.37	)%(5)	(15.03	)%(5)
Total return based on net asset value	(8.59	)%(5)	(2.19	)%(5)
Shares outstanding at end of period	11,949,034		7,569,382
Weighted average shares outstanding for period	11,949,034		7,569,382
Ratio/Supplemental Data:
Net assets at end of period	$65,539,218		$53,669,896
Average net assets	$70,038,296		$55,154,130
Annualized ratio of gross operating expenses to average net assets(6)	15.90%		15.09%
Annualized ratio of net operating expenses to average net assets(6)	14.50%		15.09%
Annualized ratio of net investment income to average net assets(6)	13.33%		13.66%
Annualized ratio of net operating expenses excluding management fees, incentive fees, and interest expense to average net assets(6)	1.55%		3.75%
Portfolio Turnover(7)	18%		26%

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 7. Financial Highlights  – (continued)

	Six months ended December 31, 2014		Six months ended December 31, 2013
	(Unaudited)		(Unaudited)
Per Share Data(1):
Net asset value at beginning of period	$6.38		$8.01
Accretion (dilution) from offering(3)	0.04		—
Offering costs	0.00		—
Net investment income	0.35		0.42
Net change in unrealized gain (loss)	(0.81)		(0.73)
Net realized gain (loss)	(0.08)		(0.15)
Dividends from net investment income	(0.35)		(0.42)
Return of capital	(0.05)		(0.04)
Net asset value at end of period	$5.48		$7.09
Per share market value at end of period	$4.52		$7.04
Total return based on market value	(37.87	)%(5)	(4.47	)%(5)
Total return based on net asset value	(7.79	)%(5)	(6.01	)%(5)
Shares outstanding at end of period	11,949,034		7,569,382
Weighted average shares outstanding for period	11,913,284		7,569,382
Ratio/Supplemental Data:
Net assets at end of period	$65,539,218		$53,669,896
Average net assets	$72,762,729		$58,614,329
Annualized ratio of gross operating expenses to average net assets(6)	14.54%		13.78%
Annualized ratio of net operating expenses to average net assets(6)	13.10%		13.78%
Annualized ratio of net investment income to average net assets(6)	11.44%		10.64%
Annualized ratio of net operating expenses excluding management fees, incentive fees, and interest expense to average net assets(6)	1.51%		3.55%
Portfolio Turnover(7)	40%		39%

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 7. Financial Highlights  – (continued)

	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		For the period from August 31, 2010 (commencement of operations) to June 30, 2011
Per Share Data(1)(2):
Net asset value at beginning of period	$8.01		$8.59		$9.08		$9.40
Accretion (dilution) from offering(3)	0.03		(0.18)		—		—
Offering costs	(0.04)		(0.02)		—		(0.04)
Net investment income (loss)	0.71		0.77		0.78		0.70
Net change in unrealized gain (loss)	(1.36)		0.37		(0.32)		(0.29)
Net realized gain (loss)	(0.11)		(0.60)		(0.03)		0.06
Dividends from net investment income	(0.69)		(0.78)		(0.80)		(0.75)
Return of capital	(0.17)		(0.14)		(0.12)		—
Net asset value at end of period	$6.38		$8.01		$8.59		$9.08
Per share market value at end of period	$7.81		$7.83		$7.65		$7.90
Total return based on market value	11.51	%(5)	15.12	%(5)	8.71	%(5)	(4.03	)%(4)
Total return based on net asset value	(11.00	)%(5)	4.94	%(5)	6.20	%(5)	5.62	%(4)
Shares outstanding at end of period	11,443,034		7,569,382		6,219,382		6,219,382
Weighted average shares outstanding for period	8,698,814		7,018,286		6,219,382		6,206,824
Ratio/Supplemental Data:
Net assets at end of period	$72,980,277		$60,644,039		$53,442,785		$56,474,006
Average net assets	$64,360,541		$57,842,601		$55,531,518		$57,455,987
Annualized ratio of gross operating expenses to average net assets(6)	12.11%		11.52%		9.56%		8.49%
Annualized ratio of net operating expenses to average net assets(6)	12.11%		11.52%		8.99%		7.34%
Annualized ratio of net investment income (loss) to average net assets(6)	9.37%		9.30%		8.70%		9.29%
Annualized ratio of net operating expenses excluding management fees, incentive fees, and interest expense to average net assets(6)	3.04%		3.53%		3.15%		2.00%
Portfolio Turnover(7)	88%		73%		58%		54%

(1)	Financial highlights are based on weighted average shares outstanding.
(2)	Financial highlights for the period from April 16, 2010 (inception) through June 30, 2010 are not presented as the Company’s operations were limited to organization and offering activities only.
(3)	Accretion and dilution from offering is based on the net change in net asset value from each follow-on offering.
(4)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $9.00 per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 7. Financial Highlights  – (continued)

(5)	Total return based on market value is based on the change in market price per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.
(6)	Financial Highlights for periods of less than one year are annualized and the ratios of gross and net operating expenses to average net assets and net investment income (loss) to average net assets are adjusted accordingly. Non-recurring expenses were not annualized. For the period from August 31, 2010 (commencement of operations) to June 30, 2011 the Company incurred $102,609 of organizational expenses, which were deemed to be non-recurring.
(7)	Portfolio Turnover is not annualized.

Note 8. Long Term Liabilities

Line of Credit

On June 3, 2013, the Company entered into a credit facility (the “Credit Facility”) with Santander Bank. The facility size was originally $32.5 million and replaced the Company’s First Capital Credit Facility. The Credit Facility was subsequently increased to $45.0 million on November 5, 2013. On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the facility as of December 31, 2014.

The Credit Facility matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from LIBOR (one month, two month or three month, depending on the Company’s option) plus 3.25% to 4.00% per annum, or from Santander Bank’s prime rate plus 1.25% to 2.00% per annum, based on the Company’s election. As of December 31, 2014, one month LIBOR, two month LIBOR, and three month LIBOR respectively were: 0.17%, 0.21%, and 0.26%. As of December 31, 2014, the Prime Rate was 3.25%. In addition, a fee of 0.50% to 1.00% per annum, depending on utilization, is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of the Company’s assets. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

The fees and expenses associated with opening and expanding the Credit Facility are being amortized over the term of the Credit Facility in accordance with ASC 470 — Debt. As of December 31, 2014, of the total $763,984 fees and expenses incurred, $410,767 remains to be amortized and is reflected as Deferred Credit Facility Fees on the Consolidated Statement of Assets and Liabilities.

At December 31, 2014 and June 30, 2014, the Company had outstanding borrowings of $33,817,832 and $8,435,463, respectively under the Credit Facility, which amounts are included as Line of Credit in the Consolidated Statements of Assets and Liabilities.

Distribution Notes

On August 31, 2010, the Company entered into multiple senior unsecured notes (the “Distribution Notes”). The Distribution Notes consisted of $3,404,583 in senior unsecured notes, which bore interest at a fixed rate of 8% per annum, payable quarterly in cash, and were scheduled to mature on February 28, 2014. The Distribution Notes were paid off at par plus accrued interest on July 3, 2013. At December 31, 2014 and June 30, 2014, the Company had no Distribution Notes outstanding.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 8. Long Term Liabilities  – (continued)

Notes Payable

On June 28, 2013, the Company issued $21,145,525 in aggregate principal amount of 8.25% Notes due June 30, 2020 (the “Notes”) (including a partial exercise of the underwriters’ overallotment option in July 2013) for net proceeds of $20,038,250 after deducting underwriting commissions of approximately $860,822 and offering expenses of $246,453.

On July 14, 2014, we closed an offering of our 8.25% fixed-rate notes due 2020. The Notes offering consisted of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note. The sale of the notes resulted in total gross proceeds of $12,687,500. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21,145,525 of currently outstanding Notes.

The offering expenses and underwriting commissions are being amortized over the term of the notes in accordance with ASC 470 — Debt. As of December 31, 2014, of the total $1,338,440 issuance costs incurred, $911,922 remains to be amortized and is reflected as Deferred Debt Issuance Costs in the Consolidated Statement of Assets and Liabilities. Additionally, $169,880 of the $187,500 premium related to the July 14, 2014 issuance remains unamortized and is included in Notes Payable in the Consolidated Statement of Assets and Liabilities.

The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 30, 2016. The Notes are listed on the Nasdaq Global Market under the trading symbol “FULLL” with a par value of $25.00 per share.

The Indenture contains certain covenants, including covenants requiring compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of December 31, 2014, the Company had not repurchased any of the Notes in the open market.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 8. Long Term Liabilities  – (continued)

At December 31, 2014 and June 30, 2014, the Company had a balance of $33,815,406 and $21,145,525 on the Notes, respectively, which is included in the Consolidated Statements of Assets and Liabilities.

The following shows a summary of the Long Term Liabilities as of December 31, 2014 and June 30, 2014.

As of December 31, 2014 (Unaudited)

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$33,817,832	$33,817,832
Notes	33,645,525	33,645,525	34,735,640
Total	$78,645,525	$67,463,357	$68,553,472

As of June 30, 2014

Facility	Commitments	Borrowings Outstanding	Fair Value
Credit Facility(1)	$45,000,000	$8,435,463	$8,435,463
Notes	21,145,525	21,145,525	22,304,300
Total	$66,145,525	$29,580,988	$30,739,763

(1)	On September 12, 2014, the Company entered into an amendment to our Credit Facility with Santander Bank, N.A. to increase the size of the facility from $45.0 million to $60.0 million and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility. The Company has not exercised its option to expand the facility as of December 31, 2014.

As of December 31, 2014 and June 30, 2014, the carrying amount of the Company’s outstanding Credit Facility approximated fair value. The fair values of the Company’s Credit Facility and Notes are determined in accordance with ASC 820, which defines fair value in terms of the price that would be paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. The fair value of the Company’s Notes is determined by utilizing market quotations from the measurement date.

Note 9. Fair Value Measurements

The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). See Note 2 for a discussion of the Company’s policies.

The following table presents information about the Company’s assets measured at fair value as of December 31, 2014 and June 30, 2014, respectively:

As of December 31, 2014 (Unaudited)

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$9,652,500	$114,444,456	$124,096,956
Limited Liability Company Interests, at fair value	—	—	1,675,856	1,675,856
Investments in Warrants, at fair value	—	—	2,686,966	2,686,966
	$—	$9,652,500	$118,807,278	$128,459,778

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 9. Fair Value Measurements  – (continued)

As of June 30, 2014

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$7,175,000	$111,079,608	$118,254,608
Limited Liability Company Interests, at fair value	—	—	3,875,583	3,875,583
Investments in Warrants, at fair value	—	—	3,060,421	3,060,421
U.S. Treasury Securities, at fair value(1)	25,000,147	—	—	25,000,147
	$25,000,147	$7,175,000	$118,015,612	$150,190,759

(1)	U.S. Treasury Securities were purchased and temporarily held in connection with compliance with RIC diversification requirements under Subchapter M of the Code.

During the six months ended December 31, 2014 and the year ended June 30, 2014, there were no transfers in or out of levels.

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

The tables below reflect the changes in Level 3 assets measured at fair value for the six months ended December 31, 2014, the six months ended December 31, 2013 and for the year ended June 30, 2014.

	Six months ended December 31, 2014 (Unaudited)
	Beginning Balance July 1, 2014	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Purchases	Sales & Settlements	Ending Balance December 31, 2014	Change in Unrealized Gains (Losses) for Investments still held at December 31, 2014
Assets
Senior and Subordinated Loans, at fair value	$111,079,608	$543,796	$(4,339,564)	$58,923,107	$(51,762,491)	$114,444,456	$(4,794,879)
Limited Liability Company Interests, at fair value	3,875,583	—	(2,078,009)	—	(121,718)	1,675,856	(1,907,572)
Warrants, at fair value	3,060,421	—	(2,662,855)	2,289,400	—	2,686,966	(2,662,855)
	$118,015,612	$543,796	$(9,080,428)	$61,212,507	$(51,884,209)	$118,807,278	$(9,365,306)

	Six months ended December 31, 2013 (Unaudited)
	Beginning Balance July 1, 2013	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Purchases	Sales & Settlements	Ending Balance December 31, 2013	Change in Unrealized Gains (Losses) for Investments still held at December 31, 2013
Assets
Senior and Subordinated Loans, at fair value	$81,195,958	$193,712	$(5,695,862)	$42,234,365	$(48,246,408)	$69,681,765	$(4,449,459)
Limited Liability Company Interests, at fair value	6,784,435	—	(666,977)	40,284	—	6,157,742	(666,976)
Warrants, at fair value	194,108	—	(258,134)	107,349	—	43,323	(258,134)
	$88,174,501	$193,712	$(6,620,973)	$42,381,998	$(48,246,408)	$75,882,830	$(5,374,569)

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 9. Fair Value Measurements  – (continued)

	Year ended June 30, 2014
	Beginning Balance July 1, 2013	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Purchases	Sales & Settlements	Ending Balance June 30, 2014	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2014
Assets
Senior and Subordinated Loans, at fair value	$81,195,958	$466,767	$(12,452,898)	$124,171,284	$(82,301,503)	$111,079,608	$(12,199,647)
Limited Liability Company Interests, at fair value	6,784,435	—	(2,949,136)	40,284	—	3,875,583	(2,949,136)
Warrants, at fair value	194,108	—	1,624,819	1,241,494	—	3,060,421	1,624,819
	$88,174,501	$466,767	$(13,777,215)	$125,453,062	$(82,301,503)	$118,015,612	$(13,523,964)

Realized and unrealized gains and losses are included in net realized gain (loss) on investments and net change in unrealized gain (loss) on investments in the Consolidated Statement of Operations. The change in unrealized losses for Level 3 investments still held at December 31, 2014 of $9,365,306 is included in net change in net unrealized gain (loss) on investments in the Consolidated Statement of Operations for the six months ended December 31, 2014.

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2014:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$96,539,235	Discounted cash flows (income approach)	Discount Rate	9.59% – 50.00% (16.48%)
	13,607,669	Precedent Transactions	Transaction Value	N/A
	4,297,552	Liquidation Value	Asset Value	N/A
Total Senior and Subordinated Loans	114,444,456
Limited Liability Interests and Warrants (Private Companies)	4,111,222	Market comparable companies (market approach)	EBITDA multiple	4.25x – 7.13x (5.70x)
	251,600	Liquidation Value	Asset Value	N/A
Total Limited Liability Interests and Warrants (Private Companies)	4,362,822
Warrant (Public Companies)	—	Option Pricing Model	Volatility	40%
Total Investments	$118,807,278

(1)	The average values were determined using the weighted average of the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien debt, second lien debt and subordinated debt), including income-producing investments in funds, is the discount rate. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. In determining the discount rate, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance,

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 9. Fair Value Measurements  – (continued)

leverage levels and credit quality, among other factors in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate discount rate to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s private equity and warrant investments is the EBITDA multiple, which is used to determine the Enterprise Value. Significant increases (decreases) in the Enterprise Value in isolation would result in a significantly higher (lower) fair value measurement. To determine the Enterprise Value for the market approach, the Company considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The primary unobservable inputs used in the fair value measurement of the Company’s warrant investments, when using an option pricing model, are the discount rate and volatility. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the volatility in isolation would result in a significantly higher (lower) fair value measurement. Changes in one or more factors can have a similar directional change on other factors in determining the appropriate discount rate or volatility to use in the valuation of a warrant using an option pricing model.

Note 10. Derivative Contracts

In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

The warrants provide exposure and potential gains upon equity appreciation of the portfolio company’s equity value.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As a warrant’s expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

The Company has written a warrant to sell within a limited time, a financial instrument at a contracted price based on differentials between specified prices. Written warrants may expose the Company to market risk of an unfavorable change in the financial instrument underlying the written warrant. The written warrant is on 360 of the Company’s 720 limited liability company interests in New Media West, LLC and has a strike price of $3,250,000, which increases over time to $3,500,000. This warrant expires on December 18, 2019. At December 31, 2014, the strike price is greater than the fair market value of the limited liability company interests of $0 and therefore has no intrinsic value.

Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 11. Subsequent Events

Recent Portfolio Activity

On January 21, 2015, the Company partially exercised its warrant issued by Advanced Cannabis Solutions, Inc. in a cashless exercise in exchange for 660,263 shares of Advanced Cannabis Solutions, Inc. The cashless exercise reduced the amount of common shares underlying the remaining warrant by 1,215,000 leaving the Company with a warrant to purchase 185,000 shares in Advanced Cannabis Solutions, Inc. with a strike price of $4.00 per share.

On January 30, 2015, the Company funded $2.0 million of a $50.0 million second lien term loan with GK Holdings, Inc, an IT and business skill training company. The credit facility bears interest at one month LIBOR plus 9.50% with a LIBOR floor of 1.00% and has a final maturity of January 30, 2022.

Appointment of Chief Executive Officer

The Board of Directors (the “Board”) has appointed Gregg J. Felton as Chief Executive Officer in place of his previous position as Co-Chief Executive Officer of the Company, effective as of February 9, 2015. In connection with Mr. Felton’s appointment, John E. Stuart resigned his position as the Company’s Co-Chief Executive Officer, but will continue to serve as Chairman of the Board.

Note 12. Supplemental Financial Data

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in four majority owned portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of one portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08(g), along with summarized financial information as of November 30, 2014.

New Media West, LLC

New Media West, LLC provides digital satellite television, high speed internet, voice over IP and other information and communication services, primarily to residents living in the Southwest United States. New Media West derives revenue through the sale of subscription services to owners and residents of MDUs under long-term right of entry agreements. The loss the Company generated from New Media West, LLC, which includes all interest and unrealized depreciation, was $0.3 million and $0.4 million for the three months ended December 31, 2014 and 2013, respectively, and $1.6 million and $0.7 million for the six months ended December 31, 2014 and 2013, respectively.

The summarized financial information of our unconsolidated subsidiary was as follows (dollars in thousands):

	As of
Balance Sheet – New Media West, LLC	November 30, 2014	June 30, 2014
Current Assets	$758	$1,239
Noncurrent Assets	6,057	6,809
Total assets	$6,815	$8,048
Current liabilities	$1,084	$1,174
Noncurrent liabilities	4,143	4,365
Total liabilities	$5,227	$5,539
Total equity	$1,588	$2,509

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Note 12. Supplemental Financial Data  – (continued)

	Three Months Ended		Six Months Ended
Statements of Operations – New Media West, LLC	November 30, 2014	December 31, 2013	November 30, 2014	December 31, 2013
Net Sales	$887	$1,134	$1,832	$2,388
Cost of goods sold	568	837	1,179	1,524
Gross profit	$319	$297	$653	$864
Other expenses	$858	$924	$1,749	$1,866
Net loss	$(539)	$(627)	$(1,096)	$(1,002)

Note 13. Commitments and contingencies

In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time. As of December 31, 2014, we had approximately $2.6 million in unfunded loan commitments, subject to our approval in certain instances, to provide debt financing to certain of our portfolio companies.

The Company is currently not subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our business, financial condition or results of operations.

Note 14. Selected Quarterly Financial Data (Unaudited)

	Total Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	$867,582	$0.42	$306,783	$0.15	$(99,791)	$(0.05)	$206,992	$0.10
December 31, 2010	2,678,197	0.43	1,495,125	0.24	(137,707)	(0.02)	1,357,418	0.22
March 31, 2011	2,305,423	0.37	1,361,635	0.22	(799,361)	(0.13)	562,274	0.09
June 30, 2011	2,108,426	0.34	1,170,836	0.19	(415,206)	(0.07)	755,630	0.12
September 30, 2011	2,558,243	0.41	1,544,342	0.25	54,991	0.01	1,599,333	0.26
December 31, 2011	2,398,665	0.39	1,098,640	0.18	(846,099)	(0.14)	252,541	0.04
March 31, 2012	2,388,960	0.38	1,118,574	0.18	405,240	0.07	1,523,814	0.25
June 30, 2012	2,481,143	0.40	1,071,947	0.17	(1,769,463)	(0.28)	(697,516)	(0.11)
September 30, 2012	2,773,303	0.45	1,238,245	0.20	(343,354)	(0.06)	894,891	0.14
December 31, 2012	3,099,599	0.46	1,465,650	0.22	(1,893,852)	(0.28)	(428,202)	(0.06)
March 31, 2013	2,843,041	0.38	1,312,164	0.18	168,654	0.02	1,480,818	0.20
June 30, 2013	3,330,080	0.44	1,364,522	0.18	489,114	0.06	1,853,636	0.24
September 30, 2013	3,218,186	0.43	1,244,227	0.16	(3,501,376)	(0.46)	(2,257,149)	(0.30)
December 31, 2013	3,996,903	0.53	1,899,588	0.25	(3,119,528)	(0.41)	(1,219,940)	(0.16)
March 31, 2014	3,191,624	0.34	1,406,379	0.15	1,975,143	0.21	3,381,522	0.36
June 30, 2014	3,416,980	0.33	1,480,527	0.15	(9,007,355)	(0.79)	(7,526,828)	(0.73)
September 30, 2014	4,086,624	0.34	1,842,074	0.16	(1,613,376)	(0.14)	228,698	0.02

(1)	Per share amounts are calculated using weighted average shares outstanding during the period, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATMENTS (Unaudited)
December 31, 2014

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Full Circle Capital Corporation:

We have audited the accompanying consolidated statement of assets and liabilities of Full Circle Capital Corporation (the “Company”), including the consolidated schedule of investments, as of June 30, 2014, and the related consolidated statements of operations, changes in net assets, and cash flows for the year then ended. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. Our procedures included confirmation of securities owned as of June 30, 2014, by correspondence with custodians, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Full Circle Capital Corporation as of June 30, 2014, and the results of its operations, the changes in its net assets and cash flows for the year ended June 30, 2014, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP
New York, New York
September 22, 2014

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholders of
Full Circle Capital Corporation

We have audited the accompanying consolidated statements of assets and liabilities of Full Circle Capital Corporation (the “Company”), including the consolidated schedules of investments as of June 30, 2013, the related consolidated statements of operations, changes in net assets, and cash flows for each of the two years in the period ended June 30, 2013. We have also audited the accompanying consolidated financial highlights for each of the two years in the period ended June 30, 2013, as well as for the period from August 31, 2010 (commencement of operations) to June 30, 2011. These consolidated financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2013 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Full Circle Capital Corporation as of June 30, 2013, the results of their operations and their cash flows for each of the two years in the period ended June 30, 2013, and the consolidated financial highlights for each of the two years in the period ended June 30, 2013 as well as for the period from August 31, 2010 (commencement of operations) to June 30, 2011 in conformity with accounting principles generally accepted in the United States of America.

/s/ Rothstein Kass

Roseland, New Jersey
September 12, 2013

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

		June 30, 2014	June 30, 2013
Assets
Control Investments at Fair Value (Cost of $20,253,149 and $18,139,543, respectively)	(NOTE 2, 9)	$17,539,057	$19,115,440
Affiliate Investments at Fair Value (Cost of $20,177,115 and $17,954,622, respectively)	(NOTE 2, 9)	14,588,417	16,547,903
Non-Control/Non-Affiliate Investments at Fair Value (Cost of $123,605,311 and $53,220,538, respectively)	(NOTE 2, 9)	118,063,285	52,511,158
Total Investments at Fair Value (Cost of $164,035,575 and $89,314,703, respectively)		150,190,759	88,174,501
Cash		—	18,029,115
Deposit with Broker		2,525,000	—
Interest Receivable	(NOTE 2)	1,016,726	1,097,970
Principal Receivable		207,233	104,768
Dividends Receivable		—	36,705
Due from Affiliate		4,273	—
Due from Portfolio Investment		135,288	105,030
Receivable from Notes Offering		—	2,299,704
Prepaid Expenses		57,470	61,198
Other Assets		750,326	1,437,273
Deferred Offering Expenses		—	86,834
Deferred Debt Issuance Costs	(NOTE 8)	947,937	1,086,895
Deferred Credit Facility Fees	(NOTE 8)	449,350	543,846
Total Assets		156,284,362	113,063,839
Liabilities
Due to Affiliates	(NOTE 5)	891,966	728,371
Bank Overdraft		821,316	—
Accounts Payable		154,771	471,297
Accrued Liabilities		30,086	10,172
Due to Broker		25,000,221	—
Payable for Investments Acquired		24,900,172	—
Dividends Payable		766,683	582,842
Interest Payable		45,254	134,167
Other Liabilities		1,076,800	358,696
Accrued Offering Expenses		35,828	—
Line of Credit	(NOTE 8)	8,435,463	25,584,147
Notes Payable 8.25% due June 30, 2020	(NOTE 8)	21,145,525	21,145,525
Distribution Notes	(NOTE 8)	—	3,404,583
Total Liabilities		83,304,085	52,419,800
Net Assets		$72,980,277	$60,644,039
Components of Net Assets
Common Stock, par value $0.01 per share (100,000,000 authorized; 11,443,034 and 7,569,382 issued and outstanding, respectively)		$114,430	$75,694
Paid-in Capital in Excess of Par		92,103,666	66,319,579
Distributions in Excess of Net Investment Income		(131,251)	(200,200)
Accumulated Net Realized Losses		(5,261,752)	(4,410,832)
Accumulated Net Unrealized Losses		(13,844,816)	(1,140,202)
Net Assets		$72,980,277	$60,644,039
Net Asset Value Per Share		$6.38	$8.01

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

		Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Investment Income
Interest Income from Non-Control/Non-Affiliate Investments		$6,486,729	$7,400,633	$7,068,048
Interest Income from Affiliate Investments		2,701,361	1,587,281	1,203,935
Interest Income from Control Investments		1,963,407	1,504,343	708,854
Dividend Income from Control Investments		114,704	223,474	57,216
Other Income from Non-Control/Non-Affiliate Investments	(NOTE 2)	2,490,900	1,136,661	489,882
Other Income from Affiliate Investments	(NOTE 2)	16,592	143,631	155,187
Other Income from Control Investments	(NOTE 2)	50,000	50,000	143,889
Total Investment Income		13,823,693	12,046,023	9,827,011
Operating Expenses
Management Fee	(NOTE 5)	1,631,694	1,431,851	1,186,841
Incentive Fee	(NOTE 5)	1,511,362	1,339,833	1,197,590
Total Advisory Fees		3,143,056	2,771,684	2,384,431
Allocation of Overhead Expenses	(NOTE 5)	180,737	310,412	316,173
Sub-Administration Fees	(NOTE 5)	200,000	223,429	312,457
Officers’ Compensation	(NOTE 5)	301,925	300,736	267,153
Total Costs Incurred Under Administration Agreement		682,662	834,577	895,783
Directors’ Fees		127,625	124,500	119,500
Interest Expenses	(NOTE 8)	2,693,487	1,854,495	889,055
Professional Services Expense		610,362	567,126	625,101
Bank Fees		56,184	16,429	12,228
Tax Expenses		—	4,369	—
Other		479,596	492,262	381,202
Total Gross Operating Expenses		7,792,972	6,665,442	5,307,300
Management Fee Waiver and Expense Reimbursement		—	—	(313,792)
Total Net Operating Expenses		7,792,972	6,665,442	4,993,508
Net Investment Income		6,030,721	5,380,581	4,833,503
Net Change in Unrealized Gain (Loss) on Investments		(12,704,614)	2,636,310	(1,979,965)
Net Realized Loss on:
Investments		(947,601)	(4,215,748)	(175,366)
Foreign Currency Transactions		(901)	—	—
Net Realized Loss		(948,502)	(4,215,748)	(175,366)
Net Increase (Decrease) in Net Assets Resulting from Operations		$(7,622,395)	$3,801,143	$2,678,172
Earnings (Loss) per Common Share Basic and Diluted	(NOTE 4)	$(0.88)	$0.54	$0.43
Net Investment Income per Common Share Basic and Diluted		$0.71	$0.77	$0.78
Weighted Average Shares of Common Stock Outstanding Basic and Diluted		8,698,814	7,018,286	6,219,382

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Increase (Decrease) in Net Assets Resulting from Operations:
Net Investment Income	$6,030,721	$5,380,581	$4,833,503
Net Change in Unrealized Gain (Loss) on Investments	(12,704,614)	2,636,310	(1,979,965)
Net Realized Loss on:
Investments	(947,601)	(4,215,748)	(175,366)
Foreign Currency Transactions	(901)	—	—
Net Realized Loss	(948,502)	(4,215,748)	(175,366)
Net Increase (Decrease) in Net Assets Resulting from Operations	(7,622,395)	3,801,143	2,678,172
Dividends to Shareholders	(7,560,031)	(6,578,309)	(5,709,393)
Capital Share Transactions:
Issuance of Common Stock	28,412,404	10,665,000	—
Less Offering Costs and Underwriting Fees	(893,740)	(686,580)	—
Net Increase in Net Assets Resulting from Capital Share Transactions	27,518,664	9,978,420	—
Total Increase (Decrease) in Net Assets	12,336,238	7,201,254	(3,031,221)
Net Assets at Beginning of Year	60,644,039	53,442,785	56,474,006
Net Assets at End of Year	$72,980,277	$60,644,039	$53,442,785
Capital Share Activity:
Shares Issued	3,873,652	1,350,000	—
Shares Outstanding at Beginning of Year	7,569,382	6,219,382	6,219,382
Shares Outstanding at End of Year	11,443,034	7,569,382	6,219,382

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Resulting from Operations	$(7,622,395)	$3,801,143	$2,678,172
Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting from Operations to Net Cash Used in Operating Activities
Purchases of Investments	(203,504,693)	(137,146,751)	(175,349,323)
Proceeds from Sale or Refinancing of Investments	128,301,503	142,607,861	161,664,071
Net Realized Loss on:
Investments	947,601	4,215,748	175,366
Foreign Currency Transactions	901	—	—
Net Change in Unrealized (Gain) Loss on Investments	12,704,614	(2,636,310)	1,979,965
Amortization and Accretion of Fixed Income Premiums and Discounts	(466,184)	(368,279)	(522,732)
Amortization of Deferred Debt Issuance Costs	158,060	1,277	—
Amortization of Deferred Credit Facility Fees	279,561	16,950	—
Change in Operating Assets and Liabilities
Deposit with Broker	(2,525,000)	2,350,000	307,859
Interest Receivable	81,244	(195,259)	(222,184)
Principal Receivable	(102,465)	408,604	(513,372)
Dividends Receivable	36,705	(36,705)	—
Due from Affiliate	(4,273)	—	—
Due from Portfolio Investment	(30,258)	(93,890)	(11,140)
Prepaid Expenses	3,728	(18,145)	(9,411)
Other Assets	686,947	(1,411,774)	187,462
Due to Affiliates	163,595	148,018	(12,065)
Accounts Payable	(316,526)	355,556	(548)
Accrued Liabilities	19,914	(69,479)	6,423
Due to Broker	25,000,221	(22,500,041)	(3,499,591)
Payable for Investments Acquired	24,900,172	—	—
Interest Payable	(88,913)	(8,351)	119,157
Other Liabilities	718,104	218,238	(271,713)
Net Cash Used in Operating Activities	(20,657,837)	(10,361,589)	(13,293,604)
Cash Flows from Financing Activities:
Bank Overdraft	821,316	—	—
Borrowings Under Credit Facility	133,483,457	98,538,884	74,148,309
Payments Under Credit Facility	(150,632,141)	(91,499,397)	(55,603,649)
Dividends Paid to Shareholders	(7,376,190)	(6,474,359)	(6,629,862)
Deferred Credit Facility Fees	(185,065)	(510,796)	—
Deferred Debt Issuance Costs	(19,102)	—	—
Payment of Offering Expenses and Underwriting Fees	(771,078)	(725,426)	(47,988)
Payment of Distribution Notes	(3,404,583)	—	—
Proceeds From Notes Payable	2,299,704	17,757,649	—
Proceeds From Issuance of Common Stock	28,412,404	10,665,000	—
Net Cash Provided by Financing Activities	2,628,722	27,751,555	11,866,810
Total Increase (Decrease) in Cash	(18,029,115)	17,389,966	(1,426,794)
Cash Balance at Beginning of Year	18,029,115	639,149	2,065,943
Cash Balance at End of Year	$—	$18,029,115	$639,149
Supplemental Disclosure of Non-Cash Financing Activity:
Dividends Declared, not yet Paid	$766,683	$582,842	$478,892
Accrued Offering Expenses	$35,828	$—	$19,697
Supplemental Disclosure of Cash Flow Information:
Cash Paid During the Year for Interest	$2,344,779	$1,844,619	$769,898

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(3)
New Media West, LLC	Cable TV/ Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017	$4,826,711	$4,826,711	$4,605,326	6.31%
		Limited Liability Company Interestsˆ,(5)	720	3,600,000	1,061,353	1.45%
New Media West, LLC Total				8,426,711	5,666,679	7.76%
Takoda Resources Inc.*	Geophysical Surveying And Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016	$2,692,828	2,692,828	2,557,379	3.50%
		Common Stockˆ,(6)	749	—	—	—%
Takoda Resources Inc. Total				2,692,828	2,557,379	3.50%
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interestsˆ	9,278	905,819	540,037	0.74%
The Finance Company, LLC	Consumer Financing	Senior Secured Term Loan, 15.00% (LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$5,163,547	5,117,223	5,258,384	7.21%
		Limited Liability Company Interests	50	140,414	1,956,521	2.68%
The Finance Company, LLC Total				5,257,637	7,214,905	9.89%
TransAmerican Asset Servicing Group, LLC	Asset Recovery Services	Senior Secured Revolving Loan, 12.00%, 7/25/2016	$3,008,154	2,970,154	1,560,057	2.14%
		Limited Liability Company Interestsˆ,(7)	75	—	—	—%
TransAmerican Asset Servicing Group, LLC Total				2,970,154	1,560,057	2.14%
Total Control Investments				20,253,149	17,539,057	24.03%
Affiliate Investments(4)
Advanced Cannabis Solutions, Inc.	Non-Residential Property Owner	Warrant for 1,000,000 shares (at a $5.50 strike price), 1/21/2017	1	500,000	2,356,212	3.23
Modular Process Control, LLC	Energy Efficiency Services	Senior Secured Revolving Loan, 14.50% (LIBOR plus 13.50%, 14.50% floor), 3/28/2017	$984,569	956,401	984,569	1.35%
		Senior Secured Term Loan, 15.50% (LIBOR plus 14.50%, 15.50% floor), 3/28/2017	$5,000,000	4,768,199	2,845,333	3.90%
		Senior Secured Term Loan – Tranche 2, 18.00%, 3/28/2017***	$795,237	795,237	141,208	0.19%
		Modular Process Control, LLC – Warrant for 14.50% of the outstanding Class B LLC Interests (at a $0.01 strike price), expire 3/28/2023ˆ	1	288,000	—	—%
Modular Process Control, LLC Total				6,807,837	3,971,110	5.44%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
ProGrade Ammo Group, LLC	Munitions	Senior Secured Revolving Loan, 9.19% (LIBOR plus 9.00%, 9.19% floor), 3/30/2016	$3,249,300	$3,249,300	$3,249,300	4.45%
		Senior Secured Term Loan, 16.19% (LIBOR plus 16.00%, 16.19% floor), 3/30/2016	$4,843,750	4,839,156	883,984	1.21%
		Warrants for 9.5% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018ˆ	181,240	176,770	—	—%
ProGrade Ammo Group, LLC Total				8,265,226	4,133,284	5.66%
SOLEX Fine Foods, LLC; Catsmo, LLC	Food Distributors & Wholesalers	Senior Secured Term Loan, 12.30% (LIBOR plus 12.14%), 12/28/2016	$3,900,000	3,825,213	3,792,490	5.20%
		Limited Liability Company Interestsˆ,(8)	1	290,284	78,775	0.11%
		Warrants for 1.6% of the outstanding LLC interests (strike price $0.01), expire 12/31/2022ˆ,(8)	1	58,055	17,649	0.02%
SOLEX Fine Foods, LLC; Catsmo, LLC Total				4,173,552	3,888,914	5.33%
West World Media, LLC	Information and Data Services	Limited Liability Company Interestsˆ,(9)	85,210	430,500	238,897	0.33
Total Affiliate Investments				20,177,115	14,588,417	19.99%
Other Investments
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services	Senior Secured Term Loan, 11.50%, 9/30/2016	$2,147,504	2,147,504	2,174,419	2.98%
Background Images, Inc.	Equipment Rental Services	Senior Secured Term Loan – Term A, 14.66% (LIBOR plus 14.50%), 6/28/2015	$1,109,750	1,109,750	1,136,939	1.56%
		Senior Secured Term Loan – Term B, 16.41% (LIBOR plus 16.25%), 6/28/2015	$627,250	627,250	641,321	0.88%
Background Images, Inc. Total				1,737,000	1,778,260	2.44%
Blackstrap Broadcasting, LLC	Radio Broadcasting	Senior Secured Term Loan, 6.16% (LIBOR plus 6.00%), 7/31/2014(10)	$3,095,547	3,095,547	2,466,841	3.38%
		Subordinated Secured Term Loan, 16.00% (PRIME plus 7.75%, 16.00% floor), 7/31/2014(10)	$3,500,000	3,500,000	—	—%
Blackstrap Broadcasting, LLC Total				6,595,547	2,466,841	3.38%
Butler Burgher Group, LLC	Real Estate Management Services	Senior Secured Revolving Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$750,000	743,250	743,250	1.02%
		Senior Secured Term Loan, 12.00% (LIBOR plus 11.75%, 12.00% floor), 6/30/2017	$8,000,000	7,928,006	7,928,006	10.86%
Butler Burgher Group, LLC Total				8,671,256	8,671,256	11.88%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
CPX, Inc.	Industrial Molded Products	Senior Secured Revolving Loan, 14.19% (LIBOR plus 14.00%, 14.19% floor), 9/30/2016	$2,000,000	$1,984,726	$2,000,000	2.74%
		Senior Secured Term Loan, 14.69% (LIBOR plus 14.50%, 14.69% floor), 9/30/2016	$950,000	938,103	953,040	1.31%
CPX, Inc. Total				2,922,829	2,953,040	4.05%
Dynamic Energy Services International, LLC	Oil and Gas Field Services	Senior Secured Term Loan, 9.50%, (LIBOR plus 8.50%, 9.50% floor), 3/12/2018	$4,937,500	4,845,331	4,845,331	6.64%
Esselte Holdings Inc., Esselte AB*	Stationery, Tablets, and Related Products	Senior Secured Term Loan, 10.75% (LIBOR plus 8.75%, 10.75% floor), 2/29/2016	$1,779,931	1,780,317	1,794,764	2.46%
GW Power, LLC and Greenwood Fuels WI, LLC	Electric Services	Senior Secured Term Loan, 12.16% (LIBOR plus 12.00%, 12.16% floor), 3/31/2016	$6,000,000	5,947,109	5,947,109	8.15%
Infinite Aegis Group, LLC	Healthcare Billing and Collections	Senior Secured Revolving Loan, 12.19% (LIBOR plus 12.00%, 12.19% floor), 7/31/2017	$1,550,000	1,536,485	1,550,000	2.12%
		Senior Secured Term Loan, 15.19% (LIBOR plus 15.00%, 15.19% floor), 7/31/2017***	$3,950,458	3,842,232	3,846,957	5.27%
		Warrants for 2.0% of the outstanding LLC interests (at a $0.01 strike price), expire 8/1/2023ˆ	1	107,349	52,415	0.07%
Infinite Aegis Group, LLC Total				5,486,066	5,449,372	7.46%
JN Medical Corporation	Biological Products	Senior Secured Term Loan, 11.25%, (LIBOR plus 11.00%, 11.25% floor, 12.00% cap), 6/30/2016	$3,500,000	3,465,000	3,465,000	4.75%
MDU Communications (USA) Inc.	Cable TV/ Broadband Services	Senior Secured Term Loan – Tranche A, 2.00%, 10/3/2014(10)	$1,755,111	1,755,111	451,766	0.62%
Ocean Protection Services*	Maritime Security Services	Senior Secured Term Loan, 12.50%, (LIBOR plus 12.00%, 12.50% floor), 3/4/2017	$7,000,000	6,935,624	7,136,267	9.78%
PEAKS Trust 2009-1*	Consumer Financing	Senior Secured Term Loan, 7.50%, (LIBOR plus 5.50%, 7.50% floor), 1/27/2020	$10,296,774	8,560,025	8,803,741	12.06%
PR Wireless, Inc.	Wireless Communications	Senior Secured Term Loan, 10.00%, (LIBOR plus 9.00%, 10.00% floor), 6/27/2020	$8,500,000	7,695,855	7,695,855	10.54%
		Warrant for 101 shares (at a $0.01 strike price), 6/27/2024	1	634,145	634,145	0.87%
PR Wireless, Inc. Total				8,330,000	8,330,000	11.41%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 11.70% (LIBOR plus 11.50%, 11.70% floor), 3/31/2017	$3,378,379	$3,378,379	$3,519,370	4.82%
		Senior Secured Term Loan A, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,049,875	1,041,852	1,079,097	1.48%
		Senior Secured Term Loan B, 12.70% (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$3,250,000	3,175,000	3,336,125	4.57%
Pristine Environments, Inc. Total				7,595,231	7,934,592	10.87%
RCS Capital Corp.*	Financial Services	Subordinated Secured Term Loan, 10.50%, (LIBOR plus 9.50%, 10.50% floor), 4/29/2021	$7,500,000	7,628,939	7,743,750	10.61%
SiTV, LLC****	Television Programming	Senior Secured Note, 10.375%, 7/1/2019	$7,000,000	7,050,000	7,175,000	9.83%
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 12.54%, 1/31/2017	$3,637,572	3,613,822	2,442,630	3.35%
US Path Labs, LLC	Healthcare Services	Senior Secured Term Loan, 14.00% (LIBOR plus 13.25%, 14.00% floor), 8/31/2014	$3,500,000	3,482,306	3,500,000	4.80%
VaultLogix, LLC	Information Retrieval Services	Warrants for Variable% Ownership, (at a $307.855 strike price), expire 1/14/2019ˆ	3,349	56,147	—	—%
United States Treasury		United States Treasury Bill** (0.11)%, 7/3/2014	$25,000,000	25,000,147	25,000,147	34.26%
Total Other Investments				123,605,311	118,063,285	161.78%
Total Investments				$164,035,575	$150,190,759	205.80%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2014, excluding United States Treasury Bills.

	June 30, 2014
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$115.5	158.26%
United Kingdom	7.1	9.78
Canada	2.6	3.50
Total	$125.2	171.54%

	June 30, 2014
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Consumer Financing	$16.5	22.69%
Real Estate Management Services	8.7	11.88
Wireless Communications	8.3	11.41
Building Cleaning and Maintenance Services	7.9	10.87
Financial Services	7.7	10.61
Television Programming	7.2	9.83
Maritime Security Services	7.1	9.78
CableTV/Broadband Services	6.1	8.38
Electric Services	5.9	8.15
Healthcare Billing and Collections	5.4	7.47
Oil and Gas Field Services	4.8	6.64
Munitions	4.1	5.66
Energy Efficiency Services	4.0	5.44
Food Distributors and Wholesalers	3.9	5.33
Healthcare Services	3.5	4.80
Biological Products	3.5	4.75
Industrial Molded Products	3.0	4.05
Information and Data Services	2.7	3.67
Geophysical Surveying and Mapping Services	2.6	3.50
Radio Broadcasting	2.5	3.38
Non-Residential Property Owner	2.4	3.23
Outdoor Advertising Services	2.2	2.98
Stationery, Tablets, and Related Products	1.8	2.46
Equipment Rental Services	1.8	2.44
Asset Recovery Services	1.6	2.14
Total	$125.2	171.54%

(1)	Our investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR or the U.S. prime rate, and which is reset daily, monthly, quarterly or

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2014

semi-annually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2014. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed.
(3)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.
(4)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(5)	Full Circle Capital Corporation’s equity investment in New Media West, LLC is held through its wholly-owned subsidiary FC New Media, Inc.
(6)	Full Circle Capital Corporation’s equity investment in Takoda Resources Inc. is held through its wholly-owned subsidiary FC Takoda Holdings, LLC.
(7)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly-owned subsidiary TransAmerican Asset Servicing Group, Inc.
(8)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly-owned subsidiary FC New Specialty Foods, Inc.
(9)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly-owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
(10)	Investments were on non-accrual status as of June 30, 2014.
*	Investment is not a qualifying asset under Section 55(a) of the 1940 Act.
**	Interest rate shown reflects yield to maturity at time of purchase.
***	Security pays all or a portion of its interest in kind.
****	Security is a “when issued” security.
ˆ	Security is a non-income producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS
June 30, 2013

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Control Investments(4)
New Media West, LLC	Cable TV Broadband Services	Senior Secured Term Loan, 9.00%, 12/31/2017	$5,079,679	$5,079,679	$5,079,679	8.38%
		Limited Liability Company Interestsˆ,(5)	720	3,600,000	4,203,006	6.93%
New Media West, LLC Total				8,679,679	9,282,685	15.31%
Takoda Resources Inc.*	Geophysical Surveying and Mapping Services	Senior Secured Term Loan, 16.00%, 4/1/2016	$1,469,063	1,469,063	1,469,063	2.42%
		Common Stockˆ,(6)	520	—	—	0.00%
Takoda Resources Inc. Total				1,469,063	1,469,063	2.42%
Texas Westchester Financial, LLC	Consumer Financing	Limited Liability Company Interestsˆ	9,278	905,819	602,154	0.99%
The Finance Company, LLC	Consumer Financing	Senior Secured Term Loan, 15.00% (LIBOR plus 14.25%, 15.00% floor), 9/30/2015	$4,663,547	4,585,205	4,698,524	7.75%
		Limited Liability Company Interests	50	140,414	1,604,577	2.65%
The Finance Company, LLC Total				4,725,619	6,303,101	10.40%
TransAmerican Asset Servicing Group, LLC	Asset Recovery Services	Senior Secured Term Loan, 14.25%, 7/25/2016	$2,400,000	2,359,363	1,458,437	2.40%
		Limited Liability Company Interestsˆ,(7)	75	—	—	0.00%
TransAmerican Asset Servicing Group, LLC Total				2,359,363	1,458,437	2.40%
Total Control Investments				18,139,543	19,115,440	31.52%
Affiliate Investments(3)
Modular Process Control, LLC	Energy Efficiency Services	Senior Secured Revolving Loan, 15.00% (LIBOR plus 14.00%, 15.00% floor), 3/28/2017	$3,500,000	3,310,894	3,500,000	5.77%
		Senior Secured Term Loan, 15.00% (LIBOR plus 14.00%, 15.00% floor), 3/28/2017	$2,500,000	2,342,415	2,407,833	3.97%
		Modular Process Control, LLC – Warrants for 8% of the outstanding Class B LLC Interests (at a $0.01 strike price), expire 3/28/2023ˆ	1	288,000	161,413	0.27%
Modular Process Control, LLC Total				5,941,309	6,069,246	10.01%
ProGrade Ammo Group, LLC	Munitions	Senior Secured Revolving Loan, 9.20% (LIBOR plus 9.00%, 9.20% floor), 8/1/2014	$1,907,735	1,907,735	1,907,735	3.14%
		Senior Secured Term Loan, 15.20% (LIBOR plus 15.00%, 15.20% floor), 8/1/2014	$5,468,750	5,389,137	4,304,089	7.10%
		Warrants for 9.5% of the outstanding LLC interests (at a $10.00 strike price), expire 8/2/2018ˆ	181,240	176,770	—	0.00%
ProGrade Ammo Group, LLC Total				7,473,642	6,211,824	10.24%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Affiliate Investments (continued)
SOLEX Fine Foods, LLC; Catsmo, LLC	Food Distributors & Wholesalers	Senior Secured Term Loan, 12.31% (LIBOR plus 12.14%), 12/28/2016	$3,900,000	$3,801,116	$3,859,440	6.37%
		Limited Liability Company Interestsˆ,(8)	1	250,000	139,247	0.23%
		Warrants for 1.6% of the outstanding LLC interests (strike price 0.01), expire 12/28/2022,(8)	1	58,055	32,695	0.05%
SOLEX Fine Foods, LLC; Catsmo, LLC Total				4,109,171	4,031,382	6.65%
West World Media, LLC	Information and Data Services	Limited Liability Company Interestsˆ,(9)	85,210	430,500	235,451	0.39%
Total Affiliate Investments				17,954,622	16,547,903	27.29%
Other Investments
Attention Transit Advertising Systems, LLC	Outdoor Advertising Services	Senior Secured Term Loan, 14.50%, 9/30/2016	$2,321,626	2,321,626	2,321,626	3.83%
Background Images, Inc.	Equipment Rental Services	Senior Secured Term Loan – Term A, 14.70% (LIBOR plus 14.50%), 6/28/2015	$1,466,250	1,456,440	1,465,419	2.42%
		Senior Secured Term Loan – Term B, 16.45% (LIBOR plus 16.25%), 6/28/2015	$828,750	823,118	783,058	1.29%
Background Images, Inc. Total				2,279,558	2,248,477	3.71%
Blackstrap Broadcasting, LLC	Radio Broadcasting	Senior Secured Term Loan, 5.00%, 7/31/2014	$3,000,000	3,000,000	2,588,600	4.27%
		Subordinated Secured Term Loan, 16.00%, (PRIME plus 7.75%, 16.00% floor), 7/31/2014	$3,500,000	3,500,000	3,034,383	5.00%
Blackstrap Broadcasting, LLC Total				6,500,000	5,622,983	9.27%
Coast Plating, Inc.	Aerospace Parts Plating and Finishing	Senior Secured Term Loan – Term A, 11.70% (LIBOR plus 11.50%, 11.70% floor), 9/13/2014	$1,401,686	1,401,687	1,412,666	2.33%
		Senior Secured Term Loan – Term B, 12.45% (LIBOR plus 12.25%, 12.45% floor), 9/13/2014	$3,431,714	3,431,714	3,412,268	5.63%
Coast Plating, Inc. Total				4,833,401	4,824,934	7.96%
CSL Operating, LLC	Industrial Metal Treatings	Senior Secured Term Loan – Term A, 11.70% (LIBOR plus 11.50%, 11.70% floor), 5/11/2014	$1,866,720	1,863,691	1,860,435	3.07%
		Senior Secured Term Loan – Term B, 11.70% (LIBOR plus 11.50%, 11.70% floor), 5/11/2014	$1,866,720	1,863,691	1,856,142	3.06%
CSL Operating, LLC Total				3,727,382	3,716,577	6.13%
Employment Plus, Inc.	Staffing Services	Senior Secured Term Loan, 12.00% (LIBOR plus 11.76%, 12.00% floor), 10/24/2013	$5,000,000	5,000,000	5,000,000	8.24%
Global Energy Efficiency Holdings, Inc.	Energy Efficiency Services	Senior Secured Revolving Loan, 13.20% (LIBOR plus 13.00%), 9/7/2015	$4,444,961	4,439,802	4,523,933	7.46%
		Senior Secured Term Loan, 13.20% (LIBOR plus 13.00%), 9/7/2015	$1,000,000	990,088	1,036,900	1.71%
Global Energy Efficiency Holdings, Inc. Total				5,429,890	5,560,833	9.17%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

Description(1)	Industry	Type of Investment(2)	Par Amount/ Quantity	Cost	Fair Value	% of Net Asset Value
Other Investments (continued)
iMedX, Inc.	Medical Transcription Services	Senior Secured Revolving Loan, 13.75% (LIBOR plus 13.50%, 13.75% floor), 09/19/2014	$1,578,962	$1,578,962	$1,685,752	2.78%
		Senior Secured Term Loan – Term A, 13.75% (LIBOR plus 13.50%, 13.75% floor), 09/19/2014	$2,450,686	2,437,028	2,482,790	4.09%
		Senior Secured Term Loan – Term B, 13.75% (LIBOR plus 13.50%, 13.75% floor), 09/19/2014	$1,071,180	1,071,180	1,073,679	1.77%
iMedX, Inc. Total				5,087,170	5,242,221	8.64%
MDU Communications (USA) Inc.	Cable TV Broadband Services	Senior Secured Term Loan – Tranche A, 12.85% (PRIME plus 4.10%, 12.85% floor), 12/31/2013	$5,000,000	5,000,000	4,914,000	8.10%
		Senior Secured Term Loan – Tranche C, 10.75% (PRIME plus 2.00%, 10.75% floor), 12/31/2013	$250,000	250,000	242,642	0.40%
		Senior Secured Term Loan – Tranche D, 9.75% (PRIME plus 1.00%, 9.75% floor), 12/31/2013	$1,480,000	1,480,000	1,427,213	2.35%
MDU Communications (USA) Inc. Total				6,730,000	6,583,855	10.85%
Pristine Environments, Inc.	Building Cleaning and Maintenance Services	Senior Secured Revolving Loan, 12.70%, (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$2,764,801	2,737,585	2,774,017	4.57%
		Senior Secured Term Loan, 12.70%, (LIBOR plus 12.50%, 12.70% floor), 3/31/2017	$1,135,000	1,123,828	1,143,437	1.89%
Pristine Environments, Inc. Total				3,861,413	3,917,454	6.46%
The Selling Source, LLC	Information and Data Services	Senior Secured Term Loan, 12.54%, 1/31/2017	$4,000,000	3,964,978	4,000,000	6.60%
US Path Labs, LLC	Healthcare Services	Senior Secured Term Loan, 14.00%, (LIBOR plus 13.25%, 14.00% floor), 3/31/2014	$3,470,000	3,428,973	3,472,198	5.73%
VaultLogix, LLC	Information Retrieval Services	Warrants for Variable% Ownership, (at a $307.855 strike price), expire 1/14/2019ˆ	3,439	56,147	—	0.00%
Total Other Investments				53,220,538	52,511,158	86.59%
Total Investments				$89,314,703	$88,174,501	145.40%

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

The following tables show the fair value of our portfolio of investments by geography and industry as of June 30, 2013.

	June 30, 2013
Geography	Investment at Fair Value (in millions)	Percentage of Net Assets
United States	$86.7	142.97%
Canada	1.5	2.42
Total	$88.2	145.40%

	June 30, 2013
Industry	Investment at Fair Value (in millions)	Percentage of Net Assets
Cable TV/Broadband Services	$15.9	26.16%
Energy Efficiency Services	11.6	19.18
Consumer Financing	6.9	11.39
Munitions	6.2	10.24
Radio Broadcasting	5.6	9.28
Medical Transcription Services	5.2	8.64
Staffing Services	5.0	8.24
Aerospace Parts Plating and Finishing	4.8	7.96
Information and Data Services	4.2	6.98
Food Distributors and Wholesalers	4.0	6.65
Building Cleaning and Maintenance Services	3.9	6.46
Industrial Metal Treatings	3.8	6.13
Healthcare Services	3.6	5.73
Outdoor Advertising Services	2.3	3.83
Equipment Rental Services	2.2	3.71
Geophysical Surveying and Mapping Services	1.5	2.42
Asset Recovery Services	1.5	2.40
Total	$88.2	145.40%

(1)	Our investments are acquired in private transactions exempt from registration under the Securities Act of 1933, therefore are generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act of 1933.
(2)	A majority of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to LIBOR or the U.S. prime rate, and which is reset daily, monthly, quarterly or semi-annually. For each debt investment, the Company has provided the interest rate in effect as of June 30, 2013. If no reference to LIBOR or the U.S. prime rate is made, the rate is fixed.
(3)	“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of the Company, as defined in the Investment Company Act of 1940, which are not “Control Investments.” A company is deemed to be an “Affiliate” of Full Circle Capital Corporation if Full Circle Capital Corporation owns 5% or more, but less than 25%, of the voting securities of such company.
(4)	“Control Investments” are investments in those companies that are “Control Investments” of the Company, as defined in the Investment Company Act of 1940. A company is deemed to be a “Control Investment” of Full Circle Capital Corporation if Full Circle Capital Corporation owns more than 25% of the voting securities of such company.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)
June 30, 2013

(5)	Full Circle Capital Corporation’s equity investment in New Media West, LLC is held through its wholly-owned subsidiary FC New Media, Inc.
(6)	Full Circle Capital Corporation’s equity investments in Takoda Resources Inc. are held through its wholly-owned subsidiary FC Takoda Holdings, LLC.
(7)	Full Circle Capital Corporation’s equity investment in TransAmerican Asset Servicing Group, LLC is held through its wholly-owned subsidiary TransAmerican Asset Servicing Group, Inc.
(8)	Full Circle Capital Corporation’s equity investments in SOLEX Fine Foods, LLC; Catsmo, LLC are held through its wholly-owned subsidiary FC New Specialty Foods, Inc.
(9)	A portion of Full Circle Capital Corporation’s investment in West World Media, LLC is held through its wholly-owned subsidiary Full Circle West, Inc. The remainder of the LLC interests are held directly by Full Circle Capital Corporation.
*	Investment is not a qualifying asset under Section 55(a) of the 1940 Act.
**	Interest rate shown reflects yield to maturity at time of purchase.
ˆ	Security is a non-income producing security.

See notes to consolidated financial statements.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 1. Organization

References herein to “we”, “us” or “our” refer to Full Circle Capital Corporation and Subsidiaries (“Full Circle Capital” or the “Company”) unless the context specifically requires otherwise.

We were formed as Full Circle Capital Corporation, a Maryland corporation, on April 16, 2010 and were funded in an initial public offering, or IPO, completed on August 31, 2010. We are a non-diversified, closed-end investment company that has filed an election to be treated as a business development company, or BDC, under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we expect to qualify annually as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code. We invest primarily in senior secured term debt issued by lower middle-market companies. Our investment objective is to generate both current income and capital appreciation through debt and equity investments.

Note 2. Significant Accounting Policies

Use of Estimates and Basis of Presentation

The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ materially.

The June 30, 2013 Consolidated Financial Statements were reclassified in order to be consistent with the new format used for the June 30, 2014 Consolidated Financial Statements.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated Investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities owned by another company or person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments acquired, respectively, in the Consolidated Statements of Assets and Liabilities.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are generally precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Full Circle West, Inc., FC New Media, Inc., TransAmerican Asset Servicing Group, Inc., FC New Specialty Foods, Inc., and FC Takoda Holdings, LLC, our wholly-owned subsidiaries. All intercompany balances and transactions have been eliminated in consolidation.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 2. Significant Accounting Policies  – (continued)

Valuation of Investments

In accordance with GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date.

In determining fair value, Full Circle Capital’s Board of Directors (the “Board”) uses various valuation approaches. In accordance with GAAP, a fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Board. Unobservable inputs reflect the Board’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Securities for which reliable market quotations are not readily available or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Board or the Audit Committee of the Board (the “Audit Committee”), does not represent fair value, are valued as follows:

1.	The quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment;
2.	Preliminary valuation conclusions are then documented and discussed with the Company’s senior management. Independent third-party valuation firms are engaged by, or on behalf of, the Audit Committee to conduct independent appraisals or review management’s preliminary valuations or make their own independent assessment, for certain assets;
3.	The Audit Committee discusses valuations and recommends the fair value of each investment in the portfolio in good faith based on the input of the Company and, where appropriate, the independent valuation firms; and
4.	The Board then discusses the valuations and determines in good faith the fair value of each investment in the portfolio based upon input from the Company, estimates from the independent valuation firms and the recommendations of the Audit Committee.

GAAP establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 — Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 securities. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these securities does not entail a significant degree of judgment.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 2. Significant Accounting Policies  – (continued)

The availability of valuation techniques and observable inputs can vary from investment to investment and is affected by a wide variety of factors including, the type of investment, whether the investment is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by the Board in determining fair value is greatest for investments categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Company’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Company uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause an investment to be reclassified to a lower level within the fair value hierarchy.

Valuation Techniques

Senior and Subordinated Secured Loans

The Company’s portfolio consists primarily of private debt instruments (“Level 3 debt”). The Company considers its Level 3 debt to be performing if the borrower is not in default, the borrower is remitting payments in a timely manner, the loan is in covenant compliance or is otherwise not deemed to be impaired. In determining the fair value of the performing Level 3 debt, the Board considers fluctuations in current interest rates, the trends in yields of debt instruments with similar credit ratings, financial condition of the borrower, economic conditions and other relevant factors, both qualitative and quantitative. In the event that a Level 3 debt instrument is not performing, as defined above, the Board may evaluate the value of the collateral utilizing the same framework described above for a performing loan to determine the value of the Level 3 debt instrument.

This evaluation will be updated no less than quarterly for Level 3 debt instruments that are not performing, and more frequently for time periods where there are significant changes in the investor base or significant changes in the perceived value of the underlying collateral. The collateral value will be analyzed on an ongoing basis using internal metrics, appraisals, third party valuation agents and other data as may be acquired and analyzed by management and the Board.

Investments in Private Companies

The Board determines the fair value of its investments in private companies by incorporating valuations that consider the evaluation of financing and sale transactions with third parties, expected cash flows and market-based information, including comparable transactions, and performance multiples, among other factors, including third party valuation agents. These nonpublic investments are included in Level 3 of the fair value hierarchy.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 2. Significant Accounting Policies  – (continued)

Warrants

The Board will ascribe value to warrants based on fair value analyses that can include discounted cash flow analyses, option pricing models, comparable analyses and other techniques as deemed appropriate.

Cash

The Company places its cash with J.P. Morgan Chase Bank N.A. and Santander Bank, N.A. f/k/a Sovereign Bank. N.A. (“Santander Bank”), and at times, cash held in such accounts may exceed the Federal Deposit Insurance Corporation insured limit. The Company may invest a portion of its cash in money market funds, within the limitations of the 1940 Act.

Revenue Recognition

Realized gain (loss) on the sale of investments is the difference between the proceeds received from dispositions of portfolio investments and their stated costs. Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with senior and subordinated secured loans are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a senior or subordinated secured loan, any unamortized loan origination, closing and commitment fees are recorded as interest income.

Dividend income is recorded on the ex-dividend date.

Structuring fees, excess deal deposits, prepayment fees and similar fees are recognized as Other Income as earned, usually when received. Other fee income, including administrative and unused line fees, is included in Other Income. Income from such sources was $2,557,492, $1,300,292, and $788,958 for the years ended June 30, 2014, 2013, and 2012, respectively.

Change in unrealized gain (loss)on investments

Net change in unrealized appreciation or depreciation recorded on investments is the net change in the fair value of our investment portfolio during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.

From time to time the Company may enter into a new transaction with a portfolio company as a result of the sale, merger, foreclosure, bankruptcy or other corporate event involving the portfolio company. In such cases, the Company may receive newly-issued notes, securities and/or other consideration in exchange for, or resulting from, the cancellation of the instruments previously held by the Company with regard to that portfolio company. In such cases, the Company may experience a realized loss on the instrument being sold or cancelled, and, concurrently, an elimination of any previously recognized unrealized losses on the portfolio investment. Such elimination of unrealized loss is included on the Consolidated Statements of Operations as an increase in the Net Change in Unrealized Gain (Loss) on Investments.

Federal Income Taxes

The Company has elected to be treated as a RIC under subchapter M of the Code and operates in a manner so as to qualify for the tax treatment applicable to RICs. In order to qualify as a RIC, among other things, the Company is required to meet certain source of income and asset diversification requirements and timely distribute to its stockholders at least 90% of the sum of investment company taxable income (“ICTI”) including PIK, as defined by the Code, and net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) for each taxable year in order to be eligible for tax treatment under subchapter M of the Code. Depending on the level of ICTI earned in a tax year, the Company may choose to carry forward ICTI in excess of current year dividend distributions into the next tax

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 2. Significant Accounting Policies  – (continued)

year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.

Permanent differences between ICTI and net investment income for financial reporting purposes are reclassified among capital accounts in the financial statements to reflect their tax character. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. During the years ended June 30, 2014 and 2013, the Company reclassified for book purposes amounts arising from permanent book/tax differences related as follows:

	Year ended June 30, 2014	Year ended June 30, 2013
Capital in excess of par value	$(1,695,841)	$(1,100,573)
Accumulated undistributed net investment income	1,598,259	1,120,291
Accumulated net realized gain (loss) from investments	$97,582	$(19,718)

For income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended June 30, 2014 and 2013 were as follows:

	Year ended June 30, 2014	Year ended June 30, 2013
Ordinary income	$5,864,191	$5,489,254
Distributions of long-term capital gains	—	—
Return of capital	1,695,841	1,089,055
Distributions on a tax basis	$7,560,032	$6,578,309

For federal income tax purposes, the tax cost of investments owned at June 30, 2014 and 2013 were approximately $164,878,626 and $90,254,434, respectively. The net unrealized depreciation on investments owned at June 30, 2014 and 2013 were approximately $14,687,867 and $2,079,933, respectively.

At June 30, 2014 and 2013, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Consolidated Statement of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of certain investments in partnerships and wholly-owned subsidiary corporations, fee income and organizational expenses, as follows:

	As of June 30, 2014	As of June 30, 2013
Accumulated capital losses	$(4,418,701)	$(3,471,100)
Unrealized depreciation	(14,687,867)	(2,079,933)
Components of distributable earnings at year end	$(19,106,567)	$(5,551,033)

For the years ended June 30, 2014 and 2013, the net capital loss carryfowards were $947,601 and $3,471,100, respectively.

The Company accounts for income taxes in conformity with ASC Topic 740 — Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Consolidated Statement of Operations. There were no material uncertain income tax

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 2. Significant Accounting Policies  – (continued)

positions at June 30, 2014. Although we file federal and state tax returns, our major tax jurisdiction is federal. The Company remains subject to examination by the Internal Revenue Service for the initial tax year ending June 30, 2011 and all future years.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amounts, if any, of our monthly dividends are approved by our Board each quarter and are generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Guarantees and Indemnification Agreements

We follow ASC Topic 460 — Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others (“ASC 460”). ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the consolidated financial statements. Refer to Note 5 and Note 8 for further discussion of guarantees and indemnification agreements.

Per Share Information

Basic and diluted earnings (loss) per common share is calculated using the weighted average number of common shares outstanding for the period presented. Basic and diluted earnings (loss) per share are the same since there are no potentially dilutive securities outstanding.

Organizational Expenses and Offering Costs

The Company did not incur organizational expenses during the years ended June 30, 2014, and 2013. The Company complies with the requirements of ASC 340-10-S99-1, “Expenses of Offering”. Deferred offering costs consist principally of legal and audit costs incurred through the balance sheet date that are related to an offering of equity securities. Such costs are charged against the gross proceeds of the offering or will be charged to the Company’s operations if the offering is not completed. Offering expenses related to the Company’s January 14, 2014, February 27, 2014, and June 19, 2014 offerings were $261,994, $47,236, and $44,826 respectively. Refer to Note 6.

Capital Accounts

Certain capital accounts including undistributed net investment income, accumulated net realized gain or loss, accumulated net unrealized appreciation or depreciation, and paid-in capital in excess of par, are adjusted, at least annually, for permanent differences between book and tax. In addition, the character of income and gains to be distributed is determined in accordance with income tax regulations that may differ from GAAP.

Recent Accounting Pronouncements

In June 2013, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2013-08, Financial Services — Investment Companies (Topic 946): Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”). ASU 2013-08 amends the criteria that define an investment company, clarifies the measurement guidance and requires certain additional disclosures. Public companies are required to apply ASU 2013-08 prospectively for interim and annual reporting periods beginning after December 15, 2013.

The Company does not believe that the adoption of any recently issued accounting standards had or will have a material impact on its current financial position and results of operations.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 3. Concentration of Credit Risk and Liquidity Risk

In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of such financial institutions and does not anticipate any losses from these counterparties.

The Company utilizes two financial institutions to provide financing, which are essential to its business. There are a number of other financial institutions available that could potentially provide the Company with financing. Management believes that such other financial institutions would likely be able to provide similar financing with generally comparable terms. However, a change in financial institutions at the present time could cause a delay in service provisioning or result in potential lost opportunities, which could adversely affect operating results.

As of June 30, 2014, we had approximately $4.5 million in unfunded loan commitments, subject to our approval in certain instances, to provide debt financing to certain of our portfolio companies.

Note 4. Earnings (Loss) per Common Share

The following information sets forth the computation of basic and diluted earnings (loss) per common share for the years ended June 30, 2014, June 30, 2013, and June 30, 2012:

	Year ended June 30, 2014	Year ended June 30, 2013	Year ended June 30, 2012
Per Share Data(1):
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(7,622,395)	$3,801,143	$2,678,172
Weighted average shares outstanding for period	8,698,814	7,018,286	6,219,382
Basic and diluted earnings (loss) per common share	$(0.88)	$0.54	$0.43

(1)	Per share data based on weighted average shares outstanding.

Note 5. Related Party Agreements and Transactions

Investment Advisory Agreement

On June 24, 2014, the Board re-approved an investment advisory agreement (the “Investment Advisory Agreement”) with Full Circle Advisors, LLC (the “Adviser”) under which the Adviser, subject to the overall supervision of our Board, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

The Adviser’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Adviser receives a fee from us, consisting of two components, a base management fee and an incentive fee.

The base management fee is calculated at an annual rate of 1.75% of our gross assets, as adjusted. For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, as adjusted, at

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro-rated.

The total base management fees earned by the Adviser for the years ended June 30, 2014, 2013, and 2012, were $1,631,694, $1,431,851, and $1,186,841, respectively, before adjusting for the waivers of $0, $0, and $28,124. The total base management fee payable to the Adviser as of June 30, 2014, 2013, and 2012 was $475,595, $389,945, and $308,271, after reflecting payment of $1,546,044, $1,350,177, and $1,189,379 for the years ended June 30, 2014, 2013, and 2012, and is included in the Consolidated Statement of Assets and Liabilities in Due to Affiliates.

The incentive fee has two parts. The first part of the incentive fee (the “Income incentive fee”) is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement to Full Circle Service Company (the “Administrator”), and any interest expenses and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include organizational costs or any realized capital gains, computed net of all realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 1.75% base management fee. We pay the Adviser an incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle of 1.75%;
•	100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income (which exceeds the hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our pre-incentive fee net investment income as if a hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to the Adviser (once the hurdle is reached and the catch-up is achieved, 20% of all pre-incentive fee investment income thereafter is allocated to the Adviser).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date) and will equal

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

20% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees with respect to each of the investments in our portfolio, provided that, the incentive fee determined as of December 31, 2010 was calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from the inception of Full Circle Capital. There were no incentive fees earned on realized capital gains for the years ended June 30, 2014, 2013, and 2012, respectively.

Income incentive fees of $1,511,362, $1,339,833, and $1,197,590 were earned by the Adviser for the years ended June 30, 2014, 2013, and 2012, respectively, and the total income incentive fee payable to the Adviser as of June 30, 2014, 2013, and 2012 was $370,132, $338,426, and $272,082, after reflecting payment of $1,479,656, $1,273,489, and $1,207,117, during the years ended June 30, 2014, 2013, and 2012, respectively, and is included in the Consolidated Statement of Assets and Liabilities in Due to Affiliates.

The Adviser had agreed to reimburse the Company for any operating expenses, excluding interest expenses, investment advisory and management fees, and organizational and offering expenses, in excess of 2% of our net assets for the first twelve months following the completion of the initial public offering, which occurred on August 31, 2010.

Administration Agreement

On June 24, 2014, the Board re-approved an Administration Agreement with the Administrator under which the Administrator, among other things, furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, the Administrator also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, the Administrator assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of Full Circle Service Company’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff employed by the Administrator, directly or indirectly. Under the Administration Agreement, the Administrator will also provide on our behalf managerial assistance to those portfolio companies that request such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.

The Administrator, and Conifer Financial Services LLC, f/k/a Vastardis Fund Services LLC (“Conifer” or the “Sub-Administrator”), may also provide administrative services to the Adviser. As a result, the Adviser also reimburses the Administrator and/or the Sub-Administrator for its allocable portion of the Administrator’s and/or Sub-Administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Full Circle Advisors, and its allocable portion of the compensation of any administrative support staff. To the extent the Adviser or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by the Administrator to such other investment vehicles will be charged to us.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Administrator and its officers, managers, partners, agents, employees, controlling persons, members and any other person or

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 5. Related Party Agreements and Transactions  – (continued)

entity affiliated with it are entitled to indemnification from Full Circle Capital for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Administrator’s services under the Administration Agreement or otherwise as administrator for Full Circle Capital.

Sub-Administration Agreement

The Administrator has engaged Conifer to provide certain administrative services to us. In exchange for providing such services, the Administrator pays Conifer an asset-based fee with a $200,000 annual minimum as adjusted for any reimbursement of expenses. This asset-based fee will vary depending upon our gross assets, as adjusted, as follows:

Gross Assets	Fee
first $150 million of gross assets	20 basis points (0.20%)
next $150 million of gross assets	15 basis points (0.15%)
next $200 million of gross assets	10 basis points (0.10%)
in excess of $500 million of gross assets	5 basis points (0.05%)

Additionally, prior to September 30, 2013, we reimbursed the Administrator for the fees charged for the services of William E. Vastardis, our Chief Financial Officer, Treasurer and Secretary, at an annual rate of up to $250,000. On September 9, 2013, the Company’s Board of Directors appointed Michael J. Sell to succeed William E. Vastardis as our Chief Financial Officer, Treasurer and Secretary effective as of September 30, 2013. Mr. Vastardis is the Chairman of Conifer Financial Services, LLC.

For the years ended June 30, 2014, 2013, and 2012, respectively, the Company incurred $682,662, $834,577, and $895,783, respectively, of expenses under the Administration Agreement, $200,000, $223,429, and $312,457, respectively, of which were earned by the Sub-Administrator and $301,925, $300,736, and $267,153, respectively, were paid for officers’ compensation. The remaining $180,737, $310,412, and $316,173, respectively, were recorded as an Allocation of Overhead Expenses in the Consolidated Statement of Operations.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. With regard to the Control Investments in Texas Westchester Financial, LLC, New Media West, LLC, TransAmerican Asset Servicing Group, LLC, Takoda Resources Inc., and The Finance Company, LLC, the Company has provided managerial assistance during the period for which no fees were charged. Our Co-Chief Executive Officer and Chairman, John Stuart, currently serves as a director of The Finance Company, LLC, New Media West, LLC and Takoda Resources Inc. Lawrence Chua, a Vice President of Full Circle Advisors, serves on the board of Takoda Resources Inc. During the year ended June 30, 2014, only Background Images, Inc., Modular Process Control, LLC, and Solex Fine Foods, LLC; Catsmo, LLC had accepted our offer for such services. No fees were charged to Background Images, Inc., Modular Process Control, LLC or Solex Fine Foods, LLC; Catsmo, LLC for such services.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 6. Equity Offerings, Related Expenses and Other Stock Issuances

Offering expenses are generally charged against paid-in capital in excess of par. The proceeds raised, the related underwriting fees, the offering expenses, and the price at which common stock was issued, since inception, are detailed in the following table:

Issuances of Common Stock	Number of Shares Issued		Gross Proceeds Raised, Net Assets Acquired and Dividends Reinvested	Underwriting Fees		Offering Expenses	Gross Offering Price
April 16, 2010	100		$1,500	$—		$—	$15.00 per/share
August 31, 2010	4,191,415	(1)	$42,425,564	$—		$—	$10.13 per/share	(2)
August 31, 2010	2,000,000		$18,000,000	$1,350,000		$1,052,067	$9.00 per/share
November 27, 2012	1,350,000		$10,665,000	$533,250		$153,330	$7.90 per/share
January 14, 2014	1,892,300	(3)	$13,492,099	$539,684		$261,994	$7.13 per/share
February 27, 2014	630,000		$4,920,300	$—	(4)	$47,236	$7.81 per/share
June 19, 2014	1,351,352		$10,000,005	$—	(4)	$44,826	$7.40 per/share

(1)	Includes 403,662 shares that were issued on September 30, 2010 upon the expiration of the overallotment option granted to the underwriters in connection with our initial public offering. Such shares were deemed to be outstanding at August 31, 2010.
(2)	Based on weighted average price assigned to shares.
(3)	Includes 242,300 overallotment shares that were granted to the underwriters in connection with our January 14, 2014 follow-on offering. The underwriters exercised their option to purchase additional shares on January 27, 2014. Such shares were deemed to be outstanding at January 14, 2014.
(4)	This was a private placement offering placed directly with investors.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 7. Financial Highlights

	Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012		For the period from August 31, 2010 (commencement of operations) to June 30, 2011
Per Share Data(1)(2):
Net asset value at beginning of period	$8.01		$8.59		$9.08		$9.40
Accretion (dilution) from offering	0.03	(7)	(0.18	)(3)	—		—
Offering costs	(0.04)		(0.02)		—		(0.04)
Net investment income (loss)	0.71		0.77		0.78		0.70
Change in unrealized gain (loss)	(1.36)		0.37		(0.32)		(0.29)
Realized gain (loss)	(0.11)		(0.60)		(0.03)		0.06
Dividends declared(8)	(0.86)		(0.92)		(0.92)		(0.75)
Net asset value at end of period	$6.38		$8.01		$8.59		$9.08
Per share market value at end of period	$7.81		$7.83		$7.65		$7.90
Total return based on market value	11.51	%(5)	15.12	%(5)	8.71	%(5)	(4.03	)%(4)
Total return based on net asset value	(11.00	)%(5)	4.94	%(5)	6.20	%(5)	5.62	%(4)
Shares outstanding at end of period	11,443,034		7,569,382		6,219,382		6,219,382
Weighted average shares outstanding for period	8,698,814		7,018,286		6,219,382		6,206,824
Ratio/Supplemental Data:
Net assets at end of period	$72,980,277		$60,644,039		$53,442,785		$56,474,006
Average net assets	$64,360,541		$57,842,601		$55,531,518		$57,455,987
Annualized ratio of gross operating expenses to average net assets(6)	12.11%		11.52%		9.56%		8.49%
Annualized ratio of net operating expenses to average net assets(6)	12.11%		11.52%		8.99%		7.34%
Annualized ratio of net investment income (loss) to average net assets(6)	9.37%		9.30%		8.70%		9.29%
Annualized ratio of net operating expenses excluding management fees, incentive fees, and interest expense to average net assets(6)	3.04%		3.53%		3.15%		2.00%

(1)	Financial highlights are based on weighted average shares outstanding.
(2)	Financial highlights for the period from April 16, 2010 (inception) through June 30, 2010 are not presented as the Company’s operations were limited to organization and offering activities only.
(3)	Dilution from offering is based on the change in net asset value from a follow-on offering on November 27, 2012.
(4)	Total return based on market value is based on the change in market price per share assuming an investment at the initial public offering price of $9.00 per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.
(5)	Total return based on market value is based on the change in market price per share and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. The total returns are not annualized.
(6)	Financial Highlights for periods of less than one year are annualized and the ratios of gross and net operating expenses to average net assets and net investment income (loss) to average net assets are

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 7. Financial Highlights  – (continued)

adjusted accordingly. Non-recurring expenses were not annualized. For the period from August 31, 2010 (commencement of operations) to June 30, 2011 the Company incurred $102,609 of organizational expenses, which were deemed to be non-recurring.
(7)	Accretion from offering is based on the net change in net asset value from the follow-on offerings on January 14, 2014, February 27, 2014, and June 19, 2014.
(8)	Includes return of capital of $0.17, $0.14, and $0.12 for the years ended June 30, 2014, June 30, 2013, and June 30, 2012, respectively.

Note 8. Long Term Liabilities

Line of Credit

On August 31, 2010, the Company entered into the “First Capital Credit Facility” with FCC, LLC d/b/a First Capital. The facility size was $35 million and was initially scheduled to expire in January 2012. The Company extended the First Capital Credit Facility various times through June 30, 2014. The Company incurred unused line, average usage and other fees related to the First Capital Credit Facility. The First Capital Credit Facility was secured by all of the assets of the Company. Under the First Capital Credit Facility, the Company was required to satisfy several financial covenants, including maintaining a minimum level of stockholders’ equity, a maximum level of leverage and minimum asset coverage and earnings. In addition, the Company was required to comply with other general covenants, including with respect to indebtedness, liens, restricted payments and mergers and consolidations.

On June 3, 2013, the Company entered into the “Credit Facility” with Santander Bank. The facility size was originally $32.5 million and replaced the Company’s First Capital Credit Facility. The facility was subsequently increased to $45.0 million on November 5, 2013.

The Credit Facility matures on June 3, 2016 and bears interest based on a tiered rate structure, depending upon utilization, ranging from 1-month LIBOR to 3-month LIBOR plus 3.25% to 4.00% per annum, or from Santander Bank’s prime rate plus 1.25% to 2.00% per annum, based on the Company’s election. As of June 30, 2014, the 1-month LIBOR to 3-month LIBOR rates respectively were: 0.16%, 0.19%, and 0.23%. As of June 30, 2014, the Prime Rate was 3.25%. In addition, a fee of 0.50% per annum is charged on unused amounts under the Credit Facility. The Credit Facility is secured by all of the Company’s assets. Under the Credit Facility, the Company has made certain customary representations and warranties, and is required to comply with various covenants, reporting requirements and other customary requirements, including a minimum balance sheet leverage ratio, for similar credit facilities. The Credit Facility includes usual and customary events of default for credit facilities of this nature.

The expenses associated with opening and expanding the Credit Facility are being amortized over the term of the Credit Facility in accordance with ASC 470 Debt. As of June 30, 2014, of the total $670,863 incurred, $449,350 remains to be amortized and is reflected as Deferred Credit Facility Fees on the Consolidated Statement of Assets and Liabilities.

At June 30, 2014 and June 30, 2013, the Company had outstanding borrowings of $8,435,463 and $25,584,147 under the Credit Facility, respectively, which amounts are included as Line of Credit in the Consolidated Statements of Assets and Liabilities.

Distribution Notes

On August 31, 2010, the Company entered into multiple senior unsecured notes (the “Distribution Notes”). The Distribution Notes consisted of $3,404,583 in senior unsecured notes, which bore interest at a fixed rate of 8% per annum, payable quarterly in cash, and were scheduled to mature on February 28, 2014. The Distribution Notes were paid off at par plus accrued interest on July 3, 2013. At June 30, 2014 and June 30, 2013, the Company had a balance of $0 and $3,404,583 on the Distribution Notes, which is included in the Consolidated Statements of Assets and Liabilities.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 8. Long Term Liabilities  – (continued)

Notes Payable

On June 28, 2013, the Company issued $21,145,525 in aggregate principal amount of 8.25% Notes due June 30, 2020, the “Notes”, (including a partial exercise of the underwriters’ overallotment option in July 2013) for net proceeds of $20,038,250 after deducting underwriting commissions of approximately $860,822 and offering expenses of $246,453. The offering expenses and underwriting commissions are being amortized over the term of the notes in accordance with ASC 470 Debt. As of June 30, 2014, of the total $1,107,275 incurred, $947,937 remains to be amortized and is reflected as Deferred Debt Issuance Costs in the Consolidated Statement of Assets and Liabilities.

The Notes were issued pursuant to an indenture, dated June 3, 2013, as supplemented by the first supplemental indenture, dated June 28, 2013 (collectively, the “Indenture”), between the Company and U.S. Bank National Association (the “Trustee”). The Notes are unsecured obligations of the Company and rank senior in right of payment to the Company’s existing and future indebtedness that is expressly subordinated in right of payment to the Notes; equal in right of payment to the Company’s existing and future unsecured indebtedness that is not so subordinated; effectively junior in right of payment to any of the Company’s secured indebtedness (including existing unsecured indebtedness that is later secured) to the extent of the value of the assets securing such indebtedness; and structurally junior to all existing and future indebtedness (including trade payables) incurred by the Company’s subsidiaries or financing vehicles. Interest on the Notes is paid quarterly in arrears on March 30, June 30, September 30 and December 30, at a fixed rate of 8.25% per annum, beginning September 30, 2013. The Notes mature on June 30, 2020 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after June 30, 2016. The Notes are listed on the Nasdaq Global Market under the trading symbol “FULLL” with a par value of $25.00 per share.

The Indenture contains certain covenants, including covenants requiring compliance with (regardless of whether the Company is subject to) the asset coverage requirements set forth in Section 18(a)(1)(A) as modified by Section 61(a)(1) of the 1940 Act, as well as covenants requiring the Company to provide financial information to the holders of the Notes and the Trustee if the Company ceases to be subject to the reporting requirements of the Securities Exchange Act of 1934. These covenants are subject to limitations and exceptions that are described in the Indenture. The Company may repurchase the Notes in accordance with the 1940 Act and the rules promulgated thereunder. Any Notes repurchased by the Company may, at the Company’s option, be surrendered to the Trustee for cancellation, but may not be reissued or resold by the Company. Any Notes surrendered for cancellation will be promptly cancelled and no longer outstanding under the Indenture. As of June 30, 2014, the Company had not repurchased any of the Notes in the open market. At June 30, 2014 and June 30, 2013, the Company had a balance of $21,145,525 on the Notes, which is included in the Consolidated Statements of Assets and Liabilities.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 9. Fair Value Measurements

The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820 — Fair Value Measurements and Disclosures (“ASC 820”). See Note 2 for a discussion of the Company’s policies.

The following table presents information about the Company’s assets measured at fair value as of June 30, 2014 and June 30, 2013, respectively:

As of June 30, 2014

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$7,175,000	$111,079,608	$118,254,608
Limited Liability Company Interests, at fair value	—	—	3,875,583	3,875,583
Investments in Warrants, at fair value	—	—	3,060,421	3,060,421
U.S. Treasury Securities, at fair value(1)	25,000,147	—	—	25,000,147
	$25,000,147	$7,175,000	$118,015,612	$150,190,759

As of June 30, 2013

	Level 1	Level 2	Level 3	Total
Assets
Senior and Subordinated Loans, at fair value	$—	$—	$81,195,958	$81,195,958
Limited Liability Company Interests, at fair value	—	—	6,784,435	6,784,435
Investments in Warrants, at fair value	—	—	194,108	194,108
	$—	$—	$88,174,501	$88,174,501

(1)	U.S. Treasury Securities were purchased and temporarily held in connection with compliance with RIC diversification requirements under Subchapter M of the Code.

During the year ended June 30, 2014 and the year ended June 30, 2013, there were no transfers in or out of levels.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 9. Fair Value Measurements  – (continued)

The following table presents additional information about Level 3 assets measured at fair value. Both observable and unobservable inputs may be used to determine the fair value of positions that the Company has classified within the Level 3 category. As a result, the net unrealized gains and losses for assets within the Level 3 category may include changes in fair value that were attributable to both observable (e.g., changes in market interest rates) and unobservable (e.g., changes in unobservable long-dated volatilities) inputs.

Changes in Level 3 assets measured at fair value for the year ended June 30, 2014 and for the year ended June 30, 2013 are as follows:

	Year ended June 30, 2014
	Beginning Balance July 1, 2013	Amortization & Accretion of Fixed Income Premiums & Discounts	Realized & Unrealized Gains (Losses)	Purchases	Sales & Settlements	Ending Balance June 30, 2014	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2014
Assets
Senior and Subordinated Loans, at fair value	$81,195,958	$466,767	$(12,452,898)	$124,171,284	$(82,301,503)	$111,079,608	$(12,199,647)
Limited Liability Company Interests, at fair value	6,784,435	—	(2,949,136)	40,284	—	3,875,583	(2,949,136)
Warrants, at fair value	194,108	—	1,624,819	1,241,494	—	3,060,421	1,624,819
	$88,174,501	$466,767	$(13,777,215)	$125,453,062	$(82,301,503)	$118,015,612	$(13,523,964)

	Year ended June 30, 2013
	Beginning Balance July 1, 2012	Amortization & Accretion of Fixed Income Premiums and Discounts	Realized & Unrealized Gains (Losses)	Purchases	Sales & Settlements	Ending Balance June 30, 2013	Change in Unrealized Gains (Losses) for Investments still held at June 30, 2013
Assets
Senior and Subordinated Loans, at fair value	$70,970,152	$358,947	$(2,974,512)	$70,949,232	$(58,107,861)	$81,195,958	$(443,443)
Limited Liability Company Interests, at fair value	1,376,737	—	1,557,697	3,850,001	—	6,784,435	1,557,697
Warrants, at fair value	—	—	(151,948)	346,056	—	194,108	(151,947)
	$72,346,889	$358,947	$(1,568,763)	$75,145,289	$(58,107,861)	$88,174,501	$962,307

Realized and unrealized gains and losses are included in net realized gain (loss) on investments and net change in unrealized gain (loss) on investments in the Consolidated Statement of Operations. The change in unrealized losses for Level 3 investments still held at June 30, 2014 of $13,523,964 is included in net change in net unrealized gain (loss) on investments in the Consolidated Statement of Operations for the year ended June 30, 2014. The change in unrealized losses for Level 3 investments still held at June 30, 2013 of $962,307 is included in net change in net unrealized gain (loss) on investments in the Consolidated Statement of Operations for the year ended June 30, 2013.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 9. Fair Value Measurements  – (continued)

The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2014:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$56,194,050	Discounted cash flows (income approach)	Discount Rate	3.58% – 30.31% (13.02%)
	42,326,711	Precedent Transactions	Transaction Value	N/A
	12,558,847	Liquidation Value	Asset Value	N/A
Limited Liability Interests and Warrants (Private Companies)	3,405,610	Market comparable companies (market approach)	EBITDA multiple	4.00x – 7.50x (4.99x)
	634,145	Precedent Transactions	Transaction Value	N/A
	540,037	Liquidation Value	Asset Value	N/A
Warrant (Public Companies)	2,356,212	Option Pricing Model	Volatility	60% – 100%
			Discount Rate	40% – 60%
Total Investments	$118,015,612

(1)	The average values were determined using the weighted average of the fair value of the investments in each investment category.

The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2013:

Description:	Fair Value	Valuation Technique	Unobservable Inputs	Range (Average)(1)
Senior and Subordinated Loans	$78,268,458	Discounted cash flows (income approach)	Discount Rate	2.00% – 37.53% (14.56%)
	1,469,063	Precedent Transactions	Transaction Value	N/A
	1,458,437	Liquidation Value	Asset Value	N/A
Limited Liability Interests and Warrants (Private Companies)	6,376,389	Market comparable companies (market approach)	EBITDA multiple	3.50x – 7.50x (4.95x)
	602,154	Liquidation Value	Asset Value	N/A
Total Investments	$88,174,501

(1)	The average values were determined using the weighted average of the fair value of the investments in each investment category.

The primary significant unobservable input used in the fair value measurement of the Company’s debt securities (first lien debt, second lien debt and subordinated debt), including income-producing investments in funds, is the discount rate. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. In determining the discount rate, for the income, or yield, approach, the Company considers current market yields and multiples, portfolio company performance, leverage levels and credit quality, among other factors in its analysis. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate discount rate to use in the income approach.

The primary significant unobservable input used in the fair value measurement of the Company’s private equity and warrant investments is the EBITDA multiple, which is used to determine the Enterprise Value. Significant increases (decreases) in the Enterprise Value in isolation would result in a significantly higher (lower) fair value measurement. To determine the Enterprise Value for the market approach, the Company

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 9. Fair Value Measurements  – (continued)

considers current market trading and/or transaction multiples, portfolio company performance (financial ratios) relative to public and private peer companies and leverage levels, among other factors. Changes in one or more of these factors can have a similar directional change on other factors in determining the appropriate multiple to use in the market approach.

The primary unobservable inputs used in the fair value measurement of the Company’s public warrant investments, when using an option pricing model, are the discount rate and volatility. Significant increases (decreases) in the discount rate in isolation would result in a significantly lower (higher) fair value measurement. Significant increases (decreases) in the volatility in isolation would result in a significantly higher (lower) fair value measurement. Changes in one or more factors can have a similar directional change on other factors in determining the appropriate discount rate or volatility to use in the valuation of a warrant using an option pricing model.

Note 10. Derivative Contracts

In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.

Warrants

The warrants provide exposure and potential gains upon equity appreciation or depreciation of the portfolio company’s equity value.

The value of a warrant has two components: time value and intrinsic value. A warrant has a limited life and expires on a certain date. As a warrant’s expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost.

The Company has written a warrant to sell within a limited time, a financial instrument at a contracted price based on differentials between specified prices. Written warrants may expose the Company to market risk of an unfavorable change in the financial instrument underlying the written warrant. The written warrant is on 360 of the Company’s 720 limited liability company interests in New Media West, LLC and has a strike price of $3,125,000, which increases over time to $3,500,000. This warrant expires on December 18, 2019. At June 30, 2014, the strike price is greater than the fair market value of the limited liability company interests of $530,677 and therefore would not be exercised.

Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.

Note 11. Subsequent Events

Personnel Changes

Effective July 25, 2014, our Board of Directors expanded its size to include six directors and appointed Tad Flynn to serve as a director until the 2015 Annual Meeting of Stockholders scheduled for January 2015.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 11. Subsequent Events  – (continued)

Change in Certifying Accountant

On June 30, 2014, KPMG LLP (“KPMG”) acquired certain assets of ROTHSTEIN-KASS, P.A. (d/b/a Rothstein Kass & Company, P.C.) and certain of its affiliates (“Rothstein Kass”), our independent registered public accounting firm. As a result of this transaction, on June 30, 2014, Rothstein Kass resigned as our independent registered public accounting firm. Concurrent with such resignation, we approved the engagement of KPMG as our new independent registered public accounting firm through the completion of their audit work for our fiscal year ended June 30, 2014.

Credit Facility

On September 12, 2014, we entered into an amendment to our Credit Facility with Santander Bank, N.A. to increase the size of the facility from $45,000,000 to $60,000,000 and to provide additional criteria for eligibility of loans under the borrowing base under the credit facility (the “Amendment”).

Dividend

On September 8, 2014, the Board of Directors declared monthly dividends of $0.067, $0.067 and $0.067 per share payable on November 14, 2014 for holders of record at October 31, 2014, December 15, 2014 for holders of record at November 28, 2014 and January 15, 2015 for holders of record at December 31, 2014.

Recent Portfolio Activity

On July 23, 2014, the Company closed on approximately $0.4 million of a $3.0 million senior secured revolving line of credit to Medinet Investments, LLC, a medical liability claims factoring company. The credit facility bears interest at LIBOR plus 13.00% with a LIBOR floor of 0.50% and has a final maturity of July 23, 2017.

On July 31, 2014, the Company placed ProGrade Ammo Group, LLC in default and ceased accruing interest on the senior secured revolving loan and senior secured term loan.

On August 13, 2014, the Company funded approximately $1.0 million of a $1.25 million revolving term loan and $3.2 million of a $5.75 senior secured term loan to U.S. Oilfield Company, LLC, an oil and gas field services company. The Company funded an additional $1.9 million, net, during September 2014 under the credit facility. The credit facility bears interest at LIBOR plus 12.50% and has a final maturity of August 13, 2017.

On August 19, 2014, the Company purchased approximately $4.0 million of a $210 million senior secured note to US Shale Solutions, Inc., an oil and gas field services company. The credit facility bears interest at 12.50% and has a final maturity of September 1, 2017.

On September 3, 2014, the senior secured credit facility with US Path Labs, LLC, a healthcare services company, was paid off at par plus accrued interest and fees for total proceeds of $3,594,076.

On September 22, 2014, the Company sold $4,937,500 of the senior secured term loan to Dynamic Energy Services International, LLC for $4,851,094 plus accrued interest.

On September 22, 2014, the Company sold $4,000,000 of the subordinated term loan to RCS Capital Corporation, for $4,060,000 plus accrued interest.

Equity Offering

On July 17, 2014, we sold 506,000 shares of our common stock at $7.40 per share in a direct registered offering to certain investors for total gross proceeds of approximately $3.7 million.

Note Offering

On July 17, 2014, we closed an offering of our 8.25% fixed-rate notes due 2020 (the “Notes”). The Notes offering consisted of $12,500,000 in aggregate principal amount of the Notes. The Notes were sold at price of $25.375 plus accrued interest from June 30, 2014, a premium to par value of $25.00 per Note, for

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 11. Subsequent Events  – (continued)

total gross proceeds of approximately $12.7 million. The Notes are a further issuance of, rank equally in right of payment with, and form a single series with the $21.1 million of currently outstanding Notes that will mature on June 30, 2020, and may be redeemed in whole or in part at any time or from time to time at our option on or after June 30, 2016. The Notes are listed on the NASDAQ Global Market and trade under the trading symbol “FULLL.”

Operating Expense Reimbursement

Our investment adviser has agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.5% of our net assets, beginning with our fiscal quarter ending September 30, 2014 through the end of our fiscal year 2015. For our fiscal year 2016 and beyond, our investment adviser had agreed to reimburse us for any operating expenses, excluding interest expenses, investment advisory and management fees, and offering expenses, in excess of 1.75% of our net assets.

Note 12. Supplemental Financial Data

Summarized Financial Information of Our Unconsolidated Subsidiaries

The Company holds a control interest, as defined by the 1940 Act, in four majority owned portfolio companies that are not consolidated in the Company’s consolidated financial statements. Below is a brief description of one portfolio company that is required to have supplemental disclosure incorporated in our financial statements in accordance with Regulation S-X section 4-08 (g), along with summarized financial information as of June 30, 2014 and June 30, 2013.

New Media West, LLC

New Media West, LLC provides digital satellite television, high speed internet, voice over IP and other information and communication services, primarily to residents living in the Southwest United States. New Media West, LLC derives revenue through the sale of subscription services to owners and residents of MDUs under long-term right of entry agreements. The income the Company generated from New Media West, LLC, which includes all interest and unrealized depreciation, was ($2.9) million for the year ended June 30, 2014.

The summarized financial information of our unconsolidated subsidiary was as follows (dollars in thousands):

	As of
Balance Sheet – New Media West, LLC	June 30, 2014	June 30, 2013
Current assets	$1,239	$1,927
Noncurrent assets	6,809	8,729
Total assets	$8,048	$10,656
Current liabilities	$1,174	$940
Noncurrent liabilities	4,365	5,334
Total liabilities	$5,539	$6,274
Total equity	$2,509	$4,382

	Year Ended
Statements of Operations – New Media West, LLC	June 30, 2014	June 30, 2013(1)
Net sales	$4,423	$3,020
Cost of goods sold	2,719	1,578
Gross profit	$1,704	$1,442
Other expenses	$3,577	$2,060
Net income	$(1,873)	$(618)

(1)	Represents the period December 2012 through June 2013, as New Media West, LLC began operations in December 2012.

FULL CIRCLE CAPITAL CORPORATION AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2014

Note 13. Selected Quarterly Financial Data (Unaudited)

	Total Investment Income		Net Investment Income		Net Realized and Unrealized Gains (Losses)		Net Increase (Decrease) in Net Assets from Operations
Quarter Ended	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
September 30, 2010	$867,582	$0.42	$306,783	$0.15	$(99,791)	$(0.05)	$206,992	$0.10
December 31, 2010	2,678,197	0.43	1,495,125	0.24	(137,707)	(0.02)	1,357,418	0.22
March 31, 2011	2,305,423	0.37	1,361,635	0.22	(799,361)	(0.13)	562,274	0.09
June 30, 2011	2,108,426	0.34	1,170,836	0.19	(415,206)	(0.07)	755,630	0.12
September 30, 2011	2,558,243	0.41	1,544,342	0.25	54,991	0.01	1,599,333	0.26
December 31, 2011	2,398,665	0.39	1,098,640	0.18	(846,099)	(0.14)	252,541	0.04
March 31, 2012	2,388,960	0.38	1,118,574	0.18	405,240	0.07	1,523,814	0.25
June 30, 2012	2,481,143	0.40	1,071,947	0.17	(1,769,463)	(0.28)	(697,516)	(0.11)
September 30, 2012	2,773,303	0.45	1,238,245	0.20	(343,354)	(0.06)	894,891	0.14
December 31, 2012	3,099,599	0.46	1,465,650	0.22	(1,893,852)	(0.28)	(428,202)	(0.06)
March 31, 2013	2,843,041	0.38	1,312,164	0.18	168,654	0.02	1,480,818	0.20
June 30, 2013	3,330,080	0.44	1,364,522	0.18	489,114	0.06	1,853,636	0.24
September 30, 2013	3,218,186	0.43	1,244,227	0.16	(3,501,376)	(0.46)	(2,257,149)	(0.30)
December 31, 2013	3,996,903	0.53	1,899,588	0.25	(3,119,528)	(0.41)	(1,219,940)	(0.16)
March 31, 2014	3,191,624	0.34	1,406,379	0.15	1,975,143	0.21	3,381,522	0.36
June 30, 2014	3,416,980	0.33	1,480,527	0.15	(9,007,355)	(0.79)	(7,526,828)	(0.73)

(1)	Per share amounts are calculated using weighted average shares outstanding during the period, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.

Full Circle Capital Corporation

PRELIMINARY PROSPECTUS
           , 2015

PART C — OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

1. Financial Statements

The following financial statements of Full Circle Capital Corporation (the “Registrant” or the “Company”) are included in Part A “Information Required to be in the Prospectus” of the Registration Statement.

2. Exhibits

Exhibit Number	Description
(a)(1)	Articles of Amendment and Restatement(2)
(a)(2)	Form of Articles Supplementary Establishing and Fixing the Rights and Preferences of the Term Preferred Shares(9)
(b)	Amended and Restated Bylaws(6)
(d)(1)	Form of Common Stock Certificate(1)
(d)(2)	Form of Subscription Certificate*
(d)(3)	Form of Notice of Guaranteed Delivery*
(d)(4)	Form of Subscription Agent Agreement*
(d)(5)	Form of Information Agent Agreement*
(d)(6)	Form of Notice to Stockholders*
(d)(7)	Form of Notice to Beneficial Stockholders of Common Stock*
(d)(8)	Form of Notice to Brokers, Banks and Other Nominees*
(d)(9)	Form of Beneficial Owner Election*
(d)(10)	Form of Nominee Holder Certification Form*
(d)(11)	Form of Nominee Holder Over-Subscription Exercise Form*
(e)	Amended and Restated Dividend Reinvestment Plan(11)
(g)	Investment Advisory Agreement by and between Registrant and Full Circle Advisors, LLC(1)
(h)	Form of Dealer Manager Agreement*
(k)(1)	Administration Agreement by and between Registrant and Full Circle Service Company, LLC(1)
(k)(2)	Credit Agreement by and among Registrant, Sovereign Bank, N.A., as agent, and the lenders party thereto, dated as of June 3, 2013(3)
(k)(3)	First Amendment to Credit Agreement by and between Registrant and Sovereign Bank, N.A., as agent, dated as of September 25, 2013(7)
(k)(4)	Second Amendment to Credit Agreement by and between Registrant, Santander Bank, N.A, (formerly known as Sovereign Bank, N.A.), as agent, and the lenders party thereto, dated as of November 6, 2013(8)
(k)(5)	Third Amendment to Credit Agreement by and between Registrant, Santander Bank, N.A., as agent, and the lenders party thereto, dated as of September 12, 2014(10)
(k)(6)	Pledge Agreement by Registrant in favor of Sovereign Bank, N.A., as agent, dated as of June 3, 2013(3)
(k)(7)	Security Agreement by Registrant in favor of Sovereign Bank, N.A., as agent, dated as of June 3, 2013(3)
(k)(8)	Form of Indemnification Agreement by and between Registrant and each of its directors(1)
(k)(9)	Trademark License Agreement by and between Registrant and Full Circle Advisors, LLC(1)
(k)(10)	Form of Purchase and Sale Agreement by and between Registrant, Full Circle Partners, LP, Full Circle Fund, Ltd., Full Circle Offshore, LLC, and FCC, LLC d/b/a First Capital(2)
(l)	Opinion of Sutherland Asbill & Brennan LLP*
(n)(1)	Consent of Sutherland Asbill & Brennan LLP (Incorporated by reference to exhibit l hereto)*
(n)(2)	Consent of Rothstein Kass
(n)(3)	Consent of KPMG LLP
(n)(4)	Report of Rothstein Kass(5)
(n)(5)	Report of KPMG LLP(12)
(r)(1)	Code of Ethics of Registrant(4)
(r)(2)	Code of Ethics of Full Circle Advisors, LLC(5)
99.1	Code of Business Conduct of Registrant(4)

(1)	Incorporated by reference to Registrant’s registration statement on Form N-2 Pre-Effective Amendment No. 2 (File No. 333-166302) filed on August 5, 2010.
(2)	Incorporated by reference to Registrant’s registration statement on Form N-2 Pre-Effective Amendment No. 3 (File No. 333-166302) filed on August 26, 2010.

(3)	Incorporated by reference to Registrant’s current report on Form 8-K (File No. 814-00809) filed on June 4, 2013.
(4)	Incorporated by reference to Registrant’s annual report on Form 10-K (File No. 814-00809) filed on September 13, 2013.
(5)	Incorporated by reference to Registrant’s registration statement on Form N-2 Pre-effective Amendment No. 2 (File No. 333-187207) filed on October 8, 2013.
(6)	Incorporated by reference to Registrant’s current report on Form 8-K (Items 5.02, 5.03 & 9.01) (File No. 814-00809) filed on November 7, 2013.
(7)	Incorporated by reference to Registrant’s quarterly report on Form 10-Q (File No. 814-00809) filed on November 7, 2013.
(8)	Incorporated by reference to Registrant’s current report on Form 8-K (Items 1.01, 2.03 and 9.01) (File No. 814-00809) filed on November 7, 2013.
(9)	Incorporated by reference to Registrant’s registration statement on Form N-2 Pre-effective Amendment No. 4 (File No. 333-187207) filed on November 21, 2013.
(10)	Incorporated by reference to Registrants current report on Form 8-K (Items 1.01, 2.03 and 9.01) (File No. 814-00809) filed on September 15, 2014.
(11)	Incorporated by reference to Registrant’s registration statement on Form N-2 (File No. 333-198737) filed on September 15, 2014.
(12)	Incorporated by reference to Registrant’s registration statement on Form N-2 Pre-effective Amendment No. 1 (File No. 333-198737) filed on December 16, 2014.

*	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “The Offer — Distribution Arrangements” in this Registration Statement is incorporated herein by reference.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

SEC registration fee	$5,553.93
FINRA filing fee	7,669.42
Printing and postage	50,000.00
Legal fees and expenses	250,000.00
Accounting fees and expenses	150,000.00
Miscellaneous	150,000.00
Total	$613,223.35

Note: All listed amounts are estimates, except for the SEC registration fee and FINRA filing fee.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth each of Full Circle Capital’s subsidiaries, the state under whose laws the subsidiary is organized and the voting securities owned by Full Circle Capital, directly or indirectly, in such subsidiary:

FC New Media, Inc. (Delaware)	100%
FC New Specialty Foods, Inc. (Delaware)	100%
FC Takoda Holdings, LLC (Delaware)	100%
Full Circle West, Inc. (Delaware)	100%
TransAmerican Asset Servicing Group, Inc. (Delaware)	100%

Each of Full Circle Capital’s subsidiaries is consolidated with Full Circle Capital for financial reporting purposes.

We may be deemed to control certain portfolio companies. See “Portfolio Companies” in the prospectus.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the number of record holders of the Registrant’s common stock at February 20, 2015.

Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	91

ITEM 30. INDEMNIFICATION

Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s charter and Article XI of the Registrant’s Amended and Restated Bylaws.

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. The Registrant’s charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s charter authorizes the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The Registrant’s bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Adviser and Administrator

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Advisors, LLC (the “investment adviser”) and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the investment adviser’s services under the Investment Advisory Agreement or otherwise as an investment adviser of the Registrant.

The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Full Circle Service Company, LLC and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Full Circle Service Company, LLC’s services under the Administration Agreement or otherwise as administrator for the Registrant.

The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management — Board of Directors,” “Investment Advisory Agreement” and “Portfolio Management — Investment Personnel.” Additional information regarding the investment adviser and its officers and directors will be set forth in its Form ADV, as filed with the Securities and Exchange Commission (SEC File No. 801-71447), under the Investment Advisers Act of 1940, as amended, and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books, and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:

(1)	the Registrant, Full Circle Capital Corporation, 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830;
(2)	the Transfer Agent, American Stock Transfer and Trust Company, LLC, 6201 15th Ave., Brooklyn, New York 11219;
(3)	the investment adviser, Full Circle Advisors, LLC, 102 Greenwich Ave., 2nd Floor, Greenwich, Connecticut 06830; and
(4)	the sub-administrator, Conifer Financial Services LLC, 767 3rd Ave, New York, New York 10017.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

(1)	Registrant undertakes to suspend the offering of the shares of common stock covered hereby until it amends its prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of common stock declines more than 15% from its net asset value per share of common stock as of the effective date of this Registration Statement, or (b) its net asset value per share of common stock increases to an amount greater than its net proceeds as stated in the prospectus contained herein.
(2)	Not applicable.
(3)	Not applicable.
(4)	Not Applicable.
(5)

(a)

For the purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

(b)	For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.
(6)	Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greenwich, in the State of Connecticut, on this 23rd day of February, 2015.

FULL CIRCLE CAPITAL CORPORATION

/s/ Gregg J. Felton

Gregg J. Felton
Chief Executive Officer and
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-2 has been signed by the following persons on behalf of the Registrant, in the capacities indicated, on February 23, 2015. This document may be executed by the signatories hereto on any number of counterparts, all of which shall constitute one and the same instrument.

Signature	Title
/s/ John E. Stuart John E. Stuart	Chairman of the Board of Directors
/s/ Gregg J. Felton Gregg J. Felton	Chief Executive Officer, President and Director (Principal Executive Officer)
/s/ Michael J. Sell Michael J. Sell	Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)
* Mark C. Biderman	Director
* Edward H. Cohen	Director
* Terence B. Flynn	Director
* Thomas A. Ortwein, Jr.	Director

*	Signed by Gregg J. Felton pursuant to a power of attorney signed by each individual on January 16, 2015.